Lincoln ChoicePlus Access
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:

The Lincoln National Life Insurance Company
1300 South Clinton Street

Fort Wayne, IN 46802-7866
www.LFG.com
1-888-868-2583

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000 . Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series I):
     AIM V.I. Capital Appreciation Fund
     (formerly AIM V.I. Growth Fund)
     AIM V.I. Core Equity Fund
     (formerly AIM V.I. Premier Equity Fund)
     AIM V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein International Value Portfolio*
     AllianceBernstein Large Cap Growth Portfolio
     AllianceBernstein Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*

                                                                               1


Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series

     Delaware VIP High Yield Series
     Delaware VIP REIT Series

   Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series

DWS Investments VIT Funds (Class A):
(formerly Scudder Investments VIT Funds)
     DWS Equity 500 Index VIP
     (formerly Scudder VIT Equity 500 Index Fund)
     DWS Small Cap Index VIP
     (formerly Scudder VIT Small Cap Index Fund)

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund*
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund*
     FTVIPT Templeton Global Income Securities Fund
     FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):
   Janus Aspen Balanced Portfolio
     Janus Aspen Mid Cap Growth Portfolio
   Janus Aspen Worldwide Growth Portfolio

Lincoln Variable Insurance Products Trust:
     Lincoln VIP Aggressive Growth Fund (Service Class) Lincoln VIP Bond Fund (Standard Class)
     Lincoln VIP Capital Appreciation Fund (Service Class) Lincoln VIP Core Fund (Standard Class)
     Lincoln VIP Global Asset Allocation Fund (Service Class) Lincoln VIP Growth Fund (Standard Class)
     Lincoln VIP Growth and Income Fund (Service Class) Lincoln VIP Growth Opportunities Fund (Service Class) Lincoln VIP International Fund (Standard Class)
     Lincoln VIP Money Market Fund (Standard Class)
     Lincoln VIP Social Awareness Fund (Standard Class) Lincoln VIP Conservative Profile Fund (Service Class) Lincoln VIP Moderate Profile Fund (Service Class)

   Lincoln VIP Moderately Aggressive Profile Fund (Service Class)
     Lincoln VIP Aggressive Profile Fund (Service Class)
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Capital Opportunities Series
     MFS (Reg. TM) VIT Emerging Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund
     Putnam VT Health Sciences Fund

* These funds will be available for allocations of purchase payments or contract value on or around June 5, 2006. Check with your investment representative regarding availability.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2006

2

Table of Contents


Item                                                               Page
Special Terms                                                       4
Expense Tables                                                      5
Summary of Common Questions                                        12
The Lincoln National Life Insurance Company                        14
Variable Annuity Account (VAA)                                     15
Investments of the Variable Annuity Account                        15
Charges and Other Deductions                                       19
The Contracts                                                      22
 Purchase Payments                                                 23
 Transfers On or Before the Annuity Commencement Date              24
 Death Benefit                                                     26
 Investment Requirements                                           30
 Lincoln SmartSecuritySM Advantage                                 31
 Surrenders and Withdrawals                                        34
 Distribution of the Contracts                                     35
 i4LIFE (Reg. TM) Advantage                                        36
 4LATERSM Advantage                                                41
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage         45
 Annuity Payouts                                                   47
 Fixed Side of the Contract                                        49
Federal Tax Matters                                                50
Additional Information                                             54
 Voting Rights                                                     54
 Return Privilege                                                  55
 Other Information                                                 55
 Legal Proceedings                                                 55
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                        56
Appendix A - Condensed Financial Information                       A-1

                                                                               3


Special Terms

In this prospectus, the following terms have the indicated meanings:

4LATERSM Advantage or 4LATER - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln SmartSecuritySM Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

4

Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

We may apply the market value adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing and cross-reinvestment, withdrawals up to the annual withdrawal limit under the Lincoln SmartSecuritySM Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


o        Mortality and expense risk charge
o        Administrative charge
o        Total annual charge for each
         subaccount

         EEB Rider

         (in combination         EEB Rider                   5% step up
         with 5% step up)        (without 5% step up)        death benefit        EGMDB
         ------------------      ----------------------      ---------------      ------
o              1.75%                     1.70%                   1.65%            1.50%
o              0.15%                     0.15%                   0.15%            0.15%
               ----                      ----                     ----            ----
o

               1.90%                     1.85%                   1.80%            1.65%

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.

Optional Rider Charges:


Lincoln SmartSecuritySM Advantage:



                                                     Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                   Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                          Step-Up option                     Step-Up option
                                                  -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge*                                  0.95%                               1.50%
o        Current annual percentage charge*                   0.45%                               0.65%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

4LATERSM Advantage:




o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%

*The annual percentage charge for the 4LATERSM Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATERSM charge is deducted from the subaccounts on a quarterly basis.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2005. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                                               5



                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or

service (12b-1) fees, and other expenses):           0.34%          6.86%
Net Total Annual Fund Operating Expenses

(after contractual waivers/reimbursements*):         0.28%          1.72%

* 21 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2007.

6

The following table shows the expenses charged by each fund for the year ended December 31, 2005:

(as a percentage of each fund's average net assets):


                                                                              Management
                                                                             Fees (before
                                                                             any waivers/
                                                                            reimbursements)      +
AIM V.I. Capital Appreciation Fund (Series I)(1)(2)                         0.61        %
AIM V.I. Core Equity Fund (Series I)(1)(2)(3)                               0.60
AIM V.I. International Growth Fund (Series I)(1)                            0.73
AllianceBernstein Growth and Income Portfolio (Class B)                     0.55
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.75
AllianceBernstein International Value Portfolio (Class B)(1)                0.75
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.75
AllianceBernstein Global Technology Portfolio (Class B)                     0.75
American Century Investments VP II Inflation Protection (Class II)          0.49
American Funds Global Growth Fund (Class 2)(5)                              0.58
American Funds Global Small Capitalization Fund (Class 2)(5)                0.74
American Funds Growth Fund (Class 2)(5)                                     0.33
American Funds Growth-Income Fund (Class 2)(5)                              0.28
American Funds International Fund (Class 2)(5)                              0.52
Baron Capital Asset Fund (Insurance Shares)                                 1.00
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.50
Delaware VIP Diversified Income Series (Service Class)(7)                   0.65
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.25
Delaware VIP High Yield Series (Service Class)(9)                           0.65
Delaware VIP Value Series (Service Class)(10)                               0.65
Delaware VIP REIT Series (Service Class)(11)                                0.73
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.73
Delaware VIP Trend Series (Service Class)(13)                               0.74
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.65
DWS Equity 500 Index VIP (Class A)(15)                                      0.19
DWS Small Cap Index VIP (Class A)                                           0.35
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.57
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.47
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.57
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)              0.57
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.72
FTVIPT Franklin Income Securities Fund (Class 2)                            0.46
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.48
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.60
FTVIPT Templeton Global Income Securities Fund (Class 2)                    0.62
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.75
Janus Aspen Mid Cap Growth Portfolio (Service Class)                        0.64
Janus Aspen Balanced Portfolio (Service Class)                              0.55
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                  0.60
Lincoln VIP Aggressive Growth Fund (Service Class)                          0.74
Lincoln VIP Bond Fund (Standard Class)                                      0.35
Lincoln VIP Capital Appreciation Fund (Service Class)(23)                   0.74
Lincoln VIP Core Fund (Standard Class)(24)                                  0.69



                                                                              12b-1 Fees                  Other Expenses
                                                                              (before any                   (before any
                                                                               waivers/                      waivers/
                                                                            reimbursements)      +        reimbursements)
AIM V.I. Capital Appreciation Fund (Series I)(1)(2)                         0.00        %                 0.29        %
AIM V.I. Core Equity Fund (Series I)(1)(2)(3)                               0.00                          0.27
AIM V.I. International Growth Fund (Series I)(1)                            0.00                          0.38
AllianceBernstein Growth and Income Portfolio (Class B)                     0.25                          0.05
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.25                          0.06
AllianceBernstein International Value Portfolio (Class B)(1)                0.25                          0.12
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.25                          0.12
AllianceBernstein Global Technology Portfolio (Class B)                     0.25                          0.17
American Century Investments VP II Inflation Protection (Class II)          0.25                          0.01
American Funds Global Growth Fund (Class 2)(5)                              0.25                          0.04
American Funds Global Small Capitalization Fund (Class 2)(5)                0.25                          0.05
American Funds Growth Fund (Class 2)(5)                                     0.25                          0.02
American Funds Growth-Income Fund (Class 2)(5)                              0.25                          0.01
American Funds International Fund (Class 2)(5)                              0.25                          0.05
Baron Capital Asset Fund (Insurance Shares)                                 0.25                          0.09
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.30                          0.21
Delaware VIP Diversified Income Series (Service Class)(7)                   0.30                          0.21
Delaware VIP Emerging Markets Series (Service Class)(8)                     0.30                          0.32
Delaware VIP High Yield Series (Service Class)(9)                           0.30                          0.13
Delaware VIP Value Series (Service Class)(10)                               0.30                          0.13
Delaware VIP REIT Series (Service Class)(11)                                0.30                          0.12
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.30                          0.12
Delaware VIP Trend Series (Service Class)(13)                               0.30                          0.13
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.30                          0.16
DWS Equity 500 Index VIP (Class A)(15)                                      0.00                          0.15
DWS Small Cap Index VIP (Class A)                                           0.00                          0.16
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.25                          0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.25                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.25                          0.10
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)              0.25                          0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.25                          0.17
FTVIPT Franklin Income Securities Fund (Class 2)                            0.25                          0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.25                          0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.25                          0.18
FTVIPT Templeton Global Income Securities Fund (Class 2)                    0.25                          0.12
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.25                          0.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                        0.25                          0.03
Janus Aspen Balanced Portfolio (Service Class)                              0.25                          0.02
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                  0.25                          0.01
Lincoln VIP Aggressive Growth Fund (Service Class)                          0.25                          0.13
Lincoln VIP Bond Fund (Standard Class)                                      0.00                          0.06
Lincoln VIP Capital Appreciation Fund (Service Class)(23)                   0.25                          0.09
Lincoln VIP Core Fund (Standard Class)(24)                                  0.00                          2.92



                                                                                                               Total

                                                                                     Total Expenses         Contractual
                                                                                       (before any            waivers/
                                                                                        waivers/           reimbursements
                                                                            =        reimbursements)          (if any)
AIM V.I. Capital Appreciation Fund (Series I)(1)(2)                                  0.90        %
AIM V.I. Core Equity Fund (Series I)(1)(2)(3)                                        0.87
AIM V.I. International Growth Fund (Series I)(1)                                     1.11
AllianceBernstein Growth and Income Portfolio (Class B)                              0.85
AllianceBernstein Large Cap Growth Portfolio (Class B)                               1.06
AllianceBernstein International Value Portfolio (Class B)(1)                         1.12                 -0.01        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                            1.12
AllianceBernstein Global Technology Portfolio (Class B)                              1.17
American Century Investments VP II Inflation Protection (Class II)                   0.75
American Funds Global Growth Fund (Class 2)(5)                                       0.87
American Funds Global Small Capitalization Fund (Class 2)(5)                         1.04
American Funds Growth Fund (Class 2)(5)                                              0.60
American Funds Growth-Income Fund (Class 2)(5)                                       0.54
American Funds International Fund (Class 2)(5)                                       0.82
Baron Capital Asset Fund (Insurance Shares)                                          1.34
Delaware VIP Capital Reserves Series (Service Class)(6)                              1.01                 -0.05
Delaware VIP Diversified Income Series (Service Class)(7)                            1.16                 -0.12
Delaware VIP Emerging Markets Series (Service Class)(8)                              1.87                 -0.15
Delaware VIP High Yield Series (Service Class)(9)                                    1.08                 -0.05
Delaware VIP Value Series (Service Class)(10)                                        1.08                 -0.05
Delaware VIP REIT Series (Service Class)(11)                                         1.15                 -0.05
Delaware VIP Small Cap Value Series (Service Class)(12)                              1.15                 -0.05
Delaware VIP Trend Series (Service Class)(13)                                        1.17                 -0.05
Delaware VIP U.S. Growth Series (Service Class)(14)                                  1.11                 -0.05
DWS Equity 500 Index VIP (Class A)(15)                                               0.34                 -0.06
DWS Small Cap Index VIP (Class A)                                                    0.51
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)                    0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)                 0.81
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)                        0.92
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)                       0.94
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)                      1.14
FTVIPT Franklin Income Securities Fund (Class 2)                                     0.73
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)                   1.01                 -0.02
FTVIPT Mutual Shares Securities Fund (Class 2)                                       1.03
FTVIPT Templeton Global Income Securities Fund (Class 2)                             0.99
FTVIPT Templeton Growth Securities Fund (Class 2)                                    1.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                                 0.92
Janus Aspen Balanced Portfolio (Service Class)                                       0.82
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                           0.86
Lincoln VIP Aggressive Growth Fund (Service Class)                                   1.12
Lincoln VIP Bond Fund (Standard Class)                                               0.41
Lincoln VIP Capital Appreciation Fund (Service Class)(23)                            1.08                 -0.13
Lincoln VIP Core Fund (Standard Class)(24)                                           3.61                 -2.77



                                                                            Total Expenses
                                                                                (after

                                                                             Contractual
                                                                               waivers/

                                                                            reimbursements
                                                                                  s)
AIM V.I. Capital Appreciation Fund (Series I)(1)(2)
AIM V.I. Core Equity Fund (Series I)(1)(2)(3)
AIM V.I. International Growth Fund (Series I)(1)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Large Cap Growth Portfolio (Class B)
AllianceBernstein International Value Portfolio (Class B)(1)                1.11        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Century Investments VP II Inflation Protection (Class II)
American Funds Global Growth Fund (Class 2)(5)
American Funds Global Small Capitalization Fund (Class 2)(5)
American Funds Growth Fund (Class 2)(5)
American Funds Growth-Income Fund (Class 2)(5)
American Funds International Fund (Class 2)(5)
Baron Capital Asset Fund (Insurance Shares)
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.96
Delaware VIP Diversified Income Series (Service Class)(7)                   1.04
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.72
Delaware VIP High Yield Series (Service Class)(9)                           1.03
Delaware VIP Value Series (Service Class)(10)                               1.03
Delaware VIP REIT Series (Service Class)(11)                                1.10
Delaware VIP Small Cap Value Series (Service Class)(12)                     1.10
Delaware VIP Trend Series (Service Class)(13)                               1.12
Delaware VIP U.S. Growth Series (Service Class)(14)                         1.06
DWS Equity 500 Index VIP (Class A)(15)                                      0.28
DWS Small Cap Index VIP (Class A)
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)
FTVIPT Franklin Income Securities Fund (Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.99
FTVIPT Mutual Shares Securities Fund (Class 2)
FTVIPT Templeton Global Income Securities Fund (Class 2)
FTVIPT Templeton Growth Securities Fund (Class 2)
Janus Aspen Mid Cap Growth Portfolio (Service Class)
Janus Aspen Balanced Portfolio (Service Class)
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)
Lincoln VIP Aggressive Growth Fund (Service Class)
Lincoln VIP Bond Fund (Standard Class)
Lincoln VIP Capital Appreciation Fund (Service Class)(23)                   0.95
Lincoln VIP Core Fund (Standard Class)(24)                                  0.84

                                                                               7



                                                                            Management                    12b-1 Fees
                                                                           Fees (before                   (before any
                                                                           any waivers/                    waivers/
                                                                          reimbursements)      +        reimbursements)
Lincoln VIP Global Asset Allocation Fund (Service Class)                  0.74        %                 0.25        %
Lincoln VIP Growth Fund (Standard Class)(25)                              0.74                          0.00
Lincoln VIP Growth and Income Fund (Service Class)                        0.33                          0.25
Lincoln VIP Growth Opportunities Fund (Service Class)(26)                 0.99                          0.25
Lincoln VIP International Fund (Standard Class)                           0.76                          0.00
Lincoln VIP Money Market Fund (Standard Class)                            0.44                          0.00
Lincoln VIP Social Awareness Fund (Standard Class)                        0.35                          0.00
Lincoln VIP Conservative Profile Fund (Service Class)(27)                 0.25                          0.25
Lincoln VIP Moderate Profile Fund (Service Class)(27)                     0.25                          0.25
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(27)        0.25                          0.25
Lincoln VIP Aggressive Profile Fund (Service Class)(27)                   0.25                          0.25
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(28)        0.75                          0.25
MFS (Reg. TM) VIT Emerging Growth Series (Service Class)(28)              0.75                          0.25
MFS (Reg. TM) VIT Total Return Series (Service Class)(28)                 0.75                          0.25
MFS (Reg. TM) VIT Utilities Series (Service Class)(28)                    0.75                          0.25
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(29)               0.83                          0.00
Neuberger Berman AMT Regency Portfolio (I Class)(29)                      0.85                          0.00
Putman VT Growth & Income Fund (Class 1B)                                 0.49                          0.25
Putman VT Health Sciences Fund (Class 1B)                                 0.70                          0.25



                                                                                   Other Expenses
                                                                                     (before any
                                                                                      waivers/
                                                                          +        reimbursements)      =
Lincoln VIP Global Asset Allocation Fund (Service Class)                           0.19        %
Lincoln VIP Growth Fund (Standard Class)(25)                                       2.48
Lincoln VIP Growth and Income Fund (Service Class)                                 0.05
Lincoln VIP Growth Opportunities Fund (Service Class)(26)                          5.62
Lincoln VIP International Fund (Standard Class)                                    0.16
Lincoln VIP Money Market Fund (Standard Class)                                     0.10
Lincoln VIP Social Awareness Fund (Standard Class)                                 0.07
Lincoln VIP Conservative Profile Fund (Service Class)(27)                          2.01
Lincoln VIP Moderate Profile Fund (Service Class)(27)                              1.17
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(27)                 1.36
Lincoln VIP Aggressive Profile Fund (Service Class)(27)                            2.57
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(28)                 0.23
MFS (Reg. TM) VIT Emerging Growth Series (Service Class)(28)                       0.13
MFS (Reg. TM) VIT Total Return Series (Service Class)(28)                          0.09
MFS (Reg. TM) VIT Utilities Series (Service Class)(28)                             0.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(29)                        0.10
Neuberger Berman AMT Regency Portfolio (I Class)(29)                               0.16
Putman VT Growth & Income Fund (Class 1B)                                          0.05
Putman VT Health Sciences Fund (Class 1B)                                          0.11



                                                                                                    Total

                                                                          Total Expenses         Contractual
                                                                            (before any            waivers/
                                                                             waivers/           reimbursements
                                                                          reimbursements)          (if any)
Lincoln VIP Global Asset Allocation Fund (Service Class)                  1.18        %
Lincoln VIP Growth Fund (Standard Class)(25)                              3.22                 -2.36        %
Lincoln VIP Growth and Income Fund (Service Class)                        0.63
Lincoln VIP Growth Opportunities Fund (Service Class)(26)                 6.86                 -5.43
Lincoln VIP International Fund (Standard Class)                           0.92
Lincoln VIP Money Market Fund (Standard Class)                            0.54
Lincoln VIP Social Awareness Fund (Standard Class)                        0.42
Lincoln VIP Conservative Profile Fund (Service Class)(27)                 2.51                 -1.23
Lincoln VIP Moderate Profile Fund (Service Class)(27)                     1.67                 -0.30
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(27)        1.86                 -0.49
Lincoln VIP Aggressive Profile Fund (Service Class)(27)                   3.07                 -1.61
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(28)        1.23                 -0.08
MFS (Reg. TM) VIT Emerging Growth Series (Service Class)(28)              1.13
MFS (Reg. TM) VIT Total Return Series (Service Class)(28)                 1.09
MFS (Reg. TM) VIT Utilities Series (Service Class)(28)                    1.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(29)               0.93
Neuberger Berman AMT Regency Portfolio (I Class)(29)                      1.01
Putman VT Growth & Income Fund (Class 1B)                                 0.79
Putman VT Health Sciences Fund (Class 1B)                                 1.06



                                                                          Total Expenses
                                                                              (after

                                                                           Contractual
                                                                             waivers/

                                                                          reimbursements
                                                                                s)
Lincoln VIP Global Asset Allocation Fund (Service Class)
Lincoln VIP Growth Fund (Standard Class)(25)                              0.86        %
Lincoln VIP Growth and Income Fund (Service Class)
Lincoln VIP Growth Opportunities Fund (Service Class)(26)                 1.43
Lincoln VIP International Fund (Standard Class)
Lincoln VIP Money Market Fund (Standard Class)
Lincoln VIP Social Awareness Fund (Standard Class)
Lincoln VIP Conservative Profile Fund (Service Class)(27)                 1.28
Lincoln VIP Moderate Profile Fund (Service Class)(27)                     1.37
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(27)        1.37
Lincoln VIP Aggressive Profile Fund (Service Class)(27)                   1.46
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(28)        1.15
MFS (Reg. TM) VIT Emerging Growth Series (Service Class)(28)
MFS (Reg. TM) VIT Total Return Series (Service Class)(28)
MFS (Reg. TM) VIT Utilities Series (Service Class)(28)
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(29)
Neuberger Berman AMT Regency Portfolio (I Class)(29)
Putman VT Growth & Income Fund (Class 1B)
Putman VT Health Sciences Fund (Class 1B)

(1)

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund and June 12, 2006 for AIM V.I. Large Cap Growth Fund, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(3) Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(4) Represents a one time waiver of certain legal and accounting expenses paid to the Advisor.

(5) The investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(6) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.70%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective

8

   May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, Extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.81%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"); the sub-advisor is Mondrian Investment Partners, Ltd. ("Mondrian"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.57% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, Mondrian has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.50%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.78%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. In addition, for the period May 1, 2002 through April 30, 2006, DMC voluntarily elected to waive its management fee for this Series to 0.60%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.86%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(12) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(13) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.92%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(14) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April


                                                                               9


    30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.87%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(15) Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.28% for Class A and 0.53% for Class B shares until April 30, 2009.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.55% for initial class; 0.65% for service class; and 0.80% for service class 2. These offsets may be discontinued at any time.

(18) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.73% for service class; and 0.88% for service class 2. These offsets may be discontinued at any time.

(19) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(20) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.82% for initial class; 0.92% for service class; and 1.07% for service class 2. These offsets may be discontinued at any time.

(21) The Fund's manager had agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund for cash management. This arrangement will continue for as long as the Fund invests in the Money Market Fund.

(22) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This Change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information of the Fund.

(23) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% standard class and 1.09% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(24) Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% of the first $100,000,000 of average net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(25) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% standard class and 1.11% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(26) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 1.18% standard class and 1.43% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(27) The "Other Expenses" column reflects the expenses of the particular Lincoln Profile Fund (Conservative 1.28%; Moderate 0.35%; Moderately Aggressive 0.54%; Aggressive 1.66%) and the estimated fees and expenses of the underlying funds invested in by the Profile Funds (Conservative 0.73%; Moderate 0.82%; Moderately Aggressive 0.82%; Aggressive 0.91%). The estimated underlying fund fees and expenses are based on the 2005 fees and expenses of the underlying funds that were owned by each Profile Fund on December 31, 2005. Each Profile Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred throughout the year. In addition, Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed 0.55%. This Agreement will continue at least through April 30, 2007 and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Funds.

(28) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower. MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.

(29) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Limited Maturity Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements

10

    for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation. Net expenses for the Socially Responsive Portfolio were subject to a contractual expense limitation of 1.50% for the year ended December 31, 2005.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

                                                                              11


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and 4LATERSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:




   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,013         $2,943         $4,796         $9,087

2) If you annuitize or do not surrender your contract at the end of the applicable time period:




   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,013         $2,943         $4,796         $9,087

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATERSM Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary of Common Questions

What kind of contract am I buying? It is an individual variable or fixed and/or market value adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATERSM Advantage after April 10, 2006 or the Lincoln SmartSecuritySM Advantage or i4LIFE (Reg. TM) Guaranteed Income Benefit after April 10, 2006, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We charge an account fee of $35 on any contract anniversary if the contract value is less than $100,000. This account fee may be less in some states and will be waived after the fifteenth contract year. See Charges and Other Deductions.

12

We apply a charge to the daily net asset value of the VAA and those charges are:


o        Mortality and expense risk charge
o        Administrative charge
o        Total annual charge for each
         subaccount

         EEB Rider

         (in combination         EEB Rider                   5% step up
         with 5% step up)        (without 5% step up)        death benefit        EGMDB
         ------------------      ----------------------      ---------------      ------
o              1.75%                     1.70%                   1.65%            1.50%
o              0.15%                     0.15%                   0.15%            0.15%
               ----                      ----                     ----            ----
o

               1.90%                     1.85%                   1.80%            1.65%

Additional Optional Riders:

Lincoln SmartSecuritySM Advantage:




                                                    Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                  Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                         Step-up Option                     Step-up Option
                                                 -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge                                  0.95%                               1.50%
o        Current annual percentage charge                   0.45%                               0.65%

4LATERSM Advantage:




o        Guaranteed maximum annual
         percentage charge                       1.50%
o        Current annual percentage charge        0.50%

See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecuritySM Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this

                                                                              13


benefit through periodic withdrawals. There are two options available to reset the Guaranteed Amount to the current contract value. See The Contracts - Lincoln SmartSecuritySM Advantage.

What is 4LATERSM Advantage? 4LATERSM Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATERSM Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. See The Contracts - 4LATERSM Advantage.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATERSM Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATERSM Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.

Investment Results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

Financial Statements

The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of LNC, the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information have not changed as a result of this merger.

14

Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the Variable Annuity Account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.

Administrative, Marketing and Support Service Fees

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.48%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, Baron, Delaware, Fidelity, Franklin, Janus, Lincoln, MFS and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.

Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

                                                                              15


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


 FUND NAME                                                   FUND DESCRIPTION
AIM V.I. Capital Appreciation Fund                          Capital appreciation
 AIM V.I. Core Equity Fund                                   Long-term growth
AIM V.I. International Growth Fund                          Long-term growth
 AllianceBernstein Global Technology Portfolio               Maximum capital appreciation
AllianceBernstein Growth and Income Portfolio               Growth and income
 AllianceBernstein International Value Portfolio             Long-term growth
AllianceBernstein Large Cap Growth Portfolio                Maximum capital appreciation
 AllianceBernstein Small/Mid Cap Value Portfolio             Long-term growth
American Century Investments VP Inflation Protection        Long-term total return
Fund
 American Funds Global Growth Fund                           Long-term growth
American Funds Global Small Capitalization Fund             Long-term growth
 American Funds Growth Fund                                  Long-term growth
American Funds International Fund                           Long-term growth
 American Funds Growth-Income Fund                           Growth and income
Baron Capital Asset Fund                                    Maximum capital appreciation
 Delaware VIP Capital Reserves Series                        Current income
Delaware VIP Diversified Income Series                      Total return
 Delaware VIP Emerging Markets Series                        Capital appreciation
Delaware VIP High Yield Series                              Capital appreciation
 Delaware VIP REIT Series                                    Total return
Delaware VIP Small Cap Value Series                         Capital appreciation
 Delaware VIP Trend Series                                   Capital appreciation



 FUND NAME                                                   MANAGER
AIM V.I. Capital Appreciation Fund                          AIM Advisors, Inc.
 AIM V.I. Core Equity Fund                                   AIM Advisors, Inc.
AIM V.I. International Growth Fund                          AIM Advisors, Inc.
 AllianceBernstein Global Technology Portfolio               AllianceBernstein, L.P.
AllianceBernstein Growth and Income Portfolio               AllianceBernstein, L.P.
 AllianceBernstein International Value Portfolio             AllianceBernstein, L.P.
AllianceBernstein Large Cap Growth Portfolio                AllianceBernstein, L.P.
 AllianceBernstein Small/Mid Cap Value Portfolio             AllianceBernstein, L.P.
American Century Investments VP Inflation Protection        American Century
Fund
 American Funds Global Growth Fund                           Capital Research and Management Company
American Funds Global Small Capitalization Fund             Capital Research and Management Company
 American Funds Growth Fund                                  Capital Research and Management Company
American Funds International Fund                           Capital Research and Management Company
 American Funds Growth-Income Fund                           Capital Research and Management Company
Baron Capital Asset Fund                                    BAMCO, Inc.
 Delaware VIP Capital Reserves Series                        Delaware Management Company
Delaware VIP Diversified Income Series                      Delaware Management Company
 Delaware VIP Emerging Markets Series                        Delaware Management Company
                                                            Sub-advised by Mondrian Investment
                                                            Partners Limited

Delaware VIP High Yield Series                              Delaware Management Company
 Delaware VIP REIT Series                                    Delaware Management Company
Delaware VIP Small Cap Value Series                         Delaware Management Company
 Delaware VIP Trend Series                                   Delaware Management Company

16


 FUND NAME                                                    FUND DESCRIPTION
Delaware VIP U.S. Growth Series                              Capital appreciation
 Delaware VIP Value Series                                    Long-term capital appreciation
DWS Equity 500 Index VIP Fund                                Capital appreciation
 DWS Small Cap Index VIP Fund                                 Capital appreciation
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio        Long-term capital appreciation
 Fidelity (Reg. TM) VIP Equity-Income Portfolio               Reasonable income
Fidelity (Reg. TM) VIP Growth Portfolio                      Capital appreciation
 Fidelity (Reg. TM) VIP Mid Cap Portfolio                     Long-term growth
Fidelity (Reg. TM) VIP Overseas Portfolio                    Long-term growth
 FTVIPT Franklin Income Securities Fund                       Current income
FTVIPT Franklin Small-Mid Cap Growth Securities Fund         Long-term growth
 FTVIPT Mutual Shares Securities Fund                         Capital appreciation
FTVIPT Templeton Global Income Securities Fund               Total return
 FTVIPT Templeton Growth Securities Fund                      Long-term growth
Janus Aspen Mid Cap Growth Portfolio                         Long-term growth
 Janus Aspen Balanced Portfolio                               Long-term growth and current
                                                             income

Janus Aspen Worldwide Growth Portfolio                       Long-term growth
 Lincoln VIP Aggressive Growth Fund                           Maximum capital appreciation
Lincoln VIP Bond Fund                                        Current income
 Lincoln VIP Capital Appreciation Fund                        Long-term growth



 FUND NAME                                                    MANAGER
Delaware VIP U.S. Growth Series                              Delaware Management Company
 Delaware VIP Value Series                                    Delaware Management Company
DWS Equity 500 Index VIP Fund                                Deutsche Asset Management Inc.
                                                             Sub-advised by Northern Trust Investments,
                                                             Inc.
 DWS Small Cap Index VIP Fund                                 Deutsche Asset Management Inc.
                                                             Sub-advised by Northern Trust Investments,
                                                             Inc.
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio        Fidelity Management and Research
                                                             Company

 Fidelity (Reg. TM) VIP Equity-Income Portfolio               Fidelity Management and Research
                                                             Company

Fidelity (Reg. TM) VIP Growth Portfolio                      Fidelity Management and Research
                                                             Company

 Fidelity (Reg. TM) VIP Mid Cap Portfolio                     Fidelity Management and Research
                                                             Company

Fidelity (Reg. TM) VIP Overseas Portfolio                    Fidelity Management and Research
                                                             Company

 FTVIPT Franklin Income Securities Fund                       Franklin Advisers, Inc.
FTVIPT Franklin Small-Mid Cap Growth Securities Fund         Franklin Advisers, Inc.
 FTVIPT Mutual Shares Securities Fund                         Franklin Mutual Advisors, LLC
FTVIPT Templeton Global Income Securities Fund               Templeton Global Advisors Limited
 FTVIPT Templeton Growth Securities Fund                      Templeton Global Advisors Limited
Janus Aspen Mid Cap Growth Portfolio                         Janus Capital Management LLC
 Janus Aspen Balanced Portfolio                               Janus Capital Management LLC
Janus Aspen Worldwide Growth Portfolio                       Janus Capital Management LLC
 Lincoln VIP Aggressive Growth Fund                           Delaware Management Company
                                                             Sub-advised by T. Rowe Price Associates,
                                                             Inc.
Lincoln VIP Bond Fund                                        Delaware Management Company
 Lincoln VIP Capital Appreciation Fund                        Delaware Management Company
                                                             Sub-advised by Janus Capital Management

                                                             LLC


                                                                              17



 FUND NAME                                             FUND DESCRIPTION
Lincoln VIP Core Fund                                 Capital appreciation
 Lincoln VIP Global Asset Allocation Fund              Total return
Lincoln VIP Growth Fund                               Long-term growth
 Lincoln VIP Growth & Income Fund                      Capital appreciation
Lincoln VIP Growth Opportunities Fund                 Long-term growth
 Lincoln VIP International Fund                        Capital appreciation
Lincoln VIP Money Market Fund                         Preservation of capital
 Lincoln VIP Social Awareness Fund                     Capital appreciation
Lincoln VIP Conservative Profile Fund                 Current income
 Lincoln VIP Moderate Profile Fund                     Total return
Lincoln VIP Moderately Aggressive Profile Fund        Growth and income
 Lincoln VIP Aggressive Profile Fund                   Capital appreciation
MFS (Reg. TM) VIT Capital Opportunities Series        Capital appreciation
 MFS (Reg. TM) VIT Emerging Growth Series              Long-term growth
MFS (Reg. TM) VIT Total Return Series                 Income and growth
 MFS (Reg. TM) VIT Utilities Series                    Growth and income
Neuberger Berman AMT Mid-Cap Growth Portfolio         Capital appreciation
 Neuberger Berman AMT Regency Portfolio                Long-term growth
Putnam VT Growth & Income Fund                        Capital growth and current
                                                      income
 Putnam VT Health Sciences Fund                        Capital appreciation



 FUND NAME                                             MANAGER
Lincoln VIP Core Fund                                 Delaware Management Company
                                                      Sub-advised by Salomon Brothers Asset
                                                      Management Inc., a wholly-owned
                                                      subsidiary of Legg Mason, Inc.
 Lincoln VIP Global Asset Allocation Fund              Delaware Management Company
                                                      Sub-advised by UBS Global Asset
                                                      Management
Lincoln VIP Growth Fund                               Delaware Management Company
                                                      Sub-advised by Fund Asset Management,
                                                      L.P., doing business as Mercury Advisors
 Lincoln VIP Growth & Income Fund                      Delaware Management Company
Lincoln VIP Growth Opportunities Fund                 Delaware Management Company
                                                      Sub-advised by Fund Asset Management,
                                                      L.P., doing business as Mercury Advisors
 Lincoln VIP International Fund                        Delaware Management Company
                                                      Sub-advised by Mondrian Investment
                                                      Partners Limited
Lincoln VIP Money Market Fund                         Delaware Management Company
 Lincoln VIP Social Awareness Fund                     Delaware Management Company
Lincoln VIP Conservative Profile Fund                 Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Moderate Profile Fund                     Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
Lincoln VIP Moderately Aggressive Profile Fund        Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Aggressive Profile Fund                   Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
MFS (Reg. TM) VIT Capital Opportunities Series        Massachusetts Financial Services Company
 MFS (Reg. TM) VIT Emerging Growth Series              Massachusetts Financial Services Company
MFS (Reg. TM) VIT Total Return Series                 Massachusetts Financial Services Company
 MFS (Reg. TM) VIT Utilities Series                    Massachusetts Financial Services Company
Neuberger Berman AMT Mid-Cap Growth Portfolio         Neuberger Berman Management, Inc.
 Neuberger Berman AMT Regency Portfolio                Neuberger Berman Management, Inc.
Putnam VT Growth & Income Fund                        Putnam Investment Management, LLC
 Putnam VT Health Sciences Fund                        Putnam Investment Management, LLC

18

Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.

Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:

 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;
 o administering annuity payouts;

                                                                              19


 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and

 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


o        Mortality and expense risk charge
o        Administrative charge
o        Total annual charge for each
         subaccount

         EEB Rider

         (in combination         EEB Rider                   5% step up
         with 5% step up)        (without 5% step up)        death benefit        EGMDB
         ------------------      ----------------------      ---------------      ------
o              1.75%                     1.70%                   1.65%            1.50%
o              0.15%                     0.15%                   0.15%            0.15%
               ----                      ----                     ----            ----
o

               1.90%                     1.85%                   1.80%            1.65%

Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.

Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecuritySM Advantage Charge. During the accumulation period, there is a charge for the Lincoln SmartSecuritySM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) if the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option is selected or 0.65% (0.1625% quarterly) for the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the percentage charge will be the current charge in effect at that time up to the maximum 0.95% or 1.50% depending on the option selected.

Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge for

20

the option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, after the fifth Benefit Year anniversary following the last automatic step-up opportunity, the rider charge may be waived.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATERSM Advantage Charge

Prior to the periodic income commencement date (the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted is a value that will be used to calculate the 4LATER Guaranteed Income Benefit. An amount equal to the quarterly 4LATER Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER in the future, the percentage charge will be the charge in effect at the time you elect 4LATER.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER Rider charge will be deducted upon termination of the 4LATER Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER Rider charge will be made to cover the cost of 4LATER since the previous deduction. On and after the periodic income commencement date, the 4LATER Rider charge will be added to the i4LIFE charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER charge because after the periodic income commencement date, when the 4LATER Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER Guaranteed Income Benefit is terminated, the 4LATER Rider annual charge will also terminate.

4LATERSM Advantage charge:




o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%

*The annual percentage for the 4LATERSM Advantage charge is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER charge is deducted from the subaccounts on a quarterly basis.

                                                                              21


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.

Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER Guaranteed Income Benefits) and Annuity Payouts.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.

Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 91. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

22

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit purchase payments made to the contract.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

                                                                              23


3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:

 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and

 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to market value adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have

24

adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

                                                                              25


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:         AND...
contractowner          There is a surviving joint owner
 contractowner          There is no surviving joint owner
contractowner          There is no surviving joint owner
                       and the beneficiary predeceases the

                       contractowner

 annuitant              The contractowner is living
annuitant              The contractowner is living
 annuitant**            The contractowner is a trust or other
                       non-natural person



 UPON DEATH OF:         AND...                                      DEATH BENEFIT PROCEEDS PASS TO:
contractowner          The annuitant is living or deceased         joint owner
 contractowner          The annuitant is living or deceased         designated beneficiary
contractowner          The annuitant is living or deceased         contractowner's estate
 annuitant              There is no contingent annuitant            The youngest contractowner
                                                                   becomes the contingent annuitant
                                                                   and the contract continues. The
                                                                   contractowner may waive* this
                                                                   continuation and receive the death
                                                                   benefit proceeds.
annuitant              The contingent annuitant is living          contingent annuitant becomes the
                                                                   annuitant and the contract continues
 annuitant**            No contingent annuitant allowed             designated beneficiary
                       with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

26

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and premium tax incurred; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:

 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments reduced by the sum of all withdrawals; or
 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date; or

 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or

 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:

  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

                                                                              27


Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:

 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:

 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or

28

annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.

General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB and 5% Step-Up death benefit will be reduced to the Step-Up death benefit for an annual charge of 1.80%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.65%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

                                                                              29


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

Investment Requirements

Contractowners who have elected 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE (Reg. TM) Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the investment requirements will not apply to your contract.

These Investment Requirements will be included in contracts issued after April 10, 2006 if 4LATERSM, the Lincoln SmartSecuritySM Advantage, or i4LIFE (Reg.
TM) Guaranteed Income Benefit (if this language has been approved by your state) is purchased. These Investment Requirements do not apply to contractowners who purchased their Lincoln SmartSecuritySM Advantage, or i4LIFE (Reg. TM) Guaranteed Income Benefit riders prior to April 10, 2006.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o AIM VI International Growth Fund
o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Baron Capital Asset Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity VIP Overseas Portfolio
o FVIPT Franklin Small-Mid Cap Growth Securities Fund
o Janus Aspen Mid Cap Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o Lincoln VIP Aggressive Growth Fund
o Lincoln VIP International Fund
o Lincoln VIP Growth Opportunities Fund
o MFS (Reg. TM) VIT Emerging Growth Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

30

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecuritySM Advantage

The Lincoln SmartSecuritySM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecuritySM Advantage -  5 Year Elective Step-up (default) or

     Lincoln SmartSecuritySM Advantage -  1 Year Automatic Step-up

when you purchase the benefit, and the version of the Rider you receive is based on the option you choose. Under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecuritySM Advantage
- 1 Year Automatic Step-up option, the Guaranteed amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary until the 10th anniversary. After that time, the contractowner will have the opportunity to step-up the Guaranteed Amount and begin a new 10-year period of automatic step-ups. These options are discussed below in detail. All contractowners and the annuitant of the contracts with the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option must be under age 81.

There is no guarantee that the Lincoln SmartSecuritySM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. You may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date (or after the purchase of i4LIFE (Reg. TM) Advantage).

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic step-ups), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration all Lincoln Life contracts owned by you (or on which you are the annuitant if the contract is owned by a trust or other non-natural owner).

Additional purchase payments automatically increase the Guaranteed Amount (not to exceed the maximum); however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and decreases as withdrawals are made.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecuritySM Advantage
- 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up. Under the

                                                                              31


Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including charges and other deductions), the Rider charge and Account Fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may elect (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

This step-up will initiate automatic step-ups as described above for another ten years.

Under both options, a contractowner elected step-up may cause a change in the percentage charge for this benefit. See Charges and Other Deductions. Purchase payments or withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal limit each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal limit is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage -  5

Year Elective Step-up option and

 o 5% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option.

The Maximum Annual Withdrawal limit is increased by 7% or 5% (depending on your option) of any additional purchase payments. Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal limit to the greater of:

a. the Maximum Annual Withdrawal limit immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal limit, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal limit will remain the same.

Withdrawals within the Maximum Annual Withdrawal limit are not subject to the market value adjustment, if applicable. If the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal limit (even if they exceed the 5% Maximum Annual Withdrawal limit) only if the withdrawals are taken in the form of systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value only, as determined by Lincoln. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal limit:

1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal limit will be the least of:
  o the Maximum Annual Withdrawal limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal limit); or

   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

32

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal limit may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal limit.

Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal limit. Withdrawals over the Maximum Annual Withdrawal limit may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal limit, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Amount Annuity Payment Option. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal limit. Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

The tax consequences of withdrawals and annuity payouts are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider, including the remaining automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, will apply to the new contractowner. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecuritySM Advantage if desired. Automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecuritySM Advantage equal to his or her share of the death benefit.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);

 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner);or
 o upon the last payment of the Guaranteed Amount.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect either option.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecuritySM Advantage in force are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.


                                                                              33


Availability. The availability of this Rider will depend upon your state's approval of this Rider. In addition, the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option may not be available for contracts sold through certain broker/dealers. Check with your investment representative regarding availability.

Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.

Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the market value adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts

   ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and

34

 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency,

   and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts

We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.

Compensation Paid to LFA. The maximum commission we pay to LFA is 2.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and/or their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

                                                                              35


Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission paid we pay to Selling Firms, other than LFA, is 2.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

We may pay certain Selling Firms or their affiliates additional amounts for:
(1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2005 is contained in the Statement of Additional Information (SAI).

Depending on the particular selling arrangements, there may be others whom we compensate for the distribution activities. For example, we may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.

i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP and SARSEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

36

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. A joint payout with a secondary life is not currently available with IRAs if either the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners who elect i4LIFE (Reg. TM) Advantage must choose a death benefit of equal or lesser value than the death benefit option in effect during the accumulation phase. You cannot choose a greater death benefit option with i4LIFE (Reg. TM) Advantage. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage death benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:
1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg.
TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. Refer to the Charges and Other Deductions section of your prospectus for more information about the purpose of these charges.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period is living. When you elect i4LIFE (Reg.
TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be

                                                                              37


available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable market value adjustments. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

If the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. As an alternative, a death benefit may be paid.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:

  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during

38

that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available for both qualified and non-qualified annuity contracts during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available only for non-qualified annuities during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals, if any. Regular income payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the death benefit on a dollar for dollar basis.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on a dollar for dollar basis.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

We will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, no death benefit is paid.

If you are the owner of an IRA annuity contract, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

                                                                              39


Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:

 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or

 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:

 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

40

General i4LIFE Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The market value adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:


         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal        $  1,200
         o Guaranteed Income Benefit before Withdrawal                      $    750
         o Account Value at time of Additional Withdrawal                   $150,000
         o Additional Withdrawal                                            $15,000 (a 10% withdrawal)


Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The market value adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg.
TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.

4LATERSM Advantage

4LATERSM Advantage provides protection against market loss for your i4LIFE (Reg. TM) Advantage regular income payments. 4LATERSM Advantage includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments. The minimum payout floor called the 4LATERSM Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg.
TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

4LATERSM Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATERSM Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage regular income payments begin.

Income Base. The Income Base is a value established when you purchase 4LATERSM Advantage and will only be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATERSM Advantage at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATERSM Advantage after we issue the contract, the Income Base will initially equal the contract value on the 4LATERSM Advantage Rider effective date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have us automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATERSM Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATERSM Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATERSM Advantage Rider effective date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is


                                                                              41


increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATERSM Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATERSM Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATERSM Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATERSM Advantage Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.

Example:



         Initial Purchase Payment                                   $100,000
         Purchase Payment 60 days later                             $ 10,000
                                                                    --------
         Income Base                                                $110,000
         Future Income Base (during the 1st Waiting Period)         $126,500        ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                     $126,500
         New Future Income Base (during 2nd Waiting Period)         $145,475        ($126,500 x 115%)

Any purchase payments made after the 4LATERSM Advantage Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:



         Income Base                                                   $100,000
         Purchase Payment in Year 2                                    $ 10,000
         New Income Base                                               $110,000
                                                                       --------
         Future Income Base (during 1st Waiting Period-Year 2)         $125,500
         Income Base (after 1st Waiting Period)                        $125,500
         New Future Income Base (during 2nd Waiting Period)            $144,325



         Income Base
         Purchase Payment in Year 2
         New Income Base

         Future Income Base (during 1st Waiting Period-Year 2)        ($100,000 x 115%) + ($10,000 x 100%) +
                                                                      (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)
         New Future Income Base (during 2nd Waiting Period)           (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATERSM Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATERSM Advantage Rider effective date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

42

Example:



      Income Base                               $100,000        Maximum Income Base                     $200,000
      Purchase Payment in Year 2                $ 10,000        Increase to Maximum Income Base         $ 20,000
      New Income Base                           $110,000        New Maximum Income Base                 $220,000
      Future Income Base after Purchase         $125,500        Maximum Income Base                     $220,000
       Payment

      Income Base (after 1st Waiting            $125,500
       Period)
      Future Income Base (during 2nd            $144,325        Maximum Income Base                     $220,000
       Waiting Period)
      Contract Value in Year 4                  $112,000
      Withdrawal of 10%                         $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                            $100,800
      Income Base                               $112,950
      Future Income Base                        $129,892        Maximum Income Base                     $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATERSM Advantage Rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATERSM Advantage Rider effective date and starting with each anniversary of the 4LATERSM Advantage Rider effective date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

4LATERSM Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under the 4LATERSM Advantage or the contract value will be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit. The 4LATERSM Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATERSM Advantage Rider. If the contract value is used to establish the 4LATERSM Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATERSM Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATERSM Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATERSM Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage regular income payment. If your regular income payment is less than the 4LATERSM Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the

                                                                              43


4LATERSM Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER Guaranteed Income Benefit          $ 5,692         i4LIFE (Reg. TM) regular income payment          $ 5,280


         i4LIFE (Reg. TM) Account Value before payment                  $80,000
         Regular Income Payment                                         -                $5,280
         Additional payment for 4LATER Guaranteed Income Benefit        -                $  412
------------------------------------------------------------------                       ------
         i4LIFE (Reg. TM) Account Value after payment                   $74,308

If your Account Value reaches zero as a result of withdrawals to provide the 4LATERSM Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATERSM Advantage Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATERSM Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATERSM Advantage Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATERSM Advantage Guaranteed Income Benefit, the 4LATERSM Advantage Guaranteed Income Benefit will never come into effect.

The 4LATERSM Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATERSM Advantage Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to us. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATERSM Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATERSM Advantage, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATERSM Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATERSM Advantage Guaranteed Income Benefit is the longer of 20 years or the difference between your current age (nearest birthday) and age 90. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATERSM Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATERSM Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATERSM Advantage Rider will terminate.

When you make your 4LATERSM Advantage Guaranteed Income Benefit and i4LIFE (Reg. TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATERSM Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATERSM Advantage Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355

44

 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5355 \d $6375 = 84%
     Reduction in 4LATERSM Advantage Guaranteed Income Benefit = $5692 x 84% = $4781

General Provisions of 4LATERSM Advantage

Eligibility. To purchase 4LATERSM Advantage, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATERSM Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATERSM Advantage, you will not receive the benefit of the Future Income Base.

4LATERSM Advantage Rider Effective Date. If 4LATERSM Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATERSM Advantage is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.

Termination. After the later of the third anniversary of the 4LATERSM Advantage Rider Effective Date or the most recent Reset, the 4LATERSM Advantage Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATERSM Advantage will automatically terminate upon any of the following events:

 o termination of the contract to which this 4LATERSM Advantage Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or

 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATERSM Advantage Rider will terminate due to any of the following events:

 o the death of the annuitant (or for non-qualified contracts, the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATERSM Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATERSM Advantage prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATERSM Advantage or purchase the Lincoln SmartSecuritySM Advantage. If you terminate the 4LATERSM Advantage Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATERSM Advantage will depend upon your state's approval of the 4LATERSM Advantage Rider. You cannot elect 4LATERSM Advantage after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecuritySM Advantage. 4LATERSM Advantage will be available to current contractowners on or after June 7, 2006.

After June 7, 2006, current contractowners who wish to drop the Lincoln SmartSecuritySM Advantage and move to 4LATERSM Advantage may do so until December 31, 2006 (or 90 days after approval in your state if later). Factors to consider when deciding which rider is appropriate are: 1) whether you are interested in current income versus i4LIFE (Reg. TM) Advantage guaranteed regular income payments at a later date; 2) whether you are interested in the 15% automatic enhancement to the Income Base after each Waiting Period; 3) whether you want more flexibility in structuring your income provided by i4LIFE (Reg. TM) Advantage; 4) if your current contract will be subject to Investment Requirements; or 5) the current charge under each rider. You may want to discuss this with your registered representative before making a decision.

Contractowners who drop Lincoln SmartSecuritySM Advantage and elect 4LATERSM Advantage will not carry their Lincoln SmartSecuritySM Advantage Guaranteed Amount over into the new 4LATERSM Advantage. The 4LATERSM Advantage Income Base will be established based on the contractowner's contract value on the effective date of 4LATERSM Advantage. After December 31, 2006, contractowners who drop Lincoln SmartSecuritySM Advantage will have to wait one year before they can elect 4LATERSM Advantage. See The Contracts - Lincoln SmartSecuritySM Advantage.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

For those who did not elect 4LATERSM Advantage, there is a Guaranteed Income Benefit available for purchase which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 2.40% of the net

                                                                              45


asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit. For non-qualified contracts, the annual charge is 2.60% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Guaranteed Income Benefit is different from the 4LATERSM Guaranteed Income Benefit previously discussed because if you elect 4LATERSM Advantage currently, you will be guaranteed the availability of a minimum payout floor in the future. There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. In addition, the 4LATERSM Guaranteed Income Benefit has a guaranteed value, the Income Base, which can be used as an alternative to the contract value, if higher, to establish the Guaranteed Income Benefit floor. This Income Base is not available with the i4LIFE (Reg. TM) Guaranteed Income Benefit.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecuritySM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after April 10, 2006 (or later depending on state availability), an automatic step-up feature will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.)

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

 o The minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. (The minimum Access Period is 15 years if the Guaranteed Income Benefit was elected prior to April 10, 2006.)

     o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATERSM Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until December 31, 2006 (or 90 days after approval in your state if later). Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit.

In addition,


46

if the Account Value is less than when the original i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain investment requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected on a nonqualified contract); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday. However, you must elect to receive annuity payouts by your 99th birthday.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:

                                                                              47


 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus

 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

Variable Annuity Payouts

Variable annuity payouts will be determined using:

 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5%, or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

{blank}

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.

48

Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the market value adjustment (see Market value adjustment below and Charges and Other Deductions). The market value adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the market value adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 60 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Market value Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Annual Withdrawal Limit in Lincoln SmartSecuritySM Advantage) will be subject to the market value adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the market value adjustment. The market value adjustment will be applied to the amount being surrendered, withdrawn or transferred. The market value adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the market value adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time

                                                                              49


of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the market value adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the market value adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The market value adjustment is calculated by multiplying the transaction amount by:

   (1+A)n       -1
----------
  (1+B )n


     where:

   A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjusted to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.

     N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line iterpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the market value adjustment.

Federal Tax Matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned by an Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

50

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;

 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of Withdrawals and Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecuritySM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation of Annuity Payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount

                                                                              51


not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.

Taxation of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:

 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable on Withdrawals, Surrenders, or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules if You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result,

52

this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

                                                                              53


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the

54

1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.

State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

Legal Proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.

                                                                              55


Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N



Item

Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.

                Statement of Additional Information Request Card

                           Lincoln ChoicePlus Access

                    Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N (Lincoln ChoicePlus Access).

                                 (Please Print)

Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

56

                      (This page intentionally left blank)

                                                                              57


                      (This page intentionally left blank)

58

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relating to accumulation unit values and accumulation units for funds available on the periods ended December 31 comes from the VAA's financials. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                           with EEB and Step-Up                                  with EEB
            ---------------------------------------------------      --------------------------------
                Accumulation unit value                                  Accumulation unit value
            --------------------------------                         --------------------------------
                                                    Number of

             Beginning            End of           accumulation       Beginning            End of
             of period            period              units           of period            period
            -----------      ---------------      -------------      -----------      ---------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Growth Fund

2000..

2001..         10.000             11.125(1)              1**            10.000             10.160(2)
2002..          N/A               N/A                 N/A               10.160              6.885
2003..          N/A               N/A                 N/A                6.885              8.870
2004..          N/A               N/A                 N/A                8.870              9.423
2005..          N/A               N/A                 N/A                9.423              9.942
----           ------             --------            ----              ------             --------
AIM V.I. International Growth Fund

2000..

2001..         10.000             10.614(1)              1              10.000              9.947(2)
2002..         10.614              8.782                 1**             9.947              8.234
2003..          8.782             11.120                 1**             8.234             10.433
2004..         11.120             13.530                 1**            10.433             12.700
2005..         13.530             15.656                 1**            12.700             14.702
----           ------             --------            ----              ------             --------
AIM V.I. Premier Equity Fund

2000..

2001..         10.000             11.310(1)              1              10.000             10.562(2)
2002..          N/A               N/A                 N/A               10.562              7.231
2003..          N/A               N/A                 N/A                7.231              8.879
2004..          N/A               N/A                 N/A                8.879              9.219
2005..          N/A               N/A                 N/A                9.219              9.562
----           ------             --------            ----              ------             --------
AllianceBernstein VP Global Technology Portfolio

2000..

2001..         10.000             12.865(1)              1**            10.000             11.546(2)
2002..          N/A               N/A                 N/A               11.546              6.595
2003..          N/A               N/A                 N/A                6.595              9.309
2004..          N/A               N/A                 N/A                9.309              9.603
2005..          N/A               N/A                 N/A                9.603              9.771
----           ------             --------            ----              ------             --------
AllianceBernstein VP Growth and Income Portfolio

2000..

2001..         10.000             11.312(1)              1              10.000             10.342(2)
2002..         11.312              8.627                10              10.342              7.892
2003..          N/A               N/A                 N/A                7.892             10.241
2004..          N/A               N/A                 N/A               10.241             11.181
2005..          N/A               N/A                 N/A               11.181             11.481
----           ------             --------            ----              ------             --------
AllianceBernstein VP Large Cap Growth Portfolio

2000..

2001..         10.000             11.944(1)              1**            10.000             10.999(2)
2002..         11.944              8.104                 2              10.999              7.467
2003..          N/A               N/A                 N/A                7.467              9.043
2004..          N/A               N/A                 N/A                9.043              9.619
2005..          N/A               N/A                 N/A                9.619             10.844
----           ------             --------            ----              ------             --------
AllianceBernstein VP Small/Mid Cap Value Portfolio

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
American Century VP Inflation Protection Fund

2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A               10.392             10.360
----           ------             --------            ----              ------             --------
American Funds Global Growth Fund

2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A               11.252             12.601
----           ------             --------            ----              ------             --------



              with EEB                                                           with EGMDB
            -------------                                       --------------------------------------------
                                Accumulation unit value                           Accumulation unit value
              Number of        -------------------------        Number of        -------------------------        Number of
             accumulation       Beginning        End of        accumulation       Beginning        End of        accumulation
                units           of period        period           units           of period        period           units
            -------------      -----------      --------      -------------      -----------      --------      -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Growth Fund
2000..                            10.000          7.357              9              10.000          7.362             35
2001..             3               7.357          4.777             73               7.362          4.788            155
2002..             3               4.777          3.239             44               4.788          3.251            127
2003..             1**             3.239          4.175             32               3.251          4.196            103
2004..             1               4.175          4.438             32               4.196          4.467             64
2005..             1               4.438          4.684             32               4.467          4.723             36
----               -              ------          -----             --              ------          -----            ---
AIM V.I. International Growth Fund

2000..                            10.000          8.037             10              10.000          8.044             14
2001..             2               8.037          6.036             18               8.044          6.050             90
2002..             2               6.036          4.999             16               6.050          5.018             62
2003..             1**             4.999          6.337             17               5.018          6.370             78
2004..             1**             6.337          7.718             14               6.370          7.770             46
2005..             1               7.718          8.939             12               7.770          9.014             40
----               -              ------          -----             --              ------          -----            ---
AIM V.I. Premier Equity Fund

2000..                            10.000          8.481             25              10.000          8.487             99
2001..             4               8.481          7.283            127               8.487          7.299            402
2002..             5               7.283          4.988            121               7.299          5.007            337
2003..             4               4.988          6.128             96               5.007          6.160            272
2004..             4               6.128          6.366             88               6.160          6.409            186
2005..             4               6.366          6.606             61               6.409          6.661            140
----               -              ------          -----            ---              ------          -----            ---
AllianceBernstein VP Global Technology Portfolio

2000..                            10.000          6.639             14              10.000          6.644             57
2001..             1               6.639          4.861             63               6.644          4.871            176
2002..             1**             4.861          2.778             62               4.871          2.788            166
2003..             0               2.778          3.923             45               2.788          3.944            149
2004..             1**             3.923          4.049             30               3.944          4.076             65
2005..             1**             4.049          4.122             25               4.076          4.156             52
----               -              ------          -----            ---              ------          -----            ---
AllianceBernstein VP Growth and Income Portfolio

2000..                            10.000         10.467             15              10.000         10.473             71
2001..            30              10.467         10.296            142              10.473         10.317            462
2002..            19              10.296          7.861            209              10.317          7.889            574
2003..            13               7.861         10.205            123               7.889         10.257            386
2004..            10              10.205         11.148            108              10.257         11.221            333
2005..             6              11.148         11.452             92              11.221         11.545            284
----              --              ------         ------            ---              ------         ------            ---
AllianceBernstein VP Large Cap Growth Portfolio

2000..                            10.000          7.726             20              10.000          7.732             42
2001..            11               7.726          6.268            138               7.732          6.282            335
2002..            11               6.268          4.257            167               6.282          4.273            306
2003..             6               4.257          5.159            132               4.273          5.186            229
2004..             5               5.159          5.489            112               5.186          5.527            193
2005..             5               5.489          6.192             84               5.527          6.243            156
----              --              ------         ------            ---              ------         ------            ---
AllianceBernstein VP Small/Mid Cap Value Portfolio

2003..          N/A                N/A             N/A            N/A               10.936         15.156              2
2004..          N/A               15.104         17.664              1**            15.156         17.751              2
2005..          N/A               17.664         18.499              3              17.751         18.619              3
----            ----              ------         ------           ----              ------         ------            ---
American Century VP Inflation Protection Fund

2004..          N/A                9.948         10.395              4               N/A             N/A            N/A
2005..             8              10.395         10.368              8              10.404         10.393              5
----            ----              ------         ------           ----              ------         ------           ----
American Funds Global Growth Fund

2004..          N/A                N/A             N/A            N/A               10.216         11.266              1**
2005..             1              11.256         12.611              1**            11.266         12.641              4
----            ----              ------         ------           ----              ------         ------           ----

                                      A-1



                           with EEB and Step-Up                                  with EEB
            ---------------------------------------------------      --------------------------------
                Accumulation unit value                                  Accumulation unit value
            --------------------------------                         --------------------------------
                                                    Number of

             Beginning            End of           accumulation       Beginning            End of
             of period            period              units           of period            period
            -----------      ---------------      -------------      -----------      ---------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2000..

2001..         10.000             12.494(1)              1**            10.000             12.496(1)
2002..         12.494              9.922                 8              12.496              9.929
2003..          N/A               N/A                 N/A                9.929             14.965
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A               17.758             21.853
----           ------             --------            ----              ------             --------
American Funds Growth Fund

2000..

2001..         10.000             12.305(1)              3              10.000             10.811(2)
2002..         12.305              9.121                48              10.811              8.018
2003..          9.121             12.243                 7               8.018             10.768
2004..         12.243             13.514                 7              10.768             11.892
2005..         13.514             15.407                 6              11.892             13.564
----           ------             --------            ----              ------             --------
American Funds Growth-Income Fund

2000..

2001..         10.000             11.308(1)              2              10.000             10.527(2)
2002..         11.308              9.059               141              10.527              8.438
2003..          9.059             11.772                17               8.438             10.970
2004..         11.772             12.748                17              10.970             11.886
2005..         12.748             13.238                18              11.886             12.348
----           ------             --------            ----              ------             --------
American Funds International Fund

2000..

2001..         10.000             10.834(1)              2              10.000             10.216(1)
2002..         10.834              9.053                11              10.216              8.540
2003..          9.053             11.978                 2               8.540             11.306
2004..         11.978             14.023                 2              11.306             13.243
2005..         14.023             16.718                 2              13.243             15.796
----           ------             --------            ----              ------             --------
Delaware VIP Capital Reserves

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Delaware VIP Diversified Income Series

2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A               10.858             10.597
----           ------             --------            ----              ------             --------
Delaware VIP Emerging Markets Series(4)
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A               25.923             32.082
----           ------             --------            ----              ------             --------
Delaware VIP High Yield Series

2000..

2001..         10.000             10.302(1)              1              10.000              9.943(2)
2002..         10.302             10.275                14               9.943              9.922
2003..         10.275             12.966                 3               9.922             12.527
2004..         12.966             14.506                 3              12.527             14.022
2005..         14.506             14.709                 3              14.022             14.225
----           ------             --------            ----              ------             --------
Delaware VIP REIT Series

2000..

2001..         10.000             10.697(1)              1**            10.000             10.378(2)
2002..         10.697             10.954                32              10.378             10.634
2003..         10.954             14.373                 5              10.634             13.960
2004..         14.373             18.487                 4              13.960             17.964
2005..         18.487             19.383                 4              17.964             18.844
----           ------             --------            ----              ------             --------
Delaware VIP Small Cap Value Series

2000..

2001..         10.000             11.788(1)              1**            10.000             10.978(2)
2002..         11.788             10.904                32              10.978             10.160
2003..         10.904             15.157                 1              10.160             14.129
2004..         15.157             18.018                 1              14.129             16.805
2005..         18.018             19.297                 1              16.805             18.007
----           ------             --------            ----              ------             --------



              with EEB
            -------------
                                   Accumulation unit value

              Number of        -------------------------------        Number of
             accumulation       Beginning           End of           accumulation
                units           of period           period              units
            -------------      -----------      --------------      -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2000..                            10.000             8.238                 2
2001..             1**             8.238             7.051                31
2002..             1               7.051             5.606                50
2003..             1               5.606             8.453                37
2004..          N/A                8.453            10.036                33
2005..             1              10.036            12.356                30
----            ----              ------            ------                --
American Funds Growth Fund

2000..                            10.000             8.968                25
2001..            15               8.968             7.209               358
2002..            26               7.209             5.349               559
2003..            27               5.349             7.187               528
2004..            22               7.187             7.941               511
2005..            18               7.941             9.062               500
----            ----              ------            ------               ---
American Funds Growth-Income Fund

2000..                            10.000            10.430                 9
2001..            32              10.430            10.506               620
2002..            42              10.506             8.426               773
2003..            74               8.426            10.959               802
2004..            71              10.959            11.880               766
2005..            37              11.880            12.349               732
----            ----              ------            ------               ---
American Funds International Fund

2000..                            10.000             7.824                15
2001..            11               7.824             6.156(1)            135
2002..            13               6.156             5.149               227
2003..             8               5.149             6.819               216
2004..             8               6.819             7.991               199
2005..            19               7.991             9.537               181
----            ----              ------            --------             ---
Delaware VIP Capital Reserves

2005..          N/A                N/A              N/A                  N/A
----            ----              ------            --------             ---
Delaware VIP Diversified Income Series

2004..          N/A                N/A              N/A                  N/A
2005..            14              10.862            10.605                 3
----            ----              ------            --------             ---
Delaware VIP Emerging Markets Series(4)
2004..          N/A                N/A              N/A                  N/A
2005..             1**            18.945            24.015                 2
----            ----              ------            --------             ---
Delaware VIP High Yield Series

2000..                            10.000             8.951                 3
2001..            13               8.951             8.406                68
2002..             9               8.406             8.392                78
2003..            14               8.392            10.601                74
2004..            13              10.601            11.872                54
2005..             7              11.872            12.050                37
----            ----              ------            --------             ---
Delaware VIP REIT Series

2000..                            10.000            10.698                 4
2001..             3              10.698            11.418                60
2002..            10              11.418            11.705                93
2003..            13              11.705            15.374                85
2004..            14              15.374            19.794                80
2005..            10              19.794            20.775                73
----            ----              ------            --------             ---
Delaware VIP Small Cap Value Series

2000..                            10.000            11.835                 4
2001..             6              11.835            12.981                81
2002..            15              12.981            12.019               136
2003..            14              12.019            16.723               108
2004..            15              16.723            19.901                95
2005..            12              19.901            21.334                88
----            ----              ------            --------             ---



                                with EGMDB

            --------------------------------------------------
                Accumulation unit value

            -------------------------------
                                                   Number of

             Beginning           End of           accumulation
             of period           period              units
            -----------      --------------      -------------
            (Accumulation unit value in dollars and Number of
                           accumulation units in
                                thousands)
American Funds Global Small Capitalization
Fund
2000..         10.000             8.244                 57
2001..          8.244             7.067                 90
2002..          7.067             5.627                136
2003..          5.627             8.497                104
2004..          8.497            10.104                163
2005..         10.104            12.458                156
----           ------            --------              ---
American Funds Growth Fund

2000..         10.000             8.973                386
2001..          8.973             7.224              1,347
2002..          7.224             5.368              1,812
2003..          5.368             7.224              1,591
2004..          7.224             7.993              1,345
2005..          7.993             9.136              1,196
----           ------            --------            -----
American Funds Growth-Income Fund

2000..         10.000            10.436                200
2001..         10.436            10.528                970
2002..         10.528             8.456              1,792
2003..          8.456            11.015              1,459
2004..         11.015            11.959              1,306
2005..         11.959            12.449              1,140
----           ------            --------            -----
American Funds International Fund

2000..         10.000             7.829                141
2001..          7.829             6.170(1)             552
2002..          6.170             5.168                815
2003..          5.168             6.855                717
2004..          6.855             8.045                636
2005..          8.045             9.615                556
----           ------            --------            -----
Delaware VIP Capital Reserves

2005..          N/A              N/A                  N/A
----           ------            --------            -----
Delaware VIP Diversified Income Series
2004..         10.207            10.872                  1
2005..         10.872            10.631                  9
----           ------            --------            -----
Delaware VIP Emerging Markets Series(4)
2004..         14.457            19.360                  3
2005..         19.360            24.206                  7
----           ------            --------            -----
Delaware VIP High Yield Series

2000..         10.000             8.959                 38
2001..          8.959             8.426                149
2002..          8.426             8.425                224
2003..          8.425            10.658                175
2004..         10.658            11.953                123
2005..         11.953            12.151                100
----           ------            --------            -----
Delaware VIP REIT Series

2000..         10.000            10.704                 19
2001..         10.704            11.442                112
2002..         11.442            11.748                138
2003..         11.748            15.453                110
2004..         15.453            19.926                 98
2005..         19.926            20.944                 80
----           ------            --------            -----
Delaware VIP Small Cap Value Series

2000..         10.000            11.840                  7
2001..         11.840            13.006                114
2002..         13.006            12.061                242
2003..         12.061            16.806                166
2004..         16.806            20.029                146
2005..         20.029            21.504                127
----           ------            --------            -----

                                      A-2



                           with EEB and Step-Up                                  with EEB
            ---------------------------------------------------      --------------------------------
                Accumulation unit value                                  Accumulation unit value
            --------------------------------                         --------------------------------
                                                    Number of

             Beginning            End of           accumulation       Beginning            End of
             of period            period              units           of period            period
            -----------      ---------------      -------------      -----------      ---------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Trend Series
2000..

2001..         10.000             12.780(1)              1              10.000             12.207(3)
2002..         12.780             10.023                 7              12.207              9.579
2003..         10.023             13.256                 2               9.579             12.675
2004..         13.256             14.609                 2              12.675             13.975
2005..         14.609             15.138                 2              13.975             14.489
----           ------             --------               -              ------             --------
Delaware VIP US Growth Series

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Delaware VIP Value Series

2000..

2001..         10.000             11.090(1)              1**            10.000             10.312(1)
2002..         11.090              8.834                 3              10.312              8.219
2003..          8.834             11.105                 1               N/A               N/A
2004..         11.105             12.485                 1               N/A               N/A
2005..         12.485             12.959                 1              11.627             12.075
----           ------             --------            ----              ------             --------
Fidelity VIP Contrafund Portfolio

2003..          N/A               N/A                 N/A                9.702             12.210
2004..          N/A               N/A                 N/A               12.210             13.803
2005..          N/A               N/A                 N/A               13.803             15.808
----           ------             --------            ----              ------             --------
Fidelity VIP Equity-Income Portfolio

2000..

2001..         10.000             11.088(1)              1              10.000             10.285(2)
2002..         11.088              9.013                 4              10.285              8.364
2003..          9.013             11.499                 1               8.364             10.677
2004..         11.499             12.550                 1              10.677             11.659
2005..         12.550             13.000                 1              11.659             12.082
----           ------             --------            ----              ------             --------
Fidelity VIP Growth Portfolio

2000..

2001..         10.000             11.764(1)              1              10.000             10.687(2)
2002..         11.764              8.045                 5              10.687              7.312
2003..          N/A               N/A                 N/A                7.312              9.514
2004..          N/A               N/A                 N/A                9.514              9.632
2005..          N/A               N/A                 N/A                9.632              9.975
----           ------             --------            ----              ------             --------
Fidelity VIP Mid Cap

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Fidelity VIP Overseas Portfolio

2000..

2001..         10.000             10.892(1)              1**            10.000             10.895(1)
2002..         10.892              8.500                 1**             N/A               N/A
2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A               11.948             13.290
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2000..

2001..         10.000             12.288(1)              1**            10.000             12.289(1)
2002..         12.288              8.598                 5              12.289              8.603
2003..          8.598             11.578                 0               8.603             11.592
2004..          N/A               N/A                 N/A               11.592             12.685
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
FTVIPT Templeton Global Income Securities

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------



              with EEB                                                           with EGMDB
            -------------                                       --------------------------------------------
                                Accumulation unit value                           Accumulation unit value
              Number of        -------------------------        Number of        -------------------------        Number of
             accumulation       Beginning        End of        accumulation       Beginning        End of        accumulation
                units           of period        period           units           of period        period           units
            -------------      -----------      --------      -------------      -----------      --------      -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Trend Series
2000..                            10.000          7.756             20              10.000          7.762            116
2001..             4               7.756          6.440             88               7.762          6.455            333
2002..            10               6.440          5.056            162               6.455          5.075            494
2003..            10               5.056          6.694            107               5.075          6.729            314
2004..            10               6.694          7.384             97               6.729          7.434            253
2005..            10               7.384          7.660             86               7.434          7.723            204
----              --              ------          -----            ---              ------          -----            ---
Delaware VIP US Growth Series

2003..          N/A                9.326          9.803              1               8.101          9.830              1
2004..          N/A                9.803          9.920              1               9.830          9.962              2
2005..          N/A                9.920         11.147              1               9.962         11.211              2
----            ----              ------         ------            ---              ------         ------            ---
Delaware VIP Value Series

2000..                            10.000         11.551              1**            10.000         11.556              5
2001..             2              11.551         10.886             12              11.556         10.908             58
2002..             1              10.886          8.681              9              10.908          8.712             85
2003..          N/A                8.681         10.922              6               8.712         10.978             54
2004..          N/A               10.922         12.292              8              10.978         12.373             56
2005..             5              12.292         12.772              6              12.373         12.876             43
----            ----              ------         ------            ---              ------         ------            ---
Fidelity VIP Contrafund Portfolio

2003..             3               9.708         12.223             13               9.726         12.264              4
2004..             3              12.223         13.825              9              12.264         13.892             12
2005..             5              13.825         15.841             21              13.892         15.941             22
----            ----              ------         ------            ---              ------         ------            ---
Fidelity VIP Equity-Income Portfolio

2000..                            10.000         10.854              1**            10.000         10.860             27
2001..             6              10.854         10.103             51              10.860         10.124            143
2002..            12              10.103          8.221             70              10.124          8.250            181
2003..             5               8.221         10.499             41               8.250         10.552            138
2004..             7              10.499         11.470             44              10.552         11.545            113
2005..             2              11.470         11.892             39              11.545         11.989             91
----            ----              ------         ------            ---              ------         ------            ---
Fidelity VIP Growth Portfolio

2000..                            10.000          8.354              7              10.000          8.360             41
2001..             6               8.354          6.739             23               8.360          6.754             99
2002..             3               6.739          4.613             20               6.754          4.630            148
2003..             1               4.613          6.006             13               4.630          6.037             84
2004..             1               6.006          6.083             14               6.037          6.123             74
2005..             1               6.083          6.303             13               6.123          6.355             63
----            ----              ------         ------            ---              ------         ------            ---
Fidelity VIP Mid Cap

2005..          N/A               10.095         11.554              1**            10.237         11.564              2
----            ----              ------         ------            ---              ------         ------            ---
Fidelity VIP Overseas Portfolio

2000..                            10.000          8.595              1              10.000          8.601              6
2001..             1**             8.595          6.655              8               8.601          6.670             27
2002..          N/A                6.655          5.199              7               6.670          5.218             36
2003..          N/A                5.199          7.304              3               5.218          7.342             57
2004..             1               7.304          8.129              5               7.342          8.184             26
2005..          N/A                8.129          9.483              6               8.184          9.562             24
----            ----              ------         ------            ---              ------         ------            ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2000..                            10.000          8.035              3              10.000          8.042             27
2001..             2               8.035          6.689             19               8.042          6.704            150
2002..             3               6.689          4.685             40               6.704          4.702            270
2003..             0               4.685          6.315             30               4.702          6.348            163
2004..             1               6.315          6.914             29               6.348          6.961            125
2005..          N/A                6.914          7.116             26               6.961          7.175             93
----            ----              ------         ------            ---              ------         ------            ---
FTVIPT Templeton Global Income Securities

2005..          N/A                N/A             N/A            N/A                9.944          9.873              1**
----            ----              ------         ------           ----              ------         ------            ---

                                      A-3



                           with EEB and Step-Up                                  with EEB
            ---------------------------------------------------      --------------------------------
                Accumulation unit value                                  Accumulation unit value
            --------------------------------                         --------------------------------
                                                    Number of

             Beginning            End of           accumulation       Beginning            End of
             of period            period              units           of period            period
            -----------      ---------------      -------------      -----------      ---------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Growth Securities Fund
2000..

2001..         10.000             11.163(1)              1**            10.000             11.165(1)
2002..         11.163              8.928                 8              11.165              8.933
2003..          N/A               N/A                 N/A                8.933             11.588
2004..          N/A               N/A                 N/A               11.588             13.198
2005..          N/A               N/A                 N/A               13.198             14.105
----           ------             --------            ----              ------             --------
Janus Aspen Balanced Portfolio

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Janus Aspen Mid-Cap Growth Portfolio

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Janus Aspen Worldwide Growth Portfolio

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Aggressive Growth Fund

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Aggressive Profile Fund

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Bond Fund

2000..

2001..         10.000             10.113(1)              6              10.000             10.093(1)
2002..         10.113             10.931               116              10.093             10.915
2003..         10.931             11.506                 9              10.915             11.495
2004..         11.506             11.888                 9              11.495             11.883
2005..         11.888             11.972                10              11.883             11.973
----           ------             --------            ----              ------             --------
Lincoln VIP Capital Appreciation Fund

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A               12.182             12.549
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Conservative Profile Fund

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Core Fund

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Global Asset Allocation Fund

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Growth Fund

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Growth and Income Fund

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Growth Opportunities

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP International Fund

2003..          9.644             13.400                 2               9.651             13.417
2004..         13.400             15.901                 1              13.417             15.928
2005..         15.901             17.559                 1              15.928             17.598
----           ------             --------            ----              ------             --------
Lincoln VIP Moderate Profile Fund

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Lincoln VIP Moderately Aggressive Profile Fund

2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------



              with EEB                                                           with EGMDB
            -------------                                       --------------------------------------------
                                Accumulation unit value                           Accumulation unit value
              Number of        -------------------------        Number of        -------------------------        Number of
             accumulation       Beginning        End of        accumulation       Beginning        End of        accumulation
                units           of period        period           units           of period        period           units
            -------------      -----------      --------      -------------      -----------      --------      -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Growth Securities Fund
2000..                            10.000         10.197              4              10.000         10.204               3
2001..             1**            10.197          9.884             19              10.204          9.905              44
2002..             3               9.884          7.912             35               9.905          7.941              49
2003..             1               7.912         10.269             19               7.941         10.322              40
2004..             3              10.269         11.702             19              10.322         11.780              40
2005..             3              11.702         12.512             18              11.780         12.614              45
----               -              ------         ------             --              ------         ------              --
Janus Aspen Balanced Portfolio

2003..          N/A                9.770         10.912              1               9.786         10.947               3
2004..          N/A               10.912         11.606              3              10.947         11.660               5
2005..          N/A               11.606         12.272              3              11.660         12.348               4
----            ----              ------         ------             --              ------         ------              --
Janus Aspen Mid-Cap Growth Portfolio

2003..          N/A                N/A             N/A            N/A                8.047         10.668               1
2004..          N/A               10.632         12.581              1**            10.668         12.642               1
2005..          N/A               12.581         13.842              1**            12.642         13.930               3
----            ----              ------         ------           ----              ------         ------              --
Janus Aspen Worldwide Growth Portfolio

2003..          N/A                8.396         10.199              2               N/A             N/A            N/A
2004..          N/A               10.199         10.470              2               N/A             N/A            N/A
2005..          N/A                N/A             N/A            N/A                N/A             N/A            N/A
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Aggressive Growth Fund

2003..          N/A                N/A             N/A            N/A                N/A             N/A            N/A
2004..          N/A                N/A             N/A            N/A               12.722         13.739               1
2005..          N/A                N/A             N/A            N/A                N/A             N/A            N/A
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Aggressive Profile Fund

2005..          N/A                N/A             N/A            N/A                N/A             N/A            N/A
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Bond Fund

2000..                            10.000         10.600              2              10.000         10.606              46
2001..            24              10.600         11.364            263              10.606         11.387             635
2002..            38              11.364         12.295            402              11.387         12.338           1,126
2003..            35              12.295         12.955            276              12.338         13.020             576
2004..            36              12.955         13.399            235              13.020         13.486             571
2005..            44              13.399         13.507            237              13.486         13.616             487
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Capital Appreciation Fund

2003..          N/A                N/A             N/A            N/A                N/A             N/A            N/A
2004..             1              11.987         12.559              1**            12.186         12.587               1**
2005..          N/A               12.559         12.822              1**            12.587         12.869               1**
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Conservative Profile Fund

2005..          N/A                N/A             N/A            N/A                N/A             N/A            N/A
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Core Fund

2005..          N/A                N/A             N/A            N/A                N/A             N/A            N/A
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Global Asset Allocation Fund

2003..          N/A                N/A             N/A            N/A               10.500         11.342               0
2004..          N/A               11.494         12.607              1              11.342         12.637               2
2005..          N/A               12.607         13.191              1              12.637         13.242               4
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Growth Fund

2005..          N/A                N/A             N/A            N/A               10.307         10.833               3
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Growth and Income Fund

2005..          N/A                N/A             N/A            N/A                N/A             N/A            N/A
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Growth Opportunities

2005..          N/A                N/A             N/A            N/A               10.923         11.440               1**
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP International Fund

2003..             2               9.659         13.434              3               9.675         13.477               9
2004..             2              13.434         15.957              6              13.477         16.032               8
2005..             4              15.957         17.639              6              16.032         17.748              11
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Moderate Profile Fund

2005..          N/A                N/A             N/A            N/A               10.008         10.469               8
----            ----              ------         ------           ----              ------         ------           -----
Lincoln VIP Moderately Aggressive Profile Fund

2005..          N/A               10.000         10.637              5               N/A             N/A            N/A
----            ----              ------         ------           ----              ------         ------           -----

                                      A-4



                           with EEB and Step-Up                                  with EEB
            ---------------------------------------------------      --------------------------------
                Accumulation unit value                                  Accumulation unit value
            --------------------------------                         --------------------------------
                                                    Number of

             Beginning            End of           accumulation       Beginning            End of
             of period            period              units           of period            period
            -----------      ---------------      -------------      -----------      ---------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Money Market Fund
2000..

2001..         10.000             10.017(1)              1**            10.000             10.019(1)
2002..         10.017              9.967                39              10.019              9.976
2003..          9.967              9.846                 1               9.976              9.860
2004..          9.846              9.746                 1               9.860              9.764
2005..          N/A               N/A                 N/A                9.764              9.852
----           ------             --------            ----              ------             --------
Lincoln VIP Social Awareness Fund(5)
2000..

2001..         10.000             11.526(1)              1**            10.000             11.529(1)
2002..          N/A               N/A                 N/A                N/A               N/A
2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
MFS VIT Capital Opportunities Series

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
MFS VIT Emerging Growth Series

2000..

2001..         10.000             12.125(1)              1**            10.000             11.039(2)
2002..         12.125              7.869                 1              11.039              7.168
2003..          N/A               N/A                 N/A                7.168              9.143
2004..          N/A               N/A                 N/A                9.143             10.117
2005..          N/A               N/A                 N/A               10.117             10.818
----           ------             --------            ----              ------             --------
MFS VIT Total Return Series

2000..

2001..         10.000             10.629(1)              1              10.000             10.630(1)
2002..         10.629              9.871                29              10.630              9.877
2003..          9.871             11.235                 3               9.877             11.248
2004..         11.235             12.240                 3              11.248             12.259
2005..         12.240             12.321                 3              12.259             12.347
----           ------             --------            ----              ------             --------
MFS VIT Utilities Series

2000..

2001..         10.000              9.842(1)              1**            10.000              9.355(2)
2002..          N/A               N/A                 N/A                9.355              7.080
2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Neuberger Berman AMT Mid-Cap Growth Portfolio

2003..          8.316             10.450                 2               8.320             10.461
2004..         10.450             11.926                 2              10.461             11.944
2005..         11.926             13.309                 2              11.944             13.336
----           ------             --------            ----              ------             --------
Neuberger Berman AMT Regency Portfolio

2003..          9.419             13.045                 2               9.783             13.047
2004..         13.045             15.662                 2              13.047             15.672
2005..         15.662             17.211                 1              15.672             17.231
----           ------             --------            ----              ------             --------
Putnam VT Growth and Income Fund

2003..          N/A               N/A                 N/A                8.986             10.801
2004..          N/A               N/A                 N/A               10.801             11.782
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------
Putnam VT Health Science Fund

2003..          N/A               N/A                 N/A                N/A               N/A
2004..          N/A               N/A                 N/A                N/A               N/A
2005..          N/A               N/A                 N/A                N/A               N/A
----           ------             --------            ----              ------             --------



              with EEB                                                           with EGMDB
            -------------                                       --------------------------------------------
                                Accumulation unit value                           Accumulation unit value
              Number of        -------------------------        Number of        -------------------------        Number of
             accumulation       Beginning        End of        accumulation       Beginning        End of        accumulation
                units           of period        period           units           of period        period           units
            -------------      -----------      --------      -------------      -----------      --------      -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Money Market Fund
2000..                            10.000         10.206             14              10.000         10.212             171
2001..             1**            10.206         10.427            227              10.212         10.448           2,634
2002..            23              10.427         10.385            195              10.448         10.422           6,301
2003..             2              10.385         10.269            133              10.422         10.321           1,526
2004..             1              10.269         10.175             90              10.321         10.241             276
2005..             1              10.175         10.272             81              10.241         10.355             258
----              --              ------         ------            ---              ------         ------           -----
Lincoln VIP Social Awareness Fund(5)
2000..                            10.000          8.787              1**            10.000          8.792              10
2001..             1**             8.787          7.794             12               8.792          7.811              22
2002..          N/A                7.794          5.895             10               7.811          5.917              20
2003..          N/A                9.972         11.986              6               9.273         12.027              13
2004..          N/A               11.986         13.267             10              12.027         13.333              17
2005..          N/A               13.267         14.598              9              13.333         14.692              12
----            ----              ------         ------            ---              ------         ------           -----
MFS VIT Capital Opportunities Series

2003..          N/A                8.192         10.227              4               N/A             N/A            N/A
2004..          N/A               10.227         11.259              4              10.263         11.315               1**
2005..          N/A               11.259         11.220              4              11.315         11.293               1
----            ----              ------         ------            ---              ------         ------           -----
MFS VIT Emerging Growth Series

2000..                            10.000          8.165             12              10.000          8.170              27
2001..             4               8.165          5.323             38               8.170          5.334             121
2002..             1**             5.323          3.458             35               5.334          3.471             140
2003..             0               3.458          4.413             32               3.471          4.436             131
2004..             1               4.413          4.886             29               4.436          4.918              68
2005..             1**             4.886          5.227             26               4.918          5.269              43
----            ----              ------         ------            ---              ------         ------           -----
MFS VIT Total Return Series

2000..                            10.000         11.123              1              10.000         11.128              29
2001..             8              11.123         10.927             90              11.128         10.948             358
2002..            18              10.927         10.158            212              10.948         10.193             550
2003..            12              10.158         11.573            153              10.193         11.631             379
2004..            13              11.573         12.620            138              11.631         12.702             344
2005..            14              12.620         12.717            127              12.702         12.819             319
----            ----              ------         ------            ---              ------         ------           -----
MFS VIT Utilities Series

2000..                            10.000          9.892              7              10.000          9.898              59
2001..            18               9.892          7.340             88               9.898          7.356             288
2002..             3               7.340          5.558             61               7.356          5.579             202
2003..          N/A                5.558          7.401             45               5.579          7.439             155
2004..          N/A                7.401          9.439             33               7.439          9.502             148
2005..          N/A                9.439         10.807             32               9.502         10.895             134
----            ----              ------         ------            ---              ------         ------           -----
Neuberger Berman AMT Mid-Cap Growth Portfolio

2003..             4               8.326         10.473             14               8.343         10.510               9
2004..             4              10.473         11.964             15              10.510         12.024              10
2005..             4              11.964         13.365             15              12.024         13.453              11
----            ----              ------         ------            ---              ------         ------           -----
Neuberger Berman AMT Regency Portfolio

2003..             2               9.387         13.075              2               9.809         13.107               8
2004..             2              13.075         15.713              3              13.107         15.776              10
2005..             2              15.713         17.285              3              15.776         17.380               8
----            ----              ------         ------            ---              ------         ------           -----
Putnam VT Growth and Income Fund

2003..             3               N/A             N/A            N/A                8.654         10.844               1
2004..             2               N/A             N/A            N/A                N/A             N/A            N/A
2005..          N/A                N/A             N/A            N/A               11.851         12.267               1
----            ----              ------         ------           ----              ------         ------           -----
Putnam VT Health Science Fund

2003..          N/A                8.264          9.610              1               8.279          9.641               1
2004..          N/A                N/A             N/A            N/A                9.641         10.159               1
2005..          N/A                N/A             N/A            N/A               10.159         11.311               1
----            ----              ------         ------           ----              ------         ------           -----

                                      A-5



                           with EEB and Step-Up                                  with EEB
            ---------------------------------------------------      --------------------------------
                Accumulation unit value                                  Accumulation unit value
            --------------------------------                         --------------------------------
                                                    Number of

             Beginning            End of           accumulation       Beginning            End of
             of period            period              units           of period            period
            -----------      ---------------      -------------      -----------      ---------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Scudder VIT Equity 500 Index Fund
2000..

2001..      10.000                11.273(1)              1             10.000              11.275(1)
2002..      11.273                 8.592                 1             11.275               8.598
2003..      N/A                   N/A                  N/A              8.598              10.818
2004..      N/A                   N/A                  N/A               N/A               N/A
2005..      N/A                   N/A                  N/A               N/A               N/A
----        ------                --------             ---             ------              --------
Scudder VIT Small Cap Index Fund

2003..      N/A                   N/A                  N/A               N/A               N/A
2004..      N/A                   N/A                  N/A               N/A               N/A
2005..      N/A                   N/A                  N/A               N/A               N/A
----        ------                --------             ---             ------              --------



              with EEB                                                           with EGMDB
            -------------                                       --------------------------------------------
                                Accumulation unit value                           Accumulation unit value
              Number of        -------------------------        Number of        -------------------------        Number of
             accumulation       Beginning        End of        accumulation       Beginning        End of        accumulation
                units           of period        period           units           of period        period           units
            -------------      -----------      --------      -------------      -----------      --------      -------------
                           (Accumulation unit value in dollars and Number of accumulation units in thousands)
Scudder VIT Equity 500 Index Fund
2000..                            10.000          8.982              2              10.000          8.987             21
2001..            11               8.982          7.747             34               8.987          7.763            198
2002..             1               7.747          5.911             37               7.763          5.932            257
2003..             0               5.911          7.440             28               5.932          7.478            172
2004..           N/A               7.440          8.081             31               7.478          8.135            151
2005..           N/A               8.081          8.308             29               8.135          8.376             98
----             ---              ------          -----             --              ------          -----            ---
Scudder VIT Small Cap Index Fund

2003..           N/A               9.445         13.583              5               9.463         13.631              1
2004..           N/A              13.583         15.710              5              13.631         15.788              4
2005..           N/A              15.710         16.087              5              15.788         16.192              4
----             ---              ------         ------             --              ------         ------            ---

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (July 31, 2000) through December 31, 2000.

** All numbers less than 500 were rounded up to one.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/17/01 with an initial unit value of $10.

(4) Effective following the close of business on May 19, 2003 shares of the American Funds International Fund were substituted for shares of the Delaware VIP Emerging Markets Series. In 2004, the Delaware VIP Emerging Markets Series subaccount was added to the product.

(5) Effective following the close of business on May 19, 2003, shares of the Lincoln VIP Social Awareness were substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.

                                      A-6


                      (This page intentionally left blank)

Lincoln ChoicePlus Access

Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2006. You may obtain a copy of the Lincoln ChoicePlus Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.

Table of Contents

Item                                                  Page
Special Terms                                        B-2
Services                                             B-2
Principal Underwriter                                B-2
Purchase of Securities Being Offered                 B-2
Interest Adjustment Example                          B-2
Annuity Payouts                                      B-4
Examples of Regular Income Payment
Calculations                                         B-5


Item                                                  Page
Determination of Accumulation and Annuity Unit
Value                                                B-5
Advertising                                          B-5
Additional Services                                  B-6
Other Information                                    B-6
Financial Statements                                 B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2006.


Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.

Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.

Principal Underwriter

We serve as principal underwriter for the contracts, as described in the prospectus. We are not a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation, our affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. We paid $67,422,223, $97,680,796, and $115,249,891 to Lincoln
Sales Representatives and Selling Firms in 2003, 2004, and 2005, respectively, as sales compensation with respect to the contracts. We retained no underwriting commissions for the sale of the contracts.

Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Interest Adjustment Example

Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                                                                             B-2


                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES


         Single Premium ...................       $50,000
         Premium taxes ....................       None
         Withdrawals ......................       None
         Guaranteed Period ................       5 years
         Guaranteed Interest Rate .........       3.50%
         Annuity Date .....................       Age 70
         Index Rate A .....................       3.50%
         Index Rate B .....................       4.00% End of contract year 1
                                                  3.50% End of contract year 2
                                                  3.00% End of contract year 3
                                                  2.00% End of contract year 4
         Percentage adjustment to B .......       0.50%


  Formula                       (1 + Index A)n

                        ------------------------------
                                                            -1

                        (1 + Index B + % Adjustment)n


                          SURRENDER VALUE CALCULATION

                                                      (3)

                     (1)            (2)               Adjusted
                     Annuity        Index Rate        Annuity
Contract Year        Value          Factor            Value
---------------      ---------      ------------      ----------
  1 ...........      $51,710         0.962268         $49,759
  2 ...........      $53,480         0.985646         $52,712
  3 ...........      $55,312         1.000000         $55,312
  4 ...........      $57,208         1.009756         $57,766
  5 ...........      $59,170            N/A           $59,170



                     (4)            (5)               (6)              (7)
                     Minimum        Greater of        Surrender        Surrender
Contract Year        Value          (3) & (4)         Charge           Value
---------------      ---------      ------------      -----------      ----------
  1 ...........      $50,710        $50,710           $4,250           $46,460
  2 ...........      $51,431        $52,712           $4,250           $48,462
  3 ...........      $52,162        $55,312           $4,000           $51,312
  4 ...........      $52,905        $57,766           $3,500           $54,266
  5 ...........      $53,658        $59,170           $3,000           $56,170

                           ANNUITY VALUE CALCULATION

                          BOY*                                                  Annual                  EOY**
                          Annuity                 Guaranteed                    Account                 Annuity
Contract Year             Value                   Interest Rate                 Fee                     Value
--------------------      ---------               ---------------               ---------               ----------
  1 ................      $50,000        x            1.035            -        $40            =        $51,710
  2 ................      $51,710        x            1.035            -        $40            =        $53,480
  3 ................      $53,480        x            1.035            -        $40            =        $55,312
  4 ................      $55,312        x            1.035            -        $40            =        $57,208
  5 ................      $57,208        x            1.035            -        $40            =        $59,170

                         SURRENDER CHARGE CALCULATION

                          Surrender

                          Charge                                           Surrender
Contract Year             Factor                   Deposit                 Charge
--------------------      ----------               ---------               ----------
  1 ................           8.5%       x        $50,000        =        $4,250
  2 ................           8.5%       x        $50,000        =        $4,250
  3 ................           8.0%       x        $50,000        =        $4,000
  4 ................           7.0%       x        $50,000        =        $3,500
  5 ................           6.0%       x        $50,000        =        $3,000

B-3

                            INDEX RATE FACTOR CALCULATION



Contract Year            Index A         Index B         Adj Index B         N           Result
------------------       ---------       ---------       -------------       -----       ---------
  1 ..............        3.50%           4.00%             4.50%             4          0.962268
  2 ..............        3.50%           3.50%             4.00%             3          0.985646
  3 ..............        3.50%           3.00%             3.50%             2          1.000000
  4 ..............        3.50%           2.00%             2.50%             1          1.009756
  5 ..............        3.50%            N/A               N/A             N/A            N/A

                           MINIMUM VALUE CALCULATION

                                                   Minimum                       Annual
                                                   Guaranteed                    Account                 Minimum
Contract Year                                      Interest Rate                 Fee                     Value
--------------------                               ---------------               ---------               ----------
  1 ................      $50,000         x            1.015            -        $40            =        $50,710
  2 ................      $50,710         x            1.015            -        $40            =        $51,431
  3 ................      $51,431         x            1.015            -        $40            =        $52,162
  4 ................      $52,162         x            1.015            -        $40            =        $52,905
  5 ................      $52,905         x            1.015            -        $40            =        $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts

Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:

 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying

                                                                             B-4


the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Examples of Regular Income Payment Calculations

These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ...........................      Male, Age 65
         Secondary Life ......................      Female, Age 63
         Purchase Payment ....................      $200,000.00
         Regular Income Payment Frequency ....      Annual
         AIR .................................      4.0%
         Hypothetical Investment Return ......      4.0%

                                                    15-year Access Period         30-Year Access Period
         Regular Income Payment ..............      $ 10,813.44                   $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).

Determination of Accumulation and Annuity Unit Value

A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.

Advertising

Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA.

B-5

We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.

Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable

                                                                             B-6


annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements

Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln ChoicePlus II Access Lincoln Life Variable Annuity Account N Individual Variable Annuity Contracts Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
www.LFG.com
1-888-868-2583

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000 . Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund**
     (formerly AIM V.I. Growth Fund)
     AIM V.I. Core Equity Fund**
     (formerly AIM V.I. Premier Equity Fund)
     AIM V.I. International Growth Fund**
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein International Value Portfolio*
     AllianceBernstein Large Cap Growth Portfolio***
     AllianceBernstein Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*

                                                                               1

Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series
   Delaware VIP Diversified Income Series
     Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series*****
     Delaware VIP Value Series
DWS Investments VIT Funds (Class A):
(formerly Scudder Investments VIT Funds)
     DWS Equity 500 Index VIP (formerly Scudder VIT Equity 500 Index Fund) DWS Small Cap Index VIP (formerly Scudder VIT Small Cap Index Fund)
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio***
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund*
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund*
     FTVIPT Templeton Global Income Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio***
     Janus Aspen Mid Cap Growth Portfolio***
     Janus Aspen Worldwide Growth Portfolio**
Lincoln Variable Insurance Products Trust (Standard Class):
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP International Fund
     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund

Lincoln Variable Insurance Products Trust (Service Class):
     Lincoln VIP Core Fund
     Lincoln VIP Equity-Income Fund**** Lincoln VIP Growth Fund Lincoln VIP Growth and Income Fund Lincoln VIP Growth Opportunities Fund Lincoln VIP Conservative Profile Fund Lincoln VIP Moderate Profile Fund
     Lincoln VIP Moderately Aggressive Profile Fund
     Lincoln VIP Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Capital Opportunities Series***
     MFS (Reg. TM) VIT Emerging Growth Series***
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund**
     Putnam VT Health Sciences Fund**

* These funds will be available for allocations of purchase payments or contract value on or around June 5, 2006. Check with your investment representative regarding availability.

** These funds are not offered in contracts issued on or after May 24, 2004.

*** These funds are not offered in contracts issued on or after June 6, 2005.

**** This fund is only available for contracts issued on or after June 6, 2005.


***** This fund is currently offered in contracts issued prior to June 6, 2005, and will be available for contracts issued on or after this date on or around June 5, 2006. Check with your investment representative regarding availability.


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2006

2

Table of Contents


Item                                                               Page
Special Terms                                                       4
Expense Tables                                                      5
Summary of Common Questions                                        12
The Lincoln National Life Insurance Company                        14
Variable Annuity Account (VAA)                                     15
Investments of the Variable Annuity Account                        15
Charges and Other Deductions                                       20
The Contracts                                                      22
 Purchase Payments                                                 23
 Transfers On or Before the Annuity Commencement Date              24
 Death Benefit                                                     26
 Investment Requirements                                           31
 Lincoln SmartSecuritySM Advantage                                 32
 Surrenders and Withdrawals                                        35
 Distribution of the Contracts                                     36
 i4LIFE (Reg. TM) Advantage                                        37
 4LATERSM Advantage                                                43
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage         47
 Annuity Payouts                                                   48
 Fixed Side of the Contract                                        50
Federal Tax Matters                                                52
Additional Information                                             56
 Voting Rights                                                     56
 Return Privilege                                                  56
 Other Information                                                 57
 Legal Proceedings                                                 57
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                        58
Appendix A - Condensed Financial Information                       A-1

                                                                               3

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATERSM Advantage or 4LATER - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln SmartSecuritySM Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.


4

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

We may apply the interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing and cross-reinvestment, withdrawals up to the annual withdrawal limit under the Lincoln SmartSecuritySM Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                  Estate Enhancement
                                                  Benefit Rider (EEB)
                                                  in combination
                                                  with 5% Step Up
                                                  ---------------------
o        Mortality and expense risk charge               1.75%
o        Administrative charge                           0.15%
                                                          ----
o        Total annual charge for each
         subaccount                                      1.90%



         Estate Enhancement
         Benefit Rider (EEB)                             Enhanced Guaranteed        Guarantee of
         without 5%                 5% Step Up           Minimum Death              Principal death
         Step Up                    death benefit        Benefit (EGMDB)            benefit (GOP)
         ---------------------      ---------------      ---------------------      ----------------
o               1.70%                   1.65%                   1.50%                    1.40%
o               0.15%                   0.15%                   0.15%                    0.15%
                 ----                    ----                    ----                     ----
o
                1.85%                   1.80%                   1.65%                    1.55%

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.


Optional Rider Charges:


Lincoln SmartSecuritySM Advantage:


                                                     Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                   Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                          Step-Up option                     Step-Up option
                                                  -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge*                                  0.95%                               1.50%
o        Current annual percentage charge*                   0.45%                               0.65%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



4LATERSM Advantage:



o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%

*The annual percentage charge for the 4LATERSM Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATERSM charge is deducted from the subaccounts on a quarterly basis.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2005. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


                                                                               5


                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.34%          6.86%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):         0.28%          1.72%

* 22 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2007.

6

The following table shows the expenses charged by each fund for the year ended December 31, 2005:


(as a percentage of each fund's average net assets):

                                                                              Management
                                                                             Fees (before
                                                                             any waivers/
                                                                            reimbursements)      +
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                        0.61        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                              0.60
AIM V.I. International Growth Fund (Series II)(1)                           0.73
AllianceBernstein Growth and Income Portfolio (Class B)                     0.55
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.75
AllianceBernstein International Value Portfolio (Class B)(4)                0.75
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.75
AllianceBernstein Global Technology Portfolio (Class B)                     0.75
American Century Investments VP II Inflation Protection (Class II)          0.49
American Funds Global Growth Fund (Class 2)(5)                              0.58
American Funds Global Small Capitalization Fund (Class 2)(5)                0.74
American Funds Growth Fund (Class 2)(5)                                     0.33
American Funds Growth-Income Fund (Class 2)(5)                              0.28
American Funds International Fund (Class 2)(5)                              0.52
Baron Capital Asset Fund (Insurance Shares)                                 1.00
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.50
Delaware VIP Diversified Income Series (Service Class)(7)                   0.65
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.25
Delaware VIP High Yield Series (Service Class)(9)                           0.65
Delaware VIP Value Series (Service Class)(10)                               0.65
Delaware VIP REIT Series (Service Class)(11)                                0.73
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.73
Delaware VIP Trend Series (Service Class)(13)                               0.74
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.65
DWS Equity 500 Index VIP (Class A)(15)                                      0.19
DWS Small Cap Index VIP (Class A)                                           0.35
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.57
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.47
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.57
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)              0.57
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.72
FTVIPT Franklin Income Securities Fund (Class 2)                            0.46
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.48
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.60
FTVIPT Templeton Global Income Securities Fund (Class 2)                    0.62
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.75
Janus Aspen Mid Cap Growth Portfolio (Service Class)                        0.64
Janus Aspen Balanced Portfolio (Service Class)                              0.55
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                  0.60
Lincoln VIP Aggressive Growth Fund (Standard Class)                         0.74
Lincoln VIP Bond Fund (Standard Class)                                      0.35
Lincoln VIP Capital Appreciation Fund (Standard Class)(23)                  0.74
Lincoln VIP Core Fund (Service Class)(24)                                   0.69



                                                                              12b-1 Fees                  Other Expenses
                                                                              (before any                   (before any
                                                                               waivers/                      waivers/
                                                                            reimbursements)      +        reimbursements)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                        0.25        %                 0.29        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                              0.25                          0.27
AIM V.I. International Growth Fund (Series II)(1)                           0.25                          0.38
AllianceBernstein Growth and Income Portfolio (Class B)                     0.25                          0.05
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.25                          0.06
AllianceBernstein International Value Portfolio (Class B)(4)                0.25                          0.12
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.25                          0.12
AllianceBernstein Global Technology Portfolio (Class B)                     0.25                          0.17
American Century Investments VP II Inflation Protection (Class II)          0.25                          0.01
American Funds Global Growth Fund (Class 2)(5)                              0.25                          0.04
American Funds Global Small Capitalization Fund (Class 2)(5)                0.25                          0.05
American Funds Growth Fund (Class 2)(5)                                     0.25                          0.02
American Funds Growth-Income Fund (Class 2)(5)                              0.25                          0.01
American Funds International Fund (Class 2)(5)                              0.25                          0.05
Baron Capital Asset Fund (Insurance Shares)                                 0.25                          0.09
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.30                          0.21
Delaware VIP Diversified Income Series (Service Class)(7)                   0.30                          0.21
Delaware VIP Emerging Markets Series (Service Class)(8)                     0.30                          0.32
Delaware VIP High Yield Series (Service Class)(9)                           0.30                          0.13
Delaware VIP Value Series (Service Class)(10)                               0.30                          0.13
Delaware VIP REIT Series (Service Class)(11)                                0.30                          0.12
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.30                          0.12
Delaware VIP Trend Series (Service Class)(13)                               0.30                          0.13
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.30                          0.16
DWS Equity 500 Index VIP (Class A)(15)                                      0.00                          0.15
DWS Small Cap Index VIP (Class A)                                           0.00                          0.16
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.25                          0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.25                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.25                          0.10
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)              0.25                          0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.25                          0.17
FTVIPT Franklin Income Securities Fund (Class 2)                            0.25                          0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.25                          0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.25                          0.18
FTVIPT Templeton Global Income Securities Fund (Class 2)                    0.25                          0.12
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.25                          0.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                        0.25                          0.03
Janus Aspen Balanced Portfolio (Service Class)                              0.25                          0.02
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                  0.25                          0.01
Lincoln VIP Aggressive Growth Fund (Standard Class)                         0.00                          0.13
Lincoln VIP Bond Fund (Standard Class)                                      0.00                          0.06
Lincoln VIP Capital Appreciation Fund (Standard Class)(23)                  0.00                          0.09
Lincoln VIP Core Fund (Service Class)(24)                                   0.25                          2.92



                                                                                                               Total
                                                                                     Total Expenses         Contractual
                                                                                       (before any            waivers/
                                                                                        waivers/           reimbursements
                                                                            =        reimbursements)          (if any)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                                 1.15        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                                       1.12
AIM V.I. International Growth Fund (Series II)(1)                                    1.36
AllianceBernstein Growth and Income Portfolio (Class B)                              0.85
AllianceBernstein Large Cap Growth Portfolio (Class B)                               1.06
AllianceBernstein International Value Portfolio (Class B)(4)                         1.12                 -0.01        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                            1.12
AllianceBernstein Global Technology Portfolio (Class B)                              1.17
American Century Investments VP II Inflation Protection (Class II)                   0.75
American Funds Global Growth Fund (Class 2)(5)                                       0.87
American Funds Global Small Capitalization Fund (Class 2)(5)                         1.04
American Funds Growth Fund (Class 2)(5)                                              0.60
American Funds Growth-Income Fund (Class 2)(5)                                       0.54
American Funds International Fund (Class 2)(5)                                       0.82
Baron Capital Asset Fund (Insurance Shares)                                          1.34
Delaware VIP Capital Reserves Series (Service Class)(6)                              1.01                 -0.05
Delaware VIP Diversified Income Series (Service Class)(7)                            1.16                 -0.12
Delaware VIP Emerging Markets Series (Service Class)(8)                              1.87                 -0.15
Delaware VIP High Yield Series (Service Class)(9)                                    1.08                 -0.05
Delaware VIP Value Series (Service Class)(10)                                        1.08                 -0.05
Delaware VIP REIT Series (Service Class)(11)                                         1.15                 -0.05
Delaware VIP Small Cap Value Series (Service Class)(12)                              1.15                 -0.05
Delaware VIP Trend Series (Service Class)(13)                                        1.17                 -0.05
Delaware VIP U.S. Growth Series (Service Class)(14)                                  1.11                 -0.05
DWS Equity 500 Index VIP (Class A)(15)                                               0.34                 -0.06
DWS Small Cap Index VIP (Class A)                                                    0.51
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)                    0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)                 0.81
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)                        0.92
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)                       0.94
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)                      1.14
FTVIPT Franklin Income Securities Fund (Class 2)                                     0.73
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)                   1.01                 -0.02
FTVIPT Mutual Shares Securities Fund (Class 2)                                       1.03
FTVIPT Templeton Global Income Securities Fund (Class 2)                             0.99
FTVIPT Templeton Growth Securities Fund (Class 2)                                    1.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                                 0.92
Janus Aspen Balanced Portfolio (Service Class)                                       0.82
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                           0.86
Lincoln VIP Aggressive Growth Fund (Standard Class)                                  0.87
Lincoln VIP Bond Fund (Standard Class)                                               0.41
Lincoln VIP Capital Appreciation Fund (Standard Class)(23)                           0.83                 -0.13
Lincoln VIP Core Fund (Service Class)(24)                                            3.86                 -2.77



                                                                            Total Expenses
                                                                                (after
                                                                             Contractual
                                                                               waivers/
                                                                            reimbursements
                                                                                  s)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)
AIM V.I. International Growth Fund (Series II)(1)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Large Cap Growth Portfolio (Class B)
AllianceBernstein International Value Portfolio (Class B)(4)                1.11        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Century Investments VP II Inflation Protection (Class II)
American Funds Global Growth Fund (Class 2)(5)
American Funds Global Small Capitalization Fund (Class 2)(5)
American Funds Growth Fund (Class 2)(5)
American Funds Growth-Income Fund (Class 2)(5)
American Funds International Fund (Class 2)(5)
Baron Capital Asset Fund (Insurance Shares)
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.96
Delaware VIP Diversified Income Series (Service Class)(7)                   1.04
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.72
Delaware VIP High Yield Series (Service Class)(9)                           1.03
Delaware VIP Value Series (Service Class)(10)                               1.03
Delaware VIP REIT Series (Service Class)(11)                                1.10
Delaware VIP Small Cap Value Series (Service Class)(12)                     1.10
Delaware VIP Trend Series (Service Class)(13)                               1.12
Delaware VIP U.S. Growth Series (Service Class)(14)                         1.06
DWS Equity 500 Index VIP (Class A)(15)                                      0.28
DWS Small Cap Index VIP (Class A)
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(19)
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)
FTVIPT Franklin Income Securities Fund (Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.99
FTVIPT Mutual Shares Securities Fund (Class 2)
FTVIPT Templeton Global Income Securities Fund (Class 2)
FTVIPT Templeton Growth Securities Fund (Class 2)
Janus Aspen Mid Cap Growth Portfolio (Service Class)
Janus Aspen Balanced Portfolio (Service Class)
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)
Lincoln VIP Aggressive Growth Fund (Standard Class)
Lincoln VIP Bond Fund (Standard Class)
Lincoln VIP Capital Appreciation Fund (Standard Class)(23)                  0.70
Lincoln VIP Core Fund (Service Class)(24)                                   1.09

                                                                               7


                                                                            Management                    12b-1 Fees
                                                                           Fees (before                   (before any
                                                                           any waivers/                    waivers/
                                                                          reimbursements)      +        reimbursements)
Lincoln VIP Equity-Income Fund (Service Class)(25)                        0.73        %                 0.25        %
Lincoln VIP Global Asset Allocation Fund (Standard Class)                 0.74                          0.00
Lincoln VIP Growth Fund (Service Class)(26)                               0.74                          0.25
Lincoln VIP Growth and Income Fund (Service Class)                        0.33                          0.25
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 0.99                          0.25
Lincoln VIP International Fund (Standard Class)                           0.76                          0.00
Lincoln VIP Money Market Fund (Standard Class)                            0.44                          0.00
Lincoln VIP Social Awareness Fund (Standard Class)                        0.35                          0.00
Lincoln VIP Conservative Profile Fund (Service Class) (28)                0.25                          0.25
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     0.25                          0.25
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        0.25                          0.25
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   0.25                          0.25
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        0.75                          0.25
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service Class)(29)        0.75                          0.25
MFS (Reg. TM) VIT Trust Total Return Series (Service Class)(29)           0.75                          0.25
MFS (Reg. TM) VIT Trust Utilities Series (Service Class)(29)              0.75                          0.25
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)               0.83                          0.00
Neuberger Berman AMT Regency Portfolio (I Class)(30)                      0.85                          0.00
Putnam VT Growth & Income Fund (Class 1B)                                 0.49                          0.25
Putnam VT Health Sciences Fund (Class 1B)                                 0.70                          0.25



                                                                                   Other Expenses
                                                                                     (before any
                                                                                      waivers/
                                                                          +        reimbursements)      =
Lincoln VIP Equity-Income Fund (Service Class)(25)                                 0.07        %
Lincoln VIP Global Asset Allocation Fund (Standard Class)                          0.19
Lincoln VIP Growth Fund (Service Class)(26)                                        2.48
Lincoln VIP Growth and Income Fund (Service Class)                                 0.05
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                          5.62
Lincoln VIP International Fund (Standard Class)                                    0.16
Lincoln VIP Money Market Fund (Standard Class)                                     0.10
Lincoln VIP Social Awareness Fund (Standard Class)                                 0.07
Lincoln VIP Conservative Profile Fund (Service Class) (28)                         2.01
Lincoln VIP Moderate Profile Fund (Service Class)(28)                              1.17
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)                 1.36
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                            2.57
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)                 0.23
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service Class)(29)                 0.13
MFS (Reg. TM) VIT Trust Total Return Series (Service Class)(29)                    0.09
MFS (Reg. TM) VIT Trust Utilities Series (Service Class)(29)                       0.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)                        0.10
Neuberger Berman AMT Regency Portfolio (I Class)(30)                               0.16
Putnam VT Growth & Income Fund (Class 1B)                                          0.05
Putnam VT Health Sciences Fund (Class 1B)                                          0.11



                                                                                                    Total
                                                                          Total Expenses         Contractual
                                                                            (before any            waivers/
                                                                             waivers/           reimbursements
                                                                          reimbursements)          (if any)
Lincoln VIP Equity-Income Fund (Service Class)(25)                        1.05        %        -0.04        %
Lincoln VIP Global Asset Allocation Fund (Standard Class)                 0.93
Lincoln VIP Growth Fund (Service Class)(26)                               3.47                 -2.36
Lincoln VIP Growth and Income Fund (Service Class)                        0.63
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 6.86                 -5.43
Lincoln VIP International Fund (Standard Class)                           0.92
Lincoln VIP Money Market Fund (Standard Class)                            0.54
Lincoln VIP Social Awareness Fund (Standard Class)                        0.42
Lincoln VIP Conservative Profile Fund (Service Class) (28)                2.51                 -1.23
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     1.67                 -0.30
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        1.86                 -0.49
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   3.07                 -1.61
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        1.23                 -0.08
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service Class)(29)        1.13
MFS (Reg. TM) VIT Trust Total Return Series (Service Class)(29)           1.09
MFS (Reg. TM) VIT Trust Utilities Series (Service Class)(29)              1.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)               0.93
Neuberger Berman AMT Regency Portfolio (I Class)(30)                      1.01
Putnam VT Growth & Income Fund (Class 1B)                                 0.79
Putnam VT Health Sciences Fund (Class 1B)                                 1.06



                                                                          Total Expenses
                                                                              (after
                                                                           Contractual
                                                                             waivers/
                                                                          reimbursements
                                                                                s)
Lincoln VIP Equity-Income Fund (Service Class)(25)                        1.01        %
Lincoln VIP Global Asset Allocation Fund (Standard Class)
Lincoln VIP Growth Fund (Service Class)(26)                               1.11
Lincoln VIP Growth and Income Fund (Service Class)
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 1.43
Lincoln VIP International Fund (Standard Class)
Lincoln VIP Money Market Fund (Standard Class)
Lincoln VIP Social Awareness Fund (Standard Class)
Lincoln VIP Conservative Profile Fund (Service Class) (28)                1.28
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     1.37
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        1.37
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   1.46
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        1.15
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service Class)(29)
MFS (Reg. TM) VIT Trust Total Return Series (Service Class)(29)
MFS (Reg. TM) VIT Trust Utilities Series (Service Class)(29)
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)
Neuberger Berman AMT Regency Portfolio (I Class)(30)
Putnam VT Growth & Income Fund (Class 1B)
Putnam VT Health Sciences Fund (Class 1B)

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:
    (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund and June 12, 2006 for AIM V.I. Large Cap Growth Fund, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(3) Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.16% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(4) Represents a one time waiver of certain legal and accounting expenses paid to the Advisor.

(5) The investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(6) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.70%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective


8

   May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, Extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.81%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"); the sub-advisor is Mondrian Investment Partners, Ltd. ("Mondrian"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.57% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, Mondrian has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.50%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.78%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. In addition, for the period May 1, 2002 through April 30, 2006, DMC voluntarily elected to waive its management fee for this Series to 0.60%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.86%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(12) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(13) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.92%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(14) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April


                                                                               9

    30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.87%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(15) Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.28% for Class A and 0.53% for Class B shares until April 30, 2009.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.55% for initial class; 0.65% for service class; and 0.80% for service class 2. These offsets may be discontinued at any time.

(18) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.73% for service class; and 0.88% for service class 2. These offsets may be discontinued at any time.

(19) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(20) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.82% for initial class; 0.92% for service class; and 1.07% for service class 2. These offsets may be discontinued at any time.

(21) The Fund's manager had agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund for cash management. This arrangement will continue for as long as the Fund invests in the Money Market Fund.

(22) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This Change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information of the Fund.

(23) The Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% of the first $100,000,000 of average net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(24) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% standard class and 1.09% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(25) Effective May 1, 2005 the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; and 0.10% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(26) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% standard class and 1.11% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(27) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 1.18% standard class and 1.43% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(28) The "Other Expenses" column reflects the expenses of the particular Lincoln Profile Fund (Conservative 1.28%; Moderate 0.35%; Moderately Aggressive 0.54%; Aggressive 1.66%) and the estimated fees and expenses of the underlying funds invested in by the Profile Funds (Conservative 0.73%; Moderate 0.82%; Moderately Aggressive 0.82%; Aggressive 0.91%). The estimated underlying fund fees and expenses are based on the 2005 fees and expenses of the underlying funds that were owned by each Profile Fund on December 31, 2005. Each Profile Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred throughout the year. In addition, Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed 0.55%. This Agreement will continue at least through April 30, 2007 and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Funds.

(29) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower. MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the series.


10

(30) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Limited Maturity Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation. Net expenses for the Socially Responsive Portfolio were subject to a contractual expense limitation of 1.50% for the year ended December 31, 2005.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


                                                                              11

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and 4LATERSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,013         $2,943         $4,796         $9,087

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,013         $2,943         $4,796         $9,087

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATERSM Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATERSM Advantage after April 10, 2006 or the Lincoln SmartSecuritySM Advantage or i4LIFE (Reg. TM) Guaranteed Income Benefit after April 10, 2006, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We charge an account fee of $35 on any contract anniversary if the contract value is less than $100,000. This account fee may be less in some states and will be waived after the fifteenth contract year. See Charges and Other Deductions.


12

We apply a charge to the daily net asset value of the VAA and those charges are:


                                                  Estate Enhancement
                                                  Benefit Rider (EEB)
                                                  in combination
                                                  with 5% Step Up
                                                  ---------------------
o        Mortality and expense risk charge               1.75%
o        Administrative charge                           0.15%
                                                          ----
o        Total annual charge for each
         subaccount                                      1.90%



         Estate Enhancement
         Benefit Rider (EEB)                             Enhanced Guaranteed        Guarantee of
         without 5%                 5% Step Up           Minimum Death              Principal death
         Step Up                    death benefit        Benefit (EGMDB)            benefit (GOP)
         ---------------------      ---------------      ---------------------      ----------------
o               1.70%                   1.65%                   1.50%                    1.40%
o               0.15%                   0.15%                   0.15%                    0.15%
                 ----                    ----                    ----                     ----
o
                1.85%                   1.80%                   1.65%                    1.55%

Additional Optional Riders:

Lincoln SmartSecuritySM Advantage:



                                                    Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                  Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                         Step-up Option                     Step-up Option
                                                 -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge                                  0.95%                               1.50%
o        Current annual percentage charge                   0.45%                               0.65%


4LATERSM Advantage:



o        Guaranteed maximum annual
         percentage charge                       1.50%
o        Current annual percentage charge        0.50%

See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


                                                                              13

What is the Lincoln SmartSecuritySM Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. There are two options available to reset the Guaranteed Amount to the current contract value. See The Contracts - Lincoln SmartSecuritySM Advantage.

What is 4LATERSM Advantage? 4LATERSM Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATERSM Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. See The Contracts - 4LATERSM Advantage.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATERSM Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATERSM Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements
The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of LNC, the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1


14

to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information have not changed as a result of this merger.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Administrative, Marketing and Support Service Fees

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.48%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, Baron, Delaware, Fidelity, Franklin Templeton, Janus, Lincoln, MFS and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund


                                                                              15

or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


 FUND NAME                                                   FUND DESCRIPTION
AIM V.I. Capital Appreciation Fund                          Capital appreciation
 AIM V.I. Core Equity Fund                                   Long-term growth
AIM V.I. International Growth Fund                          Long-term growth
 AllianceBernstein Global Technology Portfolio               Maximum capital appreciation
AllianceBernstein Growth and Income Portfolio               Growth and income
 AllianceBernstein International Value Portfolio             Long-term growth
AllianceBernstein Large Cap Growth Portfolio                Maximum capital appreciation
 AllianceBernstein Small/Mid Cap Value Portfolio             Long-term growth
American Century Investments VP Inflation Protection        Long-term total return
Fund
 American Funds Global Growth Fund                           Long-term growth
American Funds Global Small Capitalization Fund             Long-term growth
 American Funds Growth Fund                                  Long-term growth
American Funds Growth-Income Fund                           Growth and income
 American Funds International Fund                           Long-term growth
Baron Capital Asset Fund                                    Maximum capital appreciation
 Delaware VIP Capital Reserves Series                        Current income
Delaware VIP Diversified Income Series                      Total return
 Delaware VIP Emerging Markets Series                        Capital appreciation
Delaware VIP High Yield Series                              Capital appreciation
 Delaware VIP REIT Series                                    Total return



 FUND NAME                                                   MANAGER
AIM V.I. Capital Appreciation Fund                          AIM Advisors, Inc.
 AIM V.I. Core Equity Fund                                   AIM Advisors, Inc.
AIM V.I. International Growth Fund                          AIM Advisors, Inc.
 AllianceBernstein Global Technology Portfolio               AllianceBernstein, L.P.
AllianceBernstein Growth and Income Portfolio               AllianceBernstein, L.P.
 AllianceBernstein International Value Portfolio             AllianceBernstein, L.P.
AllianceBernstein Large Cap Growth Portfolio                AllianceBernstein, L.P.
 AllianceBernstein Small/Mid Cap Value Portfolio             AllianceBernstein, L.P.
American Century Investments VP Inflation Protection        American Century
Fund
 American Funds Global Growth Fund                           Capital Research and Management Company
American Funds Global Small Capitalization Fund             Capital Research and Management Company
 American Funds Growth Fund                                  Capital Research and Management Company
American Funds Growth-Income Fund                           Capital Research and Management Company
 American Funds International Fund                           Capital Research and Management Company
Baron Capital Asset Fund                                    BAMCO, Inc.
 Delaware VIP Capital Reserves Series                        Delaware Management Company
Delaware VIP Diversified Income Series                      Delaware Management Company
 Delaware VIP Emerging Markets Series                        Delaware Management Company
                                                            Sub-advised by Mondrian Investment
                                                                Partners Limited
Delaware VIP High Yield Series                              Delaware Management Company
 Delaware VIP REIT Series                                    Delaware Management Company

16


 FUND NAME                                                    FUND DESCRIPTION
Delaware VIP Small Cap Value Series                          Capital appreciation
 Delaware VIP Trend Series                                    Capital appreciation
Delaware VIP U.S. Growth Series                              Capital appreciation
 Delaware VIP Value Series                                    Long-term capital appreciation
DWS Equity 500 Index VIP Fund                                Capital appreciation
 DWS Small Cap Index VIP Fund                                 Capital appreciation
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio        Long-term capital appreciation
 Fidelity (Reg. TM) VIP Equity-Income Portfolio               Reasonable income
Fidelity (Reg. TM) VIP Growth Portfolio                      Capital appreciation
 Fidelity (Reg. TM) VIP Mid Cap Portfolio                     Long-term growth
Fidelity (Reg. TM) VIP Overseas Portfolio                    Long-term growth
 FTVIPT Franklin Income Securities Fund                       Current income
FTVIPT Franklin Small-Mid Cap Growth Securities Fund         Long-term growth
 FTVIPT Mutual Shares Securities Fund                         Capital appreciation
FTVIPT Templeton Global Income Securities Fund               Total return
 FTVIPT Templeton Growth Securities Fund                      Long-term growth
Janus Aspen Balanced Portfolio                               Long-term growth and current
                                                                          income
 Janus Aspen Mid Cap Growth Portfolio                         Long-term growth
Janus Aspen Worldwide Growth Portfolio                       Long-term growth
 Lincoln VIP Aggressive Growth Fund                           Maximum capital appreciation
Lincoln VIP Bond Fund                                        Current income



 FUND NAME                                                    MANAGER
Delaware VIP Small Cap Value Series                          Delaware Management Company
 Delaware VIP Trend Series                                    Delaware Management Company
Delaware VIP U.S. Growth Series                              Delaware Management Company
 Delaware VIP Value Series                                    Delaware Management Company
DWS Equity 500 Index VIP Fund                                Deutsche Asset Management Inc.
                                                             Sub-advised by Northern Trust Investments,
                                                             Inc.
 DWS Small Cap Index VIP Fund                                 Deutsche Asset Management Inc.
                                                             Sub-advised by Northern Trust Investments,
                                                             Inc.
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio        Fidelity Management and Research
                                                                         Company
 Fidelity (Reg. TM) VIP Equity-Income Portfolio               Fidelity Management and Research
                                                                         Company
Fidelity (Reg. TM) VIP Growth Portfolio                      Fidelity Management and Research
                                                                         Company
 Fidelity (Reg. TM) VIP Mid Cap Portfolio                     Fidelity Management and Research
                                                                         Company
Fidelity (Reg. TM) VIP Overseas Portfolio                    Fidelity Management and Research
                                                                         Company
 FTVIPT Franklin Income Securities Fund                       Franklin Advisers, Inc.
FTVIPT Franklin Small-Mid Cap Growth Securities Fund         Franklin Advisers, Inc.
 FTVIPT Mutual Shares Securities Fund                         Franklin Mutual Advisors, LLC
FTVIPT Templeton Global Income Securities Fund               Templeton Global Advisors Limited
 FTVIPT Templeton Growth Securities Fund                      Templeton Global Advisors Limited
Janus Aspen Balanced Portfolio                               Janus Capital Management LLC
 Janus Aspen Mid Cap Growth Portfolio                         Janus Capital Management LLC
Janus Aspen Worldwide Growth Portfolio                       Janus Capital Management LLC
 Lincoln VIP Aggressive Growth Fund                           Delaware Management Company
                                                             Sub-advised by T. Rowe Price Associates,
                                                             Inc.
Lincoln VIP Bond Fund                                        Delaware Management Company

                                                                              17


 FUND NAME                                             FUND DESCRIPTION
Lincoln VIP Capital Appreciation Fund                 Long-term growth
 Lincoln VIP Core Fund                                 Capital appreciation
Lincoln VIP Equity-Income Fund                        Income
 Lincoln VIP Global Asset Allocation Fund              Total return
Lincoln VIP Growth Fund                               Long-term growth
 Lincoln VIP Growth & Income Fund                      Capital appreciation
Lincoln VIP Growth Opportunities Fund                 Long-term growth
 Lincoln VIP International Fund                        Capital appreciation
Lincoln VIP Money Market Fund                         Preservation of capital
 Lincoln VIP Social Awareness Fund                     Capital appreciation
Lincoln VIP Conservative Profile Fund                 Current income
 Lincoln VIP Moderate Profile Fund                     Total return
Lincoln VIP Moderately Aggressive Profile Fund        Growth and income
 Lincoln VIP Aggressive Profile Fund                   Capital appreciation
MFS (Reg. TM) VIT Capital Opportunities Series        Capital appreciation
 MFS (Reg. TM) VIT Emerging Growth Series              Long-term growth
MFS (Reg. TM) VIT Total Return Series                 Income and growth
 MFS (Reg. TM) VIT Utilities Series                    Growth and income



 FUND NAME                                             MANAGER
Lincoln VIP Capital Appreciation Fund                 Delaware Management Company
                                                      Sub-advised by Janus Capital Management
                                                      LLC
 Lincoln VIP Core Fund                                 Delaware Management Company
                                                      Sub-advised by Salomon Brothers Asset
                                                      Management Inc., a wholly-owned
                                                      subsidiary of Legg Mason, Inc.
Lincoln VIP Equity-Income Fund                        Delaware Management Company
                                                      Sub-advised by Fidelity Management &
                                                      Research Company (FMR)
 Lincoln VIP Global Asset Allocation Fund              Delaware Management Company
                                                      Sub-advised by UBS Global Asset
                                                      Management
Lincoln VIP Growth Fund                               Delaware Management Company
                                                      Sub-advised by Fund Asset Management,
                                                      L.P., doing business as Mercury Advisors
 Lincoln VIP Growth & Income Fund                      Delaware Management Company
Lincoln VIP Growth Opportunities Fund                 Delaware Management Company
                                                      Sub-advised by Fund Asset Management,
                                                      L.P., doing business as Mercury Advisors
 Lincoln VIP International Fund                        Delaware Management Company
                                                      Sub-advised by Mondrian Investment
                                                      Partners Limited
Lincoln VIP Money Market Fund                         Delaware Management Company
 Lincoln VIP Social Awareness Fund                     Delaware Management Company
Lincoln VIP Conservative Profile Fund                 Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Moderate Profile Fund                     Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
Lincoln VIP Moderately Aggressive Profile Fund        Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Aggressive Profile Fund                   Delaware Management Company
                                                      Sub-advised by Wilshire Associates Inc.
MFS (Reg. TM) VIT Capital Opportunities Series        Massachusetts Financial Services Company
 MFS (Reg. TM) VIT Emerging Growth Series              Massachusetts Financial Services Company
MFS (Reg. TM) VIT Total Return Series                 Massachusetts Financial Services Company
 MFS (Reg. TM) VIT Utilities Series                    Massachusetts Financial Services Company

18


 FUND NAME                                            FUND DESCRIPTION                  MANAGER
Neuberger Berman AMT Mid-Cap Growth Portfolio        Capital appreciation              Neuberger Berman Management, Inc.
 Neuberger Berman AMT Regency Portfolio               Long-term growth                  Neuberger Berman Management, Inc.
Putnam VT Growth & Income Fund                       Capital growth and current        Putnam Investment Management, LLC
                                                     income
 Putnam VT Health Sciences Fund                       Capital appreciation              Putnam Investment Management, LLC

Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.


                                                                              19

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts; o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                                  Estate Enhancement
                                                  Benefit Rider (EEB)
                                                  in combination
                                                  with 5% Step Up
                                                  ---------------------
o        Mortality and expense risk charge               1.75%
o        Administrative charge                           0.15%
                                                          ----
o        Total annual charge for each
         subaccount                                      1.90%



         Estate Enhancement
         Benefit Rider (EEB)                             Enhanced Guaranteed        Guarantee of
         without 5%                 5% Step Up           Minimum Death              Principal death
         Step Up                    death benefit        Benefit (EGMDB)            benefit (GOP)
         ---------------------      ---------------      ---------------------      ----------------
o               1.70%                   1.65%                   1.50%                    1.40%
o               0.15%                   0.15%                   0.15%                    0.15%
                 ----                    ----                    ----                     ----
o
                1.85%                   1.80%                   1.65%                    1.55%

Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecuritySM Advantage Charge. During the accumulation period, there is a charge for the Lincoln SmartSecuritySM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) if the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option is selected or 0.65% (0.1625% quarterly) for the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value


20

in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the percentage charge will be the current charge in effect at that time up to the maximum 0.95% or 1.50% depending on the option selected.

Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge for the option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, after the fifth Benefit Year anniversary following the last automatic step-up opportunity, the rider charge may be waived.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATERSM Advantage Charge

Prior to the periodic income commencement date (the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted is a value that will be used to calculate the 4LATER Guaranteed Income Benefit. An amount equal to the quarterly 4LATER Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER in the future, the percentage charge will be the charge in effect at the time you elect 4LATER.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER Rider charge will be deducted upon termination of the 4LATER Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER Rider charge will be made to cover the cost of 4LATER since the previous deduction. On and after the periodic income commencement date, the 4LATER Rider charge will be added to the i4LIFE charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER charge because after the periodic income commencement date, when the 4LATER Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.


                                                                              21

After the periodic income commencement date, if the 4LATER Guaranteed Income Benefit is terminated, the 4LATER Rider annual charge will also terminate.


4LATERSM Advantage charge:



o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%

*The annual percentage for the 4LATERSM Advantage charge is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER charge is deducted from the subaccounts on a quarterly basis.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER Guaranteed Income Benefits) and Annuity Payouts.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


22

Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 91. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation


                                                                              23

unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

24

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in


                                                                              25

writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:         AND...
contractowner          There is a surviving joint owner
 contractowner          There is no surviving joint owner
contractowner          There is no surviving joint owner
                       and the beneficiary predeceases the
                       contractowner
 annuitant              The contractowner is living
annuitant              The contractowner is living
 annuitant**            The contractowner is a trust or other
                       non-natural person



 UPON DEATH OF:         AND...                                      DEATH BENEFIT PROCEEDS PASS TO:
contractowner          The annuitant is living or deceased         joint owner
 contractowner          The annuitant is living or deceased         designated beneficiary
contractowner          The annuitant is living or deceased         contractowner's estate
 annuitant              There is no contingent annuitant            The youngest contractowner
                                                                   becomes the contingent annuitant
                                                                   and the contract continues. The
                                                                   contractowner may waive* this
                                                                   continuation and receive the death
                                                                   benefit proceeds.
annuitant              The contingent annuitant is living          contingent annuitant becomes the
                                                                   annuitant and the contract continues
 annuitant**            No contingent annuitant allowed             designated beneficiary
                         with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.

26

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.

Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to the time a state approves the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments will be reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.


                                                                              27

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals; or
 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the highest contract value will be reduced by the sum of all withdrawals; or
 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

28

 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement; o a statement on the prior company's letterhead; o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.


                                                                              29

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB Rider with 5% Step-Up death benefit will be reduced to the 5% Step-Up death benefit for an annual charge of 1.80%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.65%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.


30

Investment Requirements

Contractowners who have elected 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the investment requirements will not apply to your contract.

These Investment Requirements will be included in contracts issued after April 10, 2006 if 4LATERSM, the Lincoln SmartSecuritySM Advantage, or i4LIFE (Reg. TM) Guaranteed Income Benefit (if this language has been approved by your state) is purchased. These Investment Requirements do not apply to contractowners who purchased their Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit riders prior to April 10, 2006.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM VI International Growth Fund o AllianceBernstein Global Technology Portfolio o AllianceBernstein International Value Portfolio o AllianceBernstein Small/Mid Cap Value Portfolio o American Funds Global Growth Fund o American Funds Global Small Capitalization Fund o American Funds International Fund o Baron Capital Asset Fund o Delaware VIP Emerging Markets Series o Delaware VIP REIT Series o Delaware VIP Small Cap Value Series o Delaware VIP Trend Series o DWS Small Cap Index VIP o Fidelity VIP Overseas Portfolio o FVIPT Franklin Small-Mid Cap Growth Securities Fund o Janus Aspen Mid Cap Growth Portfolio o Janus Aspen Worldwide Growth Portfolio o Lincoln VIP Aggressive Growth Fund o Lincoln VIP International Fund o Lincoln VIP Growth Opportunities Fund o MFS (Reg. TM) VIT Emerging Growth Series o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;


                                                                              31

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecuritySM Advantage

The Lincoln SmartSecuritySM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecuritySM Advantage -  5 Year Elective Step-up (default) or

     Lincoln SmartSecuritySM Advantage -  1 Year Automatic Step-up

when you purchase the benefit, and the version of the Rider you receive is based on the option you choose. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary until the 10th anniversary. After that time, the contractowner will have the opportunity to step-up the Guaranteed Amount and begin a new 10-year period of automatic step-ups. These options are discussed below in detail. All contractowners and the annuitant of the contracts with the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option must be under age 81.

There is no guarantee that the Lincoln SmartSecuritySM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. You may be limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date (or after the purchase of i4LIFE (Reg. TM) Advantage).

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic step-ups), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration all Lincoln Life contracts owned by you (or on which you are the annuitant if the contract is owned by a trust or other non-natural owner).

Additional purchase payments automatically increase the Guaranteed Amount (not to exceed the maximum); however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and decreases as withdrawals are made.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up. Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including charges and other deductions), the Rider charge and Account Fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may elect (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

32

This step-up will initiate automatic step-ups as described above for another ten years.

Under both options, a contractowner elected step-up may cause a change in the percentage charge for this benefit. See Charges and Other Deductions. Purchase payments or withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal limit each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal limit is: o 7%
 of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 5
Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option.

The Maximum Annual Withdrawal limit is increased by 7% or 5% (depending on your option) of any additional purchase payments. Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal limit to the greater of:

a. the Maximum Annual Withdrawal limit immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal limit, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal limit will remain the same.

Withdrawals within the Maximum Annual Withdrawal limit are not subject to the interest adjustment, if applicable. If the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal limit (even if they exceed the 5% Maximum Annual Withdrawal limit) only if the withdrawals are taken in the form of systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this contract value only, as determined by Lincoln. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal limit:

1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal limit will be the least of:
  o the Maximum Annual Withdrawal limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal limit); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal limit may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal limit.

Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal limit. Withdrawals over the Maximum Annual Withdrawal limit may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal limit, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Amount Annuity Payment Option. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal limit. Payment frequencies other than annual may


                                                                              33

be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

The tax consequences of withdrawals and annuity payouts are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider, including the remaining automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, will apply to the new contractowner. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecuritySM Advantage if desired. Automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecuritySM Advantage equal to his or her share of the death benefit.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner);or
 o upon the last payment of the Guaranteed Amount.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect either option.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecuritySM Advantage in force are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The availability of this Rider will depend upon your state's approval of this Rider. In addition, the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option may not be available for contracts sold through certain broker/dealers. Check with your investment representative regarding availability.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


34

Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if: o your contract value drops below certain state specified minimum amounts
   ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and o the paid up annuity benefit at maturity would be less than $20.00 per month
(these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except: o when the NYSE is closed (other than weekends and holidays); o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

                                                                              35

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Distribution of the Contracts

We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.

Compensation Paid to LFA. The maximum commission we pay to LFA is 2.50% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and/or their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission paid we pay to Selling Firms, other than LFA, is 2.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

We may pay certain Selling Firms or their affiliates additional amounts for: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts


36

(including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2005 is contained in the Statement of Additional Information (SAI).

Depending on the particular selling arrangements, there may be others whom we compensate for the distribution activities. For example, we may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP and SARSEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. A joint payout with a secondary life is not currently available with IRAs if either the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.


                                                                              37

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners who elect i4LIFE (Reg. TM) Advantage must choose a death benefit of equal or lesser value than the death benefit option in effect during the accumulation phase. You cannot choose a greater death benefit option with i4LIFE (Reg. TM) Advantage. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage Death Benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:
1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. Refer to the Charges and Other Deductions section of your prospectus for more information about the purpose of these charges.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;

38

  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

If the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. As an alternative, a death benefit may be paid.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living); o the frequency of the regular income payments; o the assumed investment return you selected; and o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


                                                                              39

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available for both qualified and non-qualified annuity contracts during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available for non-qualified contracts, and qualified contracts after April 10, 2006, during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit        $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                         $ 25,000
         o Additional Withdrawal                                                  $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                     $150,000

Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available only for non-qualified annuities during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be


40

added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, no death benefit is paid.

If you are the owner of an IRA annuity contract, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.


                                                                              41

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg.
TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


General i4LIFE Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal $ 1,200
         o Guaranteed Income Benefit before Withdrawal $ 750 o Account Value at time of Additional Withdrawal $150,000 o Additional Withdrawal $15,000
         (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the Guarantee of Principal death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.

42

4LATERSM Advantage

4LATERSM Advantage provides protection against market loss for your i4LIFE (Reg.
TM) Advantage regular income payments. 4LATERSM Advantage includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments. The minimum payout floor called the 4LATERSM Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg. TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.


4LATERSM Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATERSM Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage regular income payments begin.

Income Base. The Income Base is a value established when you purchase 4LATERSM Advantage and will only be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATERSM Advantage at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATERSM Advantage after we issue the contract, the Income Base will initially equal the contract value on the 4LATERSM Advantage Rider effective date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have us automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATERSM Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATERSM Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATERSM Advantage Rider effective date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATERSM Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATERSM Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATERSM Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATERSM Advantage Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                   $100,000
         Purchase Payment 60 days later                             $ 10,000
                                                                    --------
         Income Base                                                $110,000
         Future Income Base (during the 1st Waiting Period)         $126,500        ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                     $126,500
         New Future Income Base (during 2nd Waiting Period)         $145,475        ($126,500 x 115%)

Any purchase payments made after the 4LATERSM Advantage Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


                                                                              43

Example:


         Income Base                                                   $100,000
         Purchase Payment in Year 2                                    $ 10,000
         New Income Base                                               $110,000
                                                                       --------
         Future Income Base (during 1st Waiting Period-Year 2)         $125,500
         Income Base (after 1st Waiting Period)                        $125,500
         New Future Income Base (during 2nd Waiting Period)            $144,325



         Income Base
         Purchase Payment in Year 2
         New Income Base
         Future Income Base (during 1st Waiting Period-Year 2)        ($100,000 x 115%) + ($10,000 x 100%) +
                                                                      (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)
         New Future Income Base (during 2nd Waiting Period)           (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATERSM Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATERSM Advantage Rider effective date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                               $100,000        Maximum Income Base                     $200,000
      Purchase Payment in Year 2                $ 10,000        Increase to Maximum Income Base         $ 20,000
      New Income Base                           $110,000        New Maximum Income Base                 $220,000
      Future Income Base after Purchase         $125,500        Maximum Income Base                     $220,000
       Payment
      Income Base (after 1st Waiting            $125,500
       Period)
      Future Income Base (during 2nd            $144,325        Maximum Income Base                     $220,000
       Waiting Period)
      Contract Value in Year 4                  $112,000
      Withdrawal of 10%                         $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                            $100,800
      Income Base                               $112,950
      Future Income Base                        $129,892        Maximum Income Base                     $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATERSM Advantage Rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not


44

attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATERSM Advantage Rider effective date and starting with each anniversary of the 4LATERSM Advantage Rider effective date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


4LATERSM Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under the 4LATERSM Advantage or the contract value will be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit. The 4LATERSM Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATERSM Advantage Rider. If the contract value is used to establish the 4LATERSM Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATERSM Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATERSM Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATERSM Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage regular income payment. If your regular income payment is less than the 4LATERSM Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATERSM Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account
Value:


      4LATER Guaranteed Income Benefit          $ 5,692         i4LIFE (Reg. TM) regular income payment          $ 5,280



         i4LIFE (Reg. TM) Account Value before payment                  $80,000
         Regular Income Payment                                         -                $5,280
         Additional payment for 4LATER Guaranteed Income Benefit        -                $  412
------------------------------------------------------------------                       ------
         i4LIFE (Reg. TM) Account Value after payment                   $74,308

If your Account Value reaches zero as a result of withdrawals to provide the 4LATERSM Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATERSM Advantage Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATERSM Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATERSM Advantage Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATERSM Advantage Guaranteed Income Benefit, the 4LATERSM Advantage Guaranteed Income Benefit will never come into effect.

The 4LATERSM Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATERSM Advantage Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to us. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the charge


                                                                              45

for the 4LATERSM Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATERSM Advantage, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATERSM Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATERSM Advantage Guaranteed Income Benefit is the longer of 20 years or the difference between your current age (nearest birthday) and age 90. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATERSM Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATERSM Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATERSM Advantage Rider will terminate.

When you make your 4LATERSM Advantage Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATERSM Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATERSM Advantage Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5355 \d
 $6375 = 84%
     Reduction in 4LATERSM Advantage Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATERSM Advantage

Eligibility. To purchase 4LATERSM Advantage, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATERSM Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATERSM Advantage, you will not receive the benefit of the Future Income Base.

4LATERSM Advantage Rider Effective Date. If 4LATERSM Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATERSM Advantage is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.

Termination. After the later of the third anniversary of the 4LATERSM Advantage Rider Effective Date or the most recent Reset, the 4LATERSM Advantage Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATERSM Advantage will automatically terminate upon any of the following events:
 o termination of the contract to which this 4LATERSM Advantage Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATERSM Advantage Rider will terminate due to any of the following events:
 o the death of the annuitant (or for non-qualified contracts, the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

46

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATERSM Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATERSM Advantage prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATERSM Advantage or purchase the Lincoln SmartSecuritySM Advantage. If you terminate the 4LATERSM Advantage Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATERSM Advantage will depend upon your state's approval of the 4LATERSM Advantage Rider. You cannot elect 4LATERSM Advantage after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecuritySM Advantage. 4LATERSM Advantage will be available to current contractowners on or after June 7, 2006.


After June 7, 2006, current contractowners who wish to drop the Lincoln SmartSecuritySM Advantage and move to 4LATERSM Advantage may do so until December 31, 2006 (or 90 days after approval in your state if later). Factors to consider when deciding which rider is appropriate are: 1) whether you are interested in current income versus i4LIFE (Reg. TM) Advantage guaranteed regular income payments at a later date; 2) whether you are interested in the 15% automatic enhancement to the Income Base after each Waiting Period; 3) whether you want more flexibility in structuring your income provided by i4LIFE (Reg. TM) Advantage; 4) if your current contract will be subject to Investment Requirements; or 5) the current charge under each rider. You may want to discuss this with your registered representative before making a decision.

Contractowners who drop Lincoln SmartSecuritySM Advantage and elect 4LATERSM Advantage will not carry their Lincoln SmartSecuritySM Advantage Guaranteed Amount over into the new 4LATERSM Advantage. The 4LATERSM Advantage Income Base will be established based on the contractowner's contract value on the effective date of 4LATERSM Advantage. After December 31, 2006, contractowners who drop Lincoln SmartSecuritySM Advantage will have to wait one year before they can elect 4LATERSM Advantage. See The Contracts - Lincoln SmartSecuritySM Advantage.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

For those who did not elect 4LATERSM Advantage, there is a Guaranteed Income Benefit available for purchase which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 2.40% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit. For non-qualified contracts, the annual charge is 2.60% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Guaranteed Income Benefit is different from the 4LATERSM Guaranteed Income Benefit previously discussed because if you elect 4LATERSM Advantage currently, you will be guaranteed the availability of a minimum payout floor in the future. There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg.
TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. In addition, the 4LATERSM Guaranteed Income Benefit has a guaranteed value, the Income Base, which can be used as an alternative to the contract value, if higher, to establish the Guaranteed Income Benefit floor. This Income Base is not available with the i4LIFE (Reg. TM) Guaranteed Income Benefit.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecuritySM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end


                                                                              47

and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after April 10, 2006 (or later depending on state availability), an automatic step-up feature will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.)

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
 o The minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. (The minimum Access Period is 15 years if the Guaranteed Income Benefit was elected prior to April 10, 2006.)
     o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATERSM Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until December 31, 2006 (or 90 days after approval in your state if later). Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain investment requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected on a nonqualified contract); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday. However, you must elect to receive annuity payouts by your 99th birthday.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.


48

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract; o The annuity option selected; and o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

                                                                              49

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death; o written authorization for payment; and o all claim forms, fully completed.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest adjustment below and Charges and Other Deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.


50

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Annual Withdrawal Limit in Lincoln SmartSecuritySM Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n         -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.

                                                                              51

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited. o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned by an Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


52

Age at which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation of Withdrawals and Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecuritySM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.


Taxation of Annuity Payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable on Withdrawals, Surrenders, or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law), o you receive from an immediate annuity, o a beneficiary receives on or after your death, or o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


                                                                              53

Special Rules if You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs") o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP") o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees) o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans) o H.R. 10 or Keogh Plans (self-employed individual plans) o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


54

 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


                                                                              55

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


56

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.


                                                                              57

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Lincoln ChoicePlus II Access
                    Lincoln Life Variable Annuity Account N











Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N (Lincoln ChoicePlus II Access).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

58


                      (This page intentionally left blank)

                                                                              59

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relating to accumulation unit values and accumulation units for funds available on the periods ended December 31 comes from the VAA's financials. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                                  with EEB and Step-Up                                  with EEB
                   ---------------------------------------------------      --------------------------------
                       Accumulation unit value                                  Accumulation unit value
                   --------------------------------                         --------------------------------
                                                                       Number of
                    Beginning            End of           accumulation       Beginning            End of
                    of period            period              units           of period            period
                   -----------      ---------------      -------------      -----------      ---------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Growth Fund
2001.........         10.000             11.613(3)              1**            10.000             11.123(1)
2002.........         11.613              7.848                 0              11.123              7.522
2003.........          N/A               N/A                 N/A                N/A               N/A
2004.........          N/A               N/A                 N/A                N/A               N/A
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------
AIM V.I. International Growth Fund
2001.........         10.000             11.222(3)              1**            10.000             10.610(1)
2002.........         11.222              9.259                 1**            10.610              8.760
2003.........          N/A               N/A                 N/A                8.760             11.059
2004.........          N/A               N/A                 N/A               11.059             13.430
2005.........          N/A               N/A                 N/A               13.430             15.518
-------------         ------             --------            ----              ------             --------
AIM V.I. Premier Equity Fund
2001.........         10.000             11.838(3)              2              10.000             11.308(1)
2002.........         11.838              8.079                 6              11.308              7.721
2003.........          8.079              9.895                 6               7.721              9.461
2004.........          9.895             10.242                 6               9.461              9.798
2005.........         10.242             10.588                 6               9.798             10.134
-------------         ------             --------            ----              ------             --------
AllianceBernstein VP Growth and Income Portfolio
2001.........         10.000             11.312(1)              1              10.000             10.342(2)
2002.........         11.312              8.627                10              10.342              7.892
2003.........          8.627             11.190                12               7.892             10.241
2004.........         11.190             12.211                11              10.241             11.181
2005.........         12.211             12.532                12              11.181             11.481
-------------         ------             --------            ----              ------             --------
AllianceBernstein VP Large Cap Growth Portfolio
2001.........         10.000             11.944(1)              1**            10.000             10.999(2)
2002.........         11.944              8.104                 2              10.999              7.467
2003.........          8.104              9.810                 2               7.467              9.043
2004.........          9.810             10.429                 2               9.043              9.619
2005.........         10.429             11.751                 2               9.619             10.844
-------------         ------             --------            ----              ------             --------
AllianceBernstein VP Small/Mid Cap Value Portfolio
2001.........         10.000             11.866(1)              1**            10.000             11.868(1)
2002.........         11.866             10.902                 3              11.868             10.907
2003.........         10.902             15.071                 2              10.907             15.086
2004.........         15.071             17.608                 2              15.086             17.634
2005.........         17.608             18.422                 3              17.634             18.459
-------------         ------             --------            ----              ------             --------
AllianceBernstein VP Global Technology Portfolio
2001.........         10.000             12.865(1)              1**            10.000             11.546(2)
2002.........         12.865              7.345                 0              11.546              6.595
2003.........          N/A               N/A                 N/A                6.595              9.309
2004.........          N/A               N/A                 N/A                9.309              9.603
2005.........          N/A               N/A                 N/A                9.603              9.771
-------------         ------             --------            ----              ------             --------
American Century VP Inflation Protection Fund
2004.........         10.042             10.389                25               N/A               N/A
2005.........         10.389             10.352                29              10.392             10.360
-------------         ------             --------            ----              ------             --------
American Funds Global Growth Fund
2004.........          N/A               N/A                 N/A                N/A               N/A
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------



                     with EEB
                   -------------
                                          Accumulation unit value
                     Number of        --------------------------------        Number of
                    accumulation       Beginning            End of           accumulation
                       units           of period            period              units
                   -------------      -----------      ---------------      -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Growth Fund
2001.........             1**            10.000             11.616(3)              1**
2002.........             0              11.616              7.858                 2
2003.........          N/A                7.858             10.101                 3
2004.........          N/A               10.101             10.715                 3
2005.........          N/A               10.715             11.277                 3
-------------          ----              ------             --------               -
AIM V.I. International Growth Fund
2001.........             1**            10.000             11.226(3)              1**
2002.........             1              11.226              9.273                 3
2003.........             1               9.273             11.712                 3
2004.........             1              11.712             14.230                 3
2005.........             1              14.230             16.450                 3
-------------          ----              ------             --------               -
AIM V.I. Premier Equity Fund
2001.........             1**            10.000             11.842(3)              1**
2002.........             1**            11.842              8.089                 7
2003.........             4               8.089              9.918                 7
2004.........             4               9.918             10.276                 7
2005.........             4              10.276             10.634                 7
-------------          ----              ------             --------               -
AllianceBernstein VP Growth and Income Portfolio
2001.........            30              10.467             10.296               142
2002.........            19              10.296              7.861               209
2003.........             7               7.861             10.205                62
2004.........             9              10.205             11.148                61
2005.........            10              11.148             11.452                45
-------------          ----              ------             --------             ---
AllianceBernstein VP Large Cap Growth Portfolio
2001.........            11               7.726              6.268               138
2002.........            11               6.268              4.257               167
2003.........             4               4.257              5.159                25
2004.........             6               5.159              5.489                22
2005.........             6               5.489              6.192                22
-------------          ----              ------             --------             ---
AllianceBernstein VP Small/Mid Cap Value Portfolio
2001.........             1**            10.000             11.869(1)              1**
2002.........             1              11.869             10.915                 4
2003.........             1              10.915             15.104                 4
2004.........             1              15.104             17.664                 4
2005.........             2              17.664             18.499                 3
-------------          ----              ------             --------             ---
AllianceBernstein VP Global Technology Portfolio
2001.........             1               6.639              4.861                63
2002.........             1**             4.861              2.778                62
2003.........             3               N/A               N/A                 N/A
2004.........             3               N/A               N/A                 N/A
2005.........             3               N/A               N/A                 N/A
-------------          ----              ------             --------            ----
American Century VP Inflation Protection Fund
2004.........          N/A                N/A               N/A                 N/A
2005.........             1              10.395             10.368                 1**
-------------          ----              ------             --------            ----
American Funds Global Growth Fund
2004.........          N/A               10.082             11.256                 1
2005.........          N/A               11.256             12.611                 2
-------------          ----              ------             --------            ----



                                       with EGMDB                                             with GOP
                   ---------------------------------------------------      --------------------------------------------
                       Accumulation unit value                               Accumulation unit value
                   --------------------------------        Number of        -------------------------        Number of
                    Beginning            End of           accumulation       Beginning        End of        accumulation
                    of period            period              units           of period        period           units
                   -----------      ---------------      -------------      -----------      --------      -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Growth Fund
2001.........         10.000             11.620(3)              1**
2002.........         11.620              7.873                 5
2003.........          7.873             10.136                12               N/A             N/A             N/A
2004.........         10.136             10.767                13               N/A             N/A             N/A
2005.........         10.767             11.349                11               N/A             N/A             N/A
-------------         ------             --------              --               --              ---
AIM V.I. International Growth Fund
2001.........         10.000             11.229(3)              1**
2002.........         11.229              9.287                 3
2003.........          9.287             11.747                15               8.792         11.133              0
2004.........         11.747             14.294                13              11.133         13.560              2
2005.........         14.294             16.550                10              13.560         15.715              2
-------------         ------             --------              --              ------         ------            ---
AIM V.I. Premier Equity Fund
2001.........         10.000             11.315(1)              1**
2002.........         11.315              7.741                12
2003.........          7.741              9.505                15               7.751          9.527              3
2004.........          9.505              9.863                14               9.527          9.895              3
2005.........          9.863             10.222                11               N/A             N/A             N/A
-------------         ------             --------              --              ------         ------            ---
AllianceBernstein VP Growth and Income Portfolio
2001.........         10.473             10.317               462
2002.........         10.317              7.889               574
2003.........          7.889             10.257               299               8.667         11.281             31
2004.........         10.257             11.221               289              11.281         12.354             57
2005.........         11.221             11.545               234              12.354         12.723             76
-------------         ------             --------             ---              ------         ------            ---
AllianceBernstein VP Large Cap Growth Portfolio
2001.........          7.732              6.282               335
2002.........          6.282              4.273               306
2003.........          4.273              5.186                73               8.142          9.891              0
2004.........          5.186              5.527                98               9.891         10.551              3
2005.........          5.527              6.243                84              10.551         11.931             10
-------------         ------             --------             ---              ------         ------            ---
AllianceBernstein VP Small/Mid Cap Value Portfolio
2001.........         10.000             11.874(1)              1
2002.........         11.874             10.936                17
2003.........         10.936             15.156                27              10.950         15.191              4
2004.........         15.156             17.751                29              15.191         17.811             27
2005.........         17.751             18.619                21              17.811         18.700             21
-------------         ------             --------             ---              ------         ------            ---
AllianceBernstein VP Global Technology Portfolio
2001.........          6.644              4.871               176
2002.........          4.871              2.788               166
2003.........          2.788              3.944                62               N/A             N/A             N/A
2004.........          3.944              4.076                68               N/A             N/A             N/A
2005.........          4.076              4.156                59               N/A             N/A             N/A
-------------         ------             --------             ---              ------         ------            ---
American Century VP Inflation Protection Fund
2004.........          9.905             10.404                23              10.042         10.410             13
2005.........         10.404             10.393                70              10.410         10.410            191
-------------         ------             --------             ---              ------         ------            ---
American Funds Global Growth Fund
2004.........         10.216             11.266                 8              10.239         11.273             23
2005.........         11.266             12.641                16              11.273         12.662             24
-------------         ------             --------             ---              ------         ------            ---

                                       A-1


                                  with EEB and Step-Up                                  with EEB
                   ---------------------------------------------------      --------------------------------
                       Accumulation unit value                                  Accumulation unit value
                   --------------------------------                         --------------------------------
                                                                       Number of
                    Beginning            End of           accumulation       Beginning            End of
                    of period            period              units           of period            period
                   -----------      ---------------      -------------      -----------      ---------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2001.........         10.000             12.494(1)              1**            10.000             12.496(1)
2002.........         12.494              9.922                 8              12.496              9.929
2003.........          9.922             14.947                 8               9.929             14.965
2004.........         14.947             17.729                 8              14.965             17.758
2005.........         17.729             21.805                 8              17.758             21.853
-------------         ------             --------               -              ------             --------
American Funds Growth Fund
2001.........         10.000             12.305(1)              3              10.000             10.811(2)
2002.........         12.305              9.121                48              10.811              8.018
2003.........          9.121             12.243                45               8.018             10.768
2004.........         12.243             13.514                46              10.768             11.892
2005.........         13.514             15.407                46              11.892             13.564
-------------         ------             --------              --              ------             --------
American Funds Growth-Income Fund
2001.........         10.000             11.308(1)              2              10.000             10.527(2)
2002.........         11.308              9.059               141              10.527              8.438
2003.........          9.059             11.772               228               8.438             10.970
2004.........         11.772             12.748               235              10.970             11.886
2005.........         12.748             13.238               209              11.886             12.348
-------------         ------             --------             ---              ------             --------
American Funds International Fund
2001.........         10.000             10.834(1)              2              10.000             10.216(1)
2002.........         10.834              9.053                11              10.216              8.540
2003.........          9.053             11.978                10               8.540             11.306
2004.........         11.978             14.023                11              11.306             13.243
2005.........         14.023             16.718                19              13.243             15.796
-------------         ------             --------             ---              ------             --------
Delaware VIP Capital Reserves
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------
Delaware VIP Diversified Income Series
2004.........         10.080             10.855                30              10.011             10.858
2005.........         10.855             10.588                39              10.858             10.597
-------------         ------             --------            ----              ------             --------
Delaware VIP Emerging Markets Series(4)
2004.........          N/A               N/A                 N/A                N/A               N/A
2005.........         25.668             32.013                 2              25.710             32.081
-------------         ------             --------            ----              ------             --------
Delaware VIP High Yield Series
2001.........         10.000             10.302(1)              1              10.000              9.943(2)
2002.........         10.302             10.275                14               9.943              9.922
2003.........         10.275             12.966                19               9.922             12.527
2004.........         12.966             14.506                23              12.527             14.022
2005.........         14.506             14.709                26              14.022             14.225
-------------         ------             --------            ----              ------             --------
Delaware VIP REIT Series
2001.........         10.000             10.697(1)              1**            10.000             10.378(2)
2002.........         10.697             10.954                32              10.378             10.634
2003.........         10.954             14.373                37              10.634             13.960
2004.........         14.373             18.487                38              13.960             17.964
2005.........         18.487             19.383                32              17.964             18.844
-------------         ------             --------            ----              ------             --------
Delaware VIP Small Cap Value Series
2001.........         10.000             11.788(1)              1              10.000             10.978(2)
2002.........         11.788             10.904                32              10.978             10.160
2003.........         10.904             15.157                40              10.160             14.129
2004.........         15.157             18.018                42              14.129             16.805
2005.........         18.018             19.297                36              16.805             18.007
-------------         ------             --------            ----              ------             --------
Delaware VIP Trend Series
2001.........         10.000             12.780(1)              1              10.000             12.207(4)
2002.........         12.780             10.023                 7              12.207              9.579
2003.........         10.023             13.256                 4               9.579             12.675
2004.........         13.256             14.609                18              12.675             13.975
2005.........         14.609             15.138                17              13.975             14.489
-------------         ------             --------            ----              ------             --------



                     with EEB
                   -------------
                                       Accumulation unit value
                     Number of        -------------------------        Number of
                    accumulation       Beginning        End of        accumulation
                       units           of period        period           units
                   -------------      -----------      --------      -------------
                   (Accumulation unit value in dollars and Number of accumulation units
                                               in thousands)
American Funds Global Small Capitalization Fund
2001.........             1**             8.238          7.051             31
2002.........             1               7.051          5.606             50
2003.........             1               5.606          8.453              8
2004.........             2               8.453         10.036              7
2005.........             2              10.036         12.356              7
-------------             -              ------         ------             --
American Funds Growth Fund
2001.........            15               8.968          7.209            358
2002.........            26               7.209          5.349            559
2003.........            26               5.349          7.187            138
2004.........            23               7.187          7.941            130
2005.........            22               7.941          9.062            120
-------------            --              ------         ------            ---
American Funds Growth-Income Fund
2001.........            32              10.430         10.506            620
2002.........            42              10.506          8.426            773
2003.........            79               8.426         10.959            121
2004.........            81              10.959         11.880            122
2005.........            65              11.880         12.349             99
-------------            --              ------         ------            ---
American Funds International Fund
2001.........            11               7.824          6.156            135
2002.........            13               6.156          5.149            227
2003.........            16               5.149          6.819             45
2004.........            17               6.819          7.991             45
2005.........            16               7.991          9.537             62
-------------            --              ------         ------            ---
Delaware VIP Capital Reserves
2005.........          N/A                N/A             N/A             N/A
-------------          ----              ------         ------            ---
Delaware VIP Diversified Income Series
2004.........             1**            10.197         10.862              2
2005.........             1              10.862         10.605              4
-------------          ----              ------         ------            ---
Delaware VIP Emerging Markets Series(4)
2004.........          N/A                N/A             N/A             N/A
2005.........             1**             N/A             N/A             N/A
-------------          ----              ------         ------            ---
Delaware VIP High Yield Series
2001.........            13               8.951          8.406             68
2002.........             9               8.406          8.392             78
2003.........             8               8.392         10.601             14
2004.........             9              10.601         11.872             15
2005.........             9              11.872         12.050             12
-------------          ----              ------         ------            ---
Delaware VIP REIT Series
2001.........             3              10.698         11.418             60
2002.........            10              11.418         11.705             93
2003.........            35              11.705         15.374             12
2004.........            36              15.374         19.794             11
2005.........            35              19.794         20.775             10
-------------          ----              ------         ------            ---
Delaware VIP Small Cap Value Series
2001.........             6              11.835         12.981             81
2002.........            15              12.981         12.019            136
2003.........            32              12.019         16.723             28
2004.........            36              16.723         19.901             26
2005.........            35              19.901         21.334             24
-------------          ----              ------         ------            ---
Delaware VIP Trend Series
2001.........             4               7.756          6.440             88
2002.........            10               6.440          5.056            162
2003.........             7               5.056          6.694             41
2004.........             8               6.694          7.384             43
2005.........             8               7.384          7.660             42
-------------          ----              ------         ------            ---



                                    with EGMDB                                         with GOP
                   --------------------------------------------      --------------------------------------------
                    Accumulation unit value                           Accumulation unit value
                   -------------------------        Number of        -------------------------        Number of
                    Beginning        End of        accumulation       Beginning        End of        accumulation
                    of period        period           units           of period        period           units
                   -----------      --------      -------------      -----------      --------      -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2001.........          8.244          7.067              90
2002.........          7.067          5.627             136
2003.........          5.627          8.497              57              9.969         15.071              2
2004.........          8.497         10.104             126             15.071         17.937             31
2005.........         10.104         12.458             128             17.937         22.139             38
-------------         ------         ------             ---             ------         ------             --
American Funds Growth Fund
2001.........          8.973          7.224           1,347
2002.........          7.224          5.368           1,812
2003.........          5.368          7.224           1,098              9.164         12.344             80
2004.........          7.224          7.993           1,372             12.344         13.673            310
2005.........          7.993          9.136           1,356             13.673         15.643            298
-------------         ------         ------           -----             ------         ------            ---
American Funds Growth-Income Fund
2001.........         10.436         10.528             970
2002.........         10.528          8.456           1,792
2003.........          8.456         11.015             761              9.101         11.867            163
2004.........         11.015         11.959           1,033             11.867         12.897            518
2005.........         11.959         12.449           1,005             12.897         13.439            507
-------------         ------         ------           -----             ------         ------            ---
American Funds International Fund
2001.........          7.829          6.170             552
2002.........          6.170          5.168             815
2003.........          5.168          6.855             449              9.094         12.075            100
2004.........          6.855          8.045             570             12.075         14.186            199
2005.........          8.045          9.615             610             14.186         16.972            185
-------------         ------         ------           -----             ------         ------            ---
Delaware VIP Capital Reserves
2005.........          N/A             N/A             N/A               9.971          9.927              3
-------------         ------         ------           -----             ------         ------            ---
Delaware VIP Diversified Income Series
2004.........         10.207         10.872               8             10.080         10.878             18
2005.........         10.872         10.631              48             10.878         10.648             55
-------------         ------         ------           -----             ------         ------            ---
Delaware VIP Emerging Markets Series(4)
2004.........         14.457         19.360               7             10.243         13.572              3
2005.........         19.360         24.206              29             13.572         16.986             77
-------------         ------         ------           -----             ------         ------            ---
Delaware VIP High Yield Series
2001.........          8.959          8.426             149
2002.........          8.426          8.425             224
2003.........          8.425         10.658             714             10.322         13.071             75
2004.........         10.658         11.953             340             13.071         14.675             90
2005.........         11.953         12.151             281             14.675         14.932             78
-------------         ------         ------           -----             ------         ------            ---
Delaware VIP REIT Series
2001.........         10.704         11.442             112
2002.........         11.442         11.748             138
2003.........         11.748         15.453              97             11.006         14.491             39
2004.........         15.453         19.926             110             14.491         18.704             53
2005.........         19.926         20.944             102             18.704         19.679             43
-------------         ------         ------           -----             ------         ------            ---
Delaware VIP Small Cap Value Series
2001.........         11.840         13.006             114
2002.........         13.006         12.061             242
2003.........         12.061         16.806             108             10.954         15.280             25
2004.........         16.806         20.029             109             15.280         18.229             74
2005.........         20.029         21.504             110             18.229         19.590             81
-------------         ------         ------           -----             ------         ------            ---
Delaware VIP Trend Series
2001.........          7.762          6.455             333
2002.........          6.455          5.075             494
2003.........          5.075          6.729             250             10.070         13.365             28
2004.........          6.729          7.434             227             13.365         14.780             55
2005.........          7.434          7.723             199             14.780         15.370             28
-------------         ------         ------           -----             ------         ------            ---

                                       A-2


                                  with EEB and Step-Up                                  with EEB
                   ---------------------------------------------------      --------------------------------
                       Accumulation unit value                                  Accumulation unit value
                   --------------------------------                         --------------------------------
                                                                       Number of
                    Beginning            End of           accumulation       Beginning            End of
                    of period            period              units           of period            period
                   -----------      ---------------      -------------      -----------      ---------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP U.S. Growth Series
2001.........         10.000             11.635(1)              1**            10.000             11.636(1)
2002.........         11.635              8.074                 0              11.636              8.078
2003.........          N/A               N/A                 N/A                8.979              9.785
2004.........          9.118              9.892                 1**             9.785              9.896
2005.........          N/A               N/A                 N/A                9.896             11.115
-------------         ------             --------            ----              ------             --------
Delaware VIP Value Series
2001.........         10.000             11.090(1)              1**            10.000             10.312(2)
2002.........         11.090              8.834                 3              10.312              8.219
2003.........          8.834             11.105                 3               8.219             10.336
2004.........         11.105             12.485                 3              10.336             11.627
2005.........         12.485             12.959                 2              11.627             12.075
-------------         ------             --------            ----              ------             --------
Fidelity VIP Contrafund Portfolio
2001.........         10.000             10.931(1)              1**            10.000             10.934(1)
2002.........         10.931              9.694                15              10.934              9.702
2003.........          9.694             12.194                15               9.702             12.210
2004.........         12.194             13.778                 3              12.210             13.803
2005.........         13.778             15.771                 3              13.803             15.808
-------------         ------             --------            ----              ------             --------
Fidelity VIP Equity-Income Portfolio
2001.........         10.000             11.088(1)              1              10.000             10.285(2)
2002.........         11.088              9.013                 4              10.285              8.364
2003.........          9.013             11.499                 3               8.364             10.677
2004.........         11.499             12.550                 3              10.677             11.659
2005.........         12.550             13.000                 3              11.659             12.082
-------------         ------             --------            ----              ------             --------
Fidelity VIP Growth Portfolio
2001.........         10.000             11.764(1)              1              10.000             10.687(2)
2002.........         11.764              8.045                 5              10.687              7.312
2003.........          8.045             10.463                 1               N/A               N/A
2004.........         10.463             10.587                 1               N/A               N/A
2005.........         10.587             10.959                 1               9.632              9.975
-------------         ------             --------            ----              ------             --------
Fidelity VIP Mid Cap
2005.........          N/A               N/A                 N/A               10.725             11.551
-------------         ------             --------            ----              ------             --------
Fidelity VIP Overseas Portfolio
2001.........         10.000             10.892(1)              1**            10.000             10.895(1)
2002.........         10.892              8.500                 1**            10.895              8.507
2003.........          8.500             11.929                 0               9.708             11.948
2004.........         11.929             13.263                 1              11.948             13.290
2005.........         13.263             15.458                 1**            13.290             15.497
-------------         ------             --------            ----              ------             --------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001.........         10.000             12.288(1)              1**            10.000             12.289(1)
2002.........         12.288              8.598                 5              12.289              8.603
2003.........          N/A               N/A                    0               8.603             11.592
2004.........          N/A               N/A                 N/A               11.592             12.685
2005.........         11.779             13.032                 1              12.685             13.048
-------------         ------             --------            ----              ------             --------
FTVIPT Templeton Global Income Securities
2005.........          9.992              9.859                 5               N/A               N/A
-------------         ------             --------            ----              ------             --------
FTVIPT Templeton Growth Securities Fund
2001.........         10.000             11.163(1)              1**            10.000             11.165(1)
2002.........         11.163              8.928                 8              11.165              8.933
2003.........          8.928             11.575                10               8.933             11.588
2004.........         11.575             13.177                 8              11.588             13.198
2005.........         13.177             14.075                 9              13.198             14.105
-------------         ------             --------            ----              ------             --------
Janus Aspen Balanced Portfolio
2001.........         10.000             10.654(1)              1**            10.000             10.657(1)
2002.........         10.654              9.758                 1**            10.657              9.768
2003.........          9.758             10.889                 1               9.768             10.905
2004.........         10.889             11.570                 1              10.905             11.593
2005.........         11.570             12.222                 1**            11.593             12.252
-------------         ------             --------            ----              ------             --------



                     with EEB
                   -------------
                                          Accumulation unit value
                     Number of        --------------------------------        Number of
                    accumulation       Beginning            End of           accumulation
                       units           of period            period              units
                   -------------      -----------      ---------------      -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP U.S. Growth Series
2001.........             1**            10.000             11.638(1)              1**
2002.........             0              11.638              8.084                 0
2003.........             4               N/A               N/A                 N/A
2004.........             5               N/A               N/A                 N/A
2005.........             5               N/A               N/A                 N/A
-------------             -              ------             --------            ----
Delaware VIP Value Series
2001.........             2              11.551             10.886                12
2002.........             1              10.886              8.681                 9
2003.........             3               8.681             10.922                 5
2004.........             3              10.922             12.292                 6
2005.........             3              12.292             12.772                 7
-------------             -              ------             --------            ----
Fidelity VIP Contrafund Portfolio
2001.........             1**            10.000             10.934(1)              1**
2002.........             1              10.934              9.708                24
2003.........             7               9.708             12.223                24
2004.........             7              12.223             13.825                27
2005.........             8              13.825             15.841                26
-------------             -              ------             --------            ----
Fidelity VIP Equity-Income Portfolio
2001.........             6              10.854             10.103                51
2002.........            12              10.103              8.221                70
2003.........            10               8.221             10.499                20
2004.........            11              10.499             11.470                19
2005.........             7              11.470             11.892                21
-------------            --              ------             --------            ----
Fidelity VIP Growth Portfolio
2001.........             6               8.354              6.739                23
2002.........             3               6.739              4.613                20
2003.........          N/A                4.613              6.006                 3
2004.........          N/A                6.006              6.083                 1
2005.........             1**             6.083              6.303                 1
-------------          ----              ------             --------            ----
Fidelity VIP Mid Cap
2005.........             1**             N/A               N/A                 N/A
-------------          ----              ------             --------            ----
Fidelity VIP Overseas Portfolio
2001.........             1**             8.595              6.655                 8
2002.........             0               6.655              5.199                 7
2003.........             2               5.199              7.304                 1
2004.........             3               7.304              8.129                 1
2005.........             3               8.129              9.483                 4
-------------          ----              ------             --------            ----
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001.........             2               8.035              6.689                19
2002.........             3               6.689              4.685                40
2003.........             3               4.685              6.315                10
2004.........             3               6.315              6.914                 7
2005.........             2               6.914              7.116                 6
-------------          ----              ------             --------            ----
FTVIPT Templeton Global Income Securities
2005.........          N/A                9.822              9.864                 1
-------------          ----              ------             --------            ----
FTVIPT Templeton Growth Securities Fund
2001.........             1**            10.197              9.884                19
2002.........             3               9.884              7.912                35
2003.........             5               7.912             10.269                20
2004.........             4              10.269             11.702                18
2005.........             1              11.702             12.512                17
-------------          ----              ------             --------            ----
Janus Aspen Balanced Portfolio
2001.........             1**            10.000             10.658(1)              1**
2002.........             2              10.658              9.770                22
2003.........             3               9.770             10.912                22
2004.........             3              10.912             11.606                24
2005.........             4              11.606             12.272                22
-------------          ----              ------             --------            ----



                                       with EGMDB                                             with GOP
                   ---------------------------------------------------      --------------------------------------------
                       Accumulation unit value                               Accumulation unit value
                   --------------------------------        Number of        -------------------------        Number of
                    Beginning            End of           accumulation       Beginning        End of        accumulation
                    of period            period              units           of period        period           units
                   -----------      ---------------      -------------      -----------      --------      -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP U.S. Growth Series
2001.........         10.000             11.643(1)              1**
2002.........         11.643              8.101                 1
2003.........          8.101              9.830                32               8.110          9.851             15
2004.........          9.830              9.962                21               9.851          9.993             16
2005.........          9.962             11.211                12               9.993         11.257             18
-------------         ------             --------              --               -----         ------             --
Delaware VIP Value Series
2001.........         11.556             10.908                58
2002.........         10.908              8.712                85
2003.........          8.712             10.978                66               8.875         11.195              1
2004.........         10.978             12.373                82              11.195         12.631             10
2005.........         12.373             12.876                92              12.631         13.157             32
-------------         ------             --------              --              ------         ------             --
Fidelity VIP Contrafund Portfolio
2001.........         10.000             10.938(1)              2
2002.........         10.938              9.726                26
2003.........          9.726             12.264                68               9.737         12.291             14
2004.........         12.264             13.892               102              12.291         13.937             62
2005.........         13.892             15.941               145              13.937         16.008             78
-------------         ------             --------             ---              ------         ------             --
Fidelity VIP Equity-Income Portfolio
2001.........         10.860             10.124               143
2002.........         10.124              8.250               181
2003.........          8.250             10.552               117               9.056         11.595              7
2004.........         10.552             11.545               134              11.595         12.699             67
2005.........         11.545             11.989               117              12.699         13.200             39
-------------         ------             --------             ---              ------         ------             --
Fidelity VIP Growth Portfolio
2001.........          8.360              6.754                99
2002.........          6.754              4.630               148
2003.........          4.630              6.037               101               8.083         10.549              9
2004.........          6.037              6.123                86              10.549         10.711             17
2005.........          6.123              6.355                92              10.711         11.126             20
-------------         ------             --------             ---              ------         ------             --
Fidelity VIP Mid Cap
2005.........         10.237             11.564                31              10.182         11.571             16
-------------         ------             --------             ---              ------         ------             --
Fidelity VIP Overseas Portfolio
2001.........          8.601              6.670                27
2002.........          6.670              5.218                36
2003.........          5.219              7.342               128               8.540         12.028             35
2004.........          7.342              8.184                93              12.028         13.419             21
2005.........          8.184              9.562                66              13.419         15.695             29
-------------         ------             --------             ---              ------         ------             --
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2001.........          8.042              6.704               150
2002.........          6.704              4.702               270
2003.........          4.702              6.348               151               8.637         11.672              4
2004.........          6.348              6.961               139              11.672         12.811             32
2005.........          6.961              7.175               126              12.811         13.218             17
-------------         ------             --------             ---              ------         ------             --
FTVIPT Templeton Global Income Securities
2005.........          9.944              9.873                12               9.763          9.879              7
-------------         ------             --------             ---              ------         ------             --
FTVIPT Templeton Growth Securities Fund
2001.........         10.204              9.905                44
2002.........          9.905              7.941                49
2003.........          7.941             10.322                32               8.969         11.670             11
2004.........         10.322             11.780                42              11.670         13.332             62
2005.........         11.780             12.614                80              13.332         14.290            117
-------------         ------             --------             ---              ------         ------            ---
Janus Aspen Balanced Portfolio
2001.........         10.000             10.661(1)              1**
2002.........         10.661              9.786                19
2003.........          9.786             10.947                59               9.800         10.973              5
2004.........         10.947             11.660                51              10.973         11.701              6
2005.........         11.660             12.348                43              11.701         12.403             10
-------------         ------             --------             ---              ------         ------            ---

                                       A-3


                                  with EEB and Step-Up                                  with EEB
                   ---------------------------------------------------      --------------------------------
                       Accumulation unit value                                  Accumulation unit value
                   --------------------------------                         --------------------------------
                                                                       Number of
                    Beginning            End of           accumulation       Beginning            End of
                    of period            period              units           of period            period
                   -----------      ---------------      -------------      -----------      ---------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Mid Cap Growth Portfolio
2001.........         10.000             11.377(1)              1**            10.000             11.379(1)
2002.........         11.377              8.023                 0              11.379              8.028
2003.........          N/A               N/A                 N/A                9.823             10.626
2004.........          N/A               N/A                 N/A               10.626             12.567
2005.........          N/A               N/A                 N/A               12.567             13.820
-------------         ------             --------            ----              ------             --------
Janus Aspen Worldwide Growth Portfolio
2001.........         10.000             11.502(1)              1**            10.000             11.505(1)
2002.........         11.502              8.383                18              11.505              8.390
2003.........          8.383             10.173                17               N/A               N/A
2004.........         10.173             10.434                 5               N/A               N/A
2005.........         10.434             10.807                 4               N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP Aggressive Growth Fund
2001.........         10.000             12.405(1)              1**            10.000             12.407(1)
2002.........         12.405              8.487                 0              12.407              8.493
2003.........          N/A               N/A                 N/A                N/A               N/A
2004.........          N/A               N/A                 N/A                N/A               N/A
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP Aggressive Profile Fund
2005.........          N/A               N/A                 N/A               10.927             10.869
-------------         ------             --------            ----              ------             --------
Lincoln VIP Bond Fund
2001.........         10.000             10.113(1)              6              10.000             10.093(2)
2002.........         10.113             10.931               116              10.093             10.915
2003.........         10.931             11.506               153              10.915             11.495
2004.........         11.506             11.888                82              11.495             11.883
2005.........         11.888             11.972                68              11.883             11.973
-------------         ------             --------            ----              ------             --------
Lincoln VIP Capital Appreciation Fund
2001.........         10.000             11.615(1)              1**            10.000             11.616(1)
2002.........         11.615              8.321                 0              11.616              8.325
2003.........          N/A               N/A                 N/A                N/A               N/A
2004.........          N/A               N/A                 N/A                N/A               N/A
2005.........          N/A               N/A                 N/A               10.950             11.464
-------------         ------             --------            ----              ------             --------
Lincoln VIP Conservative Profile Fund
2005.........         10.073             10.237                 7               N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP Core Fund
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP Equity-Income Fund
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP Global Asset Allocation Fund
2001.........         10.000             11.374(3)              1**            10.000             10.964(1)
2002.........         11.374              9.818                 1**            10.964              9.470
2003.........          9.818             11.599                 0               N/A               N/A
2004.........         11.599             12.921                16               N/A               N/A
2005.........         12.921             13.541                19               N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP Growth Fund
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP Growth and Income Fund
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP Growth Opportunities
2005.........          N/A               N/A                 N/A                N/A               N/A
-------------         ------             --------            ----              ------             --------
Lincoln VIP International Fund
2001.........         10.000             11.018(1)              1**            10.000             11.021(1)
2002.........         11.018              9.644                 1              11.021              9.651
2003.........          9.644             13.400                 1               9.651             13.417
2004.........         13.400             15.901                 1              13.417             15.928
2005.........         15.901             17.559                 1              15.928             17.598
-------------         ------             --------            ----              ------             --------
Lincoln VIP Moderate Profile Fund
2005.........          N/A               N/A                 N/A               10.062             10.457
-------------         ------             --------            ----              ------             --------



                     with EEB
                   -------------
                                          Accumulation unit value
                     Number of        --------------------------------        Number of
                    accumulation       Beginning            End of           accumulation
                       units           of period            period              units
                   -------------      -----------      ---------------      -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Mid Cap Growth Portfolio
2001.........             1**            10.000             11.382(1)              1**
2002.........             0              11.382              8.032                 1
2003.........             1               8.032             10.632                 1
2004.........             1              10.632             12.581                 4
2005.........             1              12.581             13.842                 3
-------------             -              ------             --------               -
Janus Aspen Worldwide Growth Portfolio
2001.........             1**            10.000             11.507(1)              1**
2002.........             0              11.507              8.396                 1
2003.........          N/A                8.396             10.199                 1
2004.........          N/A               10.199             10.470                 1
2005.........          N/A               10.470             10.856                 1
-------------          ----              ------             --------               -
Lincoln VIP Aggressive Growth Fund
2001.........             1**            10.000             12.408(1)              1**
2002.........             0              12.408              8.491                 1**
2003.........          N/A                8.491             11.060                 0
2004.........          N/A                N/A               N/A                 N/A
2005.........          N/A                N/A               N/A                 N/A
-------------          ----              ------             --------            ----
Lincoln VIP Aggressive Profile Fund
2005.........             1               N/A               N/A                 N/A
-------------          ----              ------             --------            ----
Lincoln VIP Bond Fund
2001.........            24              10.600             11.364               263
2002.........            38              11.364             12.295               402
2003.........            65              12.295             12.955                75
2004.........            79              12.955             13.399                65
2005.........            73              13.399             13.507                48
-------------          ----              ------             --------            ----
Lincoln VIP Capital Appreciation Fund
2001.........             1**            10.000             11.618(1)              1**
2002.........             0              11.618              8.332                 1**
2003.........          N/A                8.332             10.841                 1
2004.........          N/A               10.841             11.210                 1
2005.........             1              11.210             11.472                 2
-------------          ----              ------             --------            ----
Lincoln VIP Conservative Profile Fund
2005.........          N/A               10.153             10.243                 5
-------------          ----              ------             --------            ----
Lincoln VIP Core Fund
2005.........          N/A                N/A               N/A                 N/A
-------------          ----              ------             --------            ----
Lincoln VIP Equity-Income Fund
2005.........          N/A                N/A               N/A                 N/A
-------------          ----              ------             --------            ----
Lincoln VIP Global Asset Allocation Fund
2001.........             1**            10.000             11.376(3)              1**
2002.........             0              11.376              9.833                 1**
2003.........          N/A                9.833             11.627                 1
2004.........          N/A               11.627             12.967                 1
2005.........          N/A               12.967             13.602                 6
-------------          ----              ------             --------            ----
Lincoln VIP Growth Fund
2005.........          N/A                N/A               N/A                 N/A
-------------          ----              ------             --------            ----
Lincoln VIP Growth and Income Fund
2005.........          N/A                N/A               N/A                 N/A
-------------          ----              ------             --------            ----
Lincoln VIP Growth Opportunities
2005.........          N/A                N/A               N/A                 N/A
-------------          ----              ------             --------            ----
Lincoln VIP International Fund
2001.........             1**            10.000             11.023(1)              1**
2002.........             1              11.023              9.659                 2
2003.........             4               9.659             13.434                 2
2004.........             5              13.434             15.957                 2
2005.........             5              15.957             17.639                 4
-------------          ----              ------             --------            ----
Lincoln VIP Moderate Profile Fund
2005.........             8              10.006             10.460                 6
-------------          ----              ------             --------            ----



                                       with EGMDB                                             with GOP
                   ---------------------------------------------------      --------------------------------------------
                       Accumulation unit value                               Accumulation unit value
                   --------------------------------        Number of        -------------------------        Number of
                    Beginning            End of           accumulation       Beginning        End of        accumulation
                    of period            period              units           of period        period           units
                   -----------      ---------------      -------------      -----------      --------      -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Mid Cap Growth Portfolio
2001.........         10.000             11.386(1)              1**
2002.........         11.386              8.047                 6
2003.........          8.047             10.668                 7               N/A            N/A             N/A
2004.........         10.668             12.642                 7              10.692        12.683               2
2005.........         12.642             13.930                 7              12.683        13.990               7
-------------         ------             --------               -              ------        ------            ----
Janus Aspen Worldwide Growth Portfolio
2001.........         10.000             11.512(1)              1**
2002.........         11.512              8.412                14
2003.........          8.412             10.234                12               8.422        10.256               2
2004.........         10.234             10.522                11              10.256        10.556               2
2005.........         10.522             10.926                10               N/A            N/A             N/A
-------------         ------             --------              --              ------        ------            ----
Lincoln VIP Aggressive Growth Fund
2001.........         10.000             12.414(1)              1**
2002.........         12.414              8.515                 0
2003.........          N/A               N/A                 N/A                9.909        11.132               0
2004.........          N/A               N/A                 N/A               11.132        12.458               1**
2005.........         11.489             13.418                 1**            12.458        13.470               3
-------------         ------             --------            ----              ------        ------            ----
Lincoln VIP Aggressive Profile Fund
2005.........         10.000             10.881               108              10.155        10.888              34
-------------         ------             --------            ----              ------        ------            ----
Lincoln VIP Bond Fund
2001.........         10.606             11.387               635
2002.........         11.387             12.338              1,126
2003.........         12.338             13.020               793              10.980        11.599             297
2004.........         13.020             13.486               879              11.599        12.026             384
2005.........         13.486             13.616               818              12.026        12.154             368
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Capital Appreciation Fund
2001.........         10.000             11.623(1)              1**
2002.........         11.623              8.348                 2
2003.........          8.348             10.877                 4               N/A            N/A             N/A
2004.........         10.877             11.264                 4              10.901        11.300               2
2005.........         11.264             11.545                 8              11.300        11.594               9
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Conservative Profile Fund
2005.........          N/A               N/A                 N/A               10.012        10.257             325
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Core Fund
2005.........         10.085             10.245                 1**             N/A            N/A             N/A
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Equity-Income Fund
2005.........         10.029             10.472                 2              10.460        10.480               3
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Global Asset Allocation Fund
2001.........         10.000             11.380(3)              1**
2002.........         11.380              9.848                 1
2003.........          9.848             11.664                30               9.506        11.270               3
2004.........         11.664             13.027                35              11.270        12.599              13
2005.........         13.027             13.685                65              12.599        13.249              53
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Growth Fund
2005.........         10.182             10.818                 1               N/A            N/A             N/A
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Growth and Income Fund
2005.........         10.056             10.364                 2               N/A            N/A             N/A
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Growth Opportunities
2005.........         10.923             11.440                 1**             N/A            N/A             N/A
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP International Fund
2001.........         10.000             11.026(1)              1**
2002.........         11.026              9.675                16
2003.........          9.675             13.477                65               9.686        13.506              31
2004.........         13.477             16.032                71              13.506        16.083              44
2005.........         16.032             17.748                57              16.083        17.822              46
-------------         ------             --------            -----             ------        ------            ----
Lincoln VIP Moderate Profile Fund
2005.........         10.008             10.469                18              10.000        10.475               6
-------------         ------             --------            -----             ------        ------            ----

                                       A-4


                                  with EEB and Step-Up                                  with EEB
                   ---------------------------------------------------      --------------------------------
                       Accumulation unit value                                  Accumulation unit value
                   --------------------------------                         --------------------------------
                                                                       Number of
                    Beginning            End of           accumulation       Beginning            End of
                    of period            period              units           of period            period
                   -----------      ---------------      -------------      -----------      ---------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Moderately Aggressive Profile Fund
2005.........          N/A               N/A                 N/A               10.310             10.634
-------------          --                ----                ---               ------             ------
Lincoln VIP Money Market Fund
2001.........         10.000             10.017(1)              1**            10.000             10.019(1)
2002.........         10.017              9.967                39              10.019              9.976
2003.........          9.967              9.846                14               9.976              9.860
2004.........          9.846              9.746                 5               9.860              9.764
2005.........          9.746              9.829                 6               9.764              9.852
-------------         ------             --------            ----              ------             --------
Lincoln VIP Social Awareness Fund
2001.........         10.000             12.098(3)              1**            10.000             11.506(1)
2002.........         12.098              9.242                 0              11.506              8.794
2003.........          N/A               N/A                 N/A               10.093             11.385
2004.........          N/A               N/A                 N/A               11.385             12.596
2005.........          N/A               N/A                 N/A               12.596             13.852
-------------         ------             --------            ----              ------             --------
MFS VIT Capital Opportunities Series
2001.........         10.000             11.884(1)              1              10.000             11.886(1)
2002.........         11.884              8.181                 1**            11.886              8.186
2003.........          8.181             10.204                 0               N/A               N/A
2004.........         10.204             11.221                 1**             N/A               N/A
2005.........         11.221             11.173                 1**             N/A               N/A
-------------         ------             --------            ----              ------             --------
MFS VIT Emerging Growth Series
2001.........         10.000             12.125(1)              1**            10.000             11.039(2)
2002.........         12.125              7.869                 1              11.039              7.168
2003.........          7.869             10.032                 1               7.168              9.143
2004.........         10.032             11.095                 1               9.143             10.117
2005.........         11.095             11.857                 1**            10.117             10.818
-------------         ------             --------            ----              ------             --------
MFS VIT Total Return Series
2001.........         10.000             10.629(1)              1              10.000             10.630(1)
2002.........         10.629              9.871                29              10.630              9.877
2003.........          9.871             11.235                45               9.877             11.248
2004.........         11.235             12.240                51              11.248             12.259
2005.........         12.240             12.321                40              12.259             12.347
-------------         ------             --------            ----              ------             --------
MFS VIT Utilities Series
2001.........         10.000              9.842(1)              1**            10.000              9.355(2)
2002.........          9.842              7.445                 0               9.355              7.080
2003.........          N/A               N/A                 N/A                7.080              9.423
2004.........          N/A               N/A                 N/A                9.423             12.012
2005.........         13.047             14.432                 1**            12.012             13.745
-------------         ------             --------            ----              ------             --------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001.........         10.000             11.996(1)              1**            10.000             11.997(1)
2002.........         11.996              8.316                16              11.997              8.320
2003.........          8.316             10.450                14               8.320             10.461
2004.........         10.450             11.926                 2              10.461             11.944
2005.........         11.926             13.309                 2              11.944             13.336
-------------         ------             --------            ----              ------             --------
Neuberger Berman AMT Regency Portfolio
2001.........         10.000             11.144(1)              1**            10.000             11.146(1)
2002.........         11.144              9.780                 0              11.146              9.783
2003.........          9.419             13.045                 1               9.783             13.047
2004.........         13.045             15.662                 1**            13.047             15.672
2005.........         15.662             17.211                 5              15.672             17.231
-------------         ------             --------            ----              ------             --------
Putnam VT Growth & Income Fund
2001.........         10.000             10.856(1)              1**            10.000             10.858(1)
2002.........         10.856              8.628                 1              10.858              8.636
2003.........          8.628             10.783                 1               8.986             10.801
2004.........         10.783             11.756                 2              10.801             11.782
2005.........         11.756             12.138                 1**            11.782             12.170
-------------         ------             --------            ----              ------             --------



                     with EEB
                   -------------
                                          Accumulation unit value
                     Number of        --------------------------------        Number of
                    accumulation       Beginning            End of           accumulation
                       units           of period            period              units
                   -------------      -----------      ---------------      -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Moderately Aggressive Profile Fund
2005.........             2              10.000             10.637                 6
-------------             -              ------             ------                 -
Lincoln VIP Money Market Fund
2001.........             1**            10.206             10.427               227
2002.........            23              10.427             10.385               195
2003.........             3              10.385             10.269                47
2004.........             4              10.269             10.175                 9
2005.........             4              10.175             10.272                16
-------------            --              ------             ------               ---
Lincoln VIP Social Awareness Fund
2001.........             1**            10.000             12.101(3)              1**
2002.........             0              12.101              9.254                 0
2003.........             3               N/A               N/A                 N/A
2004.........             4               N/A               N/A                 N/A
2005.........             4               N/A               N/A                 N/A
-------------            --              ------             --------            ----
MFS VIT Capital Opportunities Series
2001.........             1**            10.000             11.888(1)              1**
2002.........             0              11.888              8.192                 1
2003.........          N/A                8.192             10.227                 2
2004.........          N/A               10.227             11.259                 1
2005.........          N/A               11.259             11.220                 1
-------------          ----              ------             --------            ----
MFS VIT Emerging Growth Series
2001.........             4               8.165              5.323                38
2002.........             1**             5.323              3.458                35
2003.........             4               3.458              4.413                 1
2004.........             4               4.413              4.886                 1
2005.........             4               4.886              5.227                 1
-------------          ----              ------             --------            ----
MFS VIT Total Return Series
2001.........             8              11.123             10.927                90
2002.........            18              10.927             10.158               212
2003.........            64              10.158             11.573                59
2004.........            74              11.573             12.620                72
2005.........            66              12.620             12.717                54
-------------          ----              ------             --------            ----
MFS VIT Utilities Series
2001.........            18               9.892              7.340                88
2002.........             3               7.340              5.558                61
2003.........             2               5.558              7.401                 8
2004.........             2               7.401              9.439                 8
2005.........             2               9.439             10.807                 8
-------------          ----              ------             --------            ----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001.........             1**            10.000             11.999(1)              1**
2002.........             1              11.999              8.326                 8
2003.........             5               8.326             10.473                 9
2004.........             5              10.473             11.964                 7
2005.........             5              11.964             13.365                 6
-------------          ----              ------             --------            ----
Neuberger Berman AMT Regency Portfolio
2001.........             1**            10.000             11.147(1)              1**
2002.........             1              11.147              9.792                 0
2003.........             2               9.387             13.075                 1
2004.........             3              13.075             15.713                 1**
2005.........             3              15.713             17.285                 1
-------------          ----              ------             --------            ----
Putnam VT Growth & Income Fund
2001.........             1**            10.000             10.859(1)              1**
2002.........             0              10.859              8.641                 4
2003.........             1               8.641             10.810                 4
2004.........             1              10.810             11.797                 4
2005.........             1              11.797             12.192                 2
-------------          ----              ------             --------            ----



                                       with EGMDB                                             with GOP
                   ---------------------------------------------------      --------------------------------------------
                       Accumulation unit value                               Accumulation unit value
                   --------------------------------        Number of        -------------------------        Number of
                    Beginning            End of           accumulation       Beginning        End of        accumulation
                    of period            period              units           of period        period           units
                   -----------      ---------------      -------------      -----------      --------      -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Moderately Aggressive Profile Fund
2005.........          N/A               N/A                 N/A               10.122         10.652             20
-------------          --                ----                ---               ------         ------             --
Lincoln VIP Money Market Fund
2001.........         10.212             10.448              2,634
2002.........         10.448             10.422              6,301
2003.........         10.422             10.321               575              10.012          9.925            221
2004.........         10.321             10.241               587               9.925          9.858            265
2005.........         10.241             10.355               451               9.858          9.977            262
-------------         ------             ------              -----             ------         ------            ---
Lincoln VIP Social Awareness Fund
2001.........         10.000             12.107(3)              1**
2002.........         12.107              9.273                 2
2003.........          9.273             12.027                35               8.827         11.460             19
2004.........         12.027             13.333                47              11.460         12.717             30
2005.........         13.333             14.692                37              12.717         14.028             47
-------------         ------             --------            -----             ------         ------            ---
MFS VIT Capital Opportunities Series
2001.........         10.000             11.893(1)              1**
2002.........         11.893              8.208                19
2003.........          8.208             10.263                18               8.218         10.285              2
2004.........         10.263             11.315                18              10.285         11.351              2
2005.........         11.315             11.293                15              11.351         11.340              1
-------------         ------             --------            -----             ------         ------            ---
MFS VIT Emerging Growth Series
2001.........          8.170              5.334               121
2002.........          5.334              3.471               140
2003.........          3.471              4.436                29               7.904         10.112              2
2004.........          4.436              4.918                29              10.112         11.223              2
2005.........          4.918              5.269                21              11.223         12.037              2
-------------         ------             --------            -----             ------         ------            ---
MFS VIT Total Return Series
2001.........         11.128             10.948               358
2002.........         10.948             10.193               550
2003.........         10.193             11.631               293               9.918         11.328             45
2004.........         11.631             12.702               445              11.328         12.384            143
2005.........         12.702             12.819               481              12.384         12.510            171
-------------         ------             --------            -----             ------         ------            ---
MFS VIT Utilities Series
2001.........          9.898              7.356               288
2002.........          7.356              5.579               202
2003.........          5.579              7.439                43               7.478          9.983             16
2004.........          7.439              9.502                55               9.983         12.763             20
2005.........          9.502             10.895                57              12.763         14.649             42
-------------         ------             --------            -----             ------         ------            ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001.........         10.000             12.004(1)              1**
2002.........         12.004              8.343                20
2003.........          8.343             10.510                56               8.353         10.534             25
2004.........         10.510             12.024                65              10.534         12.063             36
2005.........         12.024             13.453                69              12.063         13.510             20
-------------         ------             --------            -----             ------         ------            ---
Neuberger Berman AMT Regency Portfolio
2001.........         10.000             11.150(1)              1**
2002.........         11.150              9.809                18
2003.........          9.809             13.107                55               9.823         13.139             25
2004.........         13.107             15.776                58              13.139         15.830             29
2005.........         15.776             17.380                52              15.830         17.457             28
-------------         ------             --------            -----             ------         ------            ---
Putnam VT Growth & Income Fund
2001.........         10.000             10.862(1)              1**
2002.........         10.862              8.654                 8
2003.........          8.654             10.844                20               8.668         10.871              2
2004.........         10.844             11.851                20              10.871         11.894              6
2005.........         11.851             12.267                19              11.894         12.323              4
-------------         ------             --------            -----             ------         ------            ---

                                       A-5


                                  with EEB and Step-Up                                  with EEB
                   ---------------------------------------------------      --------------------------------
                       Accumulation unit value                                  Accumulation unit value
                   --------------------------------                         --------------------------------
                                                                       Number of
                    Beginning            End of           accumulation       Beginning            End of
                    of period            period              units           of period            period
                   -----------      ---------------      -------------      -----------      ---------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Health Sciences Fund
2001.........         10.000             10.560(1)            1**              10.000             10.564(1)
2002.........         10.560              8.255                2               10.564              8.261
2003.........          8.255              9.590                2                N/A               N/A
2004.........          9.590             10.079                4                N/A               N/A
2005.........         10.079             11.195                2                N/A               N/A
-------------         ------             --------        -------------         ------             --------
Scudder VIT Equity 500 Index Fund
2001.........         10.000             11.273(1)            1**              10.000             11.275(1)
2002.........         11.273              8.592                1               11.275              8.598
2003.........          8.592             10.804                1                8.598             10.818
2004.........         10.804             11.724                1               10.818             11.744
2005.........         11.724             12.041                1               11.744             12.068
-------------         ------             --------        -------------         ------             --------
Scudder VIT Small Cap Index Fund
2001.........         10.000             12.107(1)            1**              10.000             12.109(1)
2002.........         12.107              9.433               1**              12.109              9.438
2003.........          9.433             13.553                4                N/A               N/A
2004.........         13.553             15.659                4                N/A               N/A
2005.........         15.659             16.019                4                N/A               N/A
-------------         ------             --------        -------------         ------             --------



                     with EEB
                   -------------
                                          Accumulation unit value
                     Number of        --------------------------------        Number of
                    accumulation       Beginning            End of           accumulation
                       units           of period            period              units
                   -------------      -----------      ---------------      -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Health Sciences Fund
2001.........             1**            10.000             10.564(1)              1**
2002.........             0              10.564              8.264                 2
2003.........          N/A                8.264              9.610                 2
2004.........          N/A                9.610             10.111                 2
2005.........          N/A               10.111             11.241                 2
-------------          ----              ------             --------               -
Scudder VIT Equity 500 Index Fund
2001.........            11               8.982              7.747                34
2002.........             1               7.747              5.911                37
2003.........             1               5.911              7.440                 8
2004.........             1               7.440              8.081                 9
2005.........             2               8.081              8.308                 7
-------------          ----              ------             --------              --
Scudder VIT Small Cap Index Fund
2001.........             1**            10.000             12.110(1)              1**
2002.........             0              12.110              9.445                 3
2003.........          N/A                9.445             13.583                 2
2004.........          N/A               13.583             15.710                 3
2005.........          N/A               15.710             16.087                 3
-------------          ----              ------             --------              --



                                       with EGMDB                                             with GOP
                   ---------------------------------------------------      --------------------------------------------
                       Accumulation unit value                               Accumulation unit value
                   --------------------------------        Number of        -------------------------        Number of
                    Beginning            End of           accumulation       Beginning        End of        accumulation
                    of period            period              units           of period        period           units
                   -----------      ---------------      -------------      -----------      --------      -------------
                            (Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Health Sciences Fund
2001.........         10.000             10.567(1)              1**
2002.........         10.567              8.279                 5
2003.........          8.279              9.641                29               8.291          9.664              4
2004.........          9.641             10.159                33               9.664         10.193              4
2005.........         10.159             11.311                31              10.193         11.361              4
-------------         ------             --------              --              ------         ------              -
Scudder VIT Equity 500 Index Fund
2001.........          8.987              7.763               198
2002.........          7.763              5.932               257
2003.........          5.932              7.478               115               8.631         10.891              4
2004.........          7.478              8.135               132              10.891         11.859              4
2005.........          8.135              8.376               133              11.859         12.223              7
-------------         ------             --------             ---              ------         ------              -
Scudder VIT Small Cap Index Fund
2001.........         10.000             12.115(1)              2
2002.........         12.115              9.463                16
2003.........          9.463             13.631                28               9.475         13.661              3
2004.........         13.631             15.788                48              13.661         15.840             15
2005.........         15.788             16.192                46              15.840         16.261             11
-------------         ------             --------             ---              ------         ------             --

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (July 31, 2000) through December 31, 2000.

** All numbers less than 500 were rounded up to one.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/21/01 with an initial unit value of $10.

(4) Commenced business on 9/17/01 with an initial unit value of $10.

Lincoln ChoicePlus II Access
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus II Access prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2006. You may obtain a copy of the Lincoln ChoicePlus II Access prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                                  Page
Special Terms                                        B-2
Services                                             B-2
Principal Underwriter                                B-2
Purchase of Securities Being Offered                 B-2
Interest Adjustment Example                          B-2
Annuity Payouts                                      B-4
Examples of Regular Income Payment
Calculations                                         B-5


Item                                                  Page
Determination of Accumulation and Annuity Unit
Value                                                B-5
Advertising                                          B-5
Additional Services                                  B-6
Other Information                                    B-6
Financial Statements                                 B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2006.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
We serve as principal underwriter for the contracts, as described in the prospectus. We are not a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation, our affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. We paid $67,422,223, $97,680,796, and $115,249,891 to Lincoln
Sales Representatives and Selling Firms in 2003, 2004, and 2005, respectively, as sales compensation with respect to the contracts. We retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.


                                                                             B-2

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium ...................       $50,000
         Premium taxes ....................       None
         Withdrawals ......................       None
         Guaranteed Period ................       5 years
         Guaranteed Interest Rate .........       3.50%
         Annuity Date .....................       Age 70
         Index Rate A .....................       3.50%
         Index Rate B .....................       4.00% End of contract year 1
                                                  3.50% End of contract year 2
                                                  3.00% End of contract year 3
                                                  2.00% End of contract year 4
         Percentage adjustment to B .......       0.50%



  Formula                       (1 + Index A)n
                        ------------------------------
                                                            -1
                        (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                                      (3)
                     (1)            (2)               Adjusted
                     Annuity        Index Rate        Annuity
Contract Year        Value          Factor            Value
---------------      ---------      ------------      ----------
  1 ...........      $51,710         0.962268         $49,759
  2 ...........      $53,480         0.985646         $52,712
  3 ...........      $55,312         1.000000         $55,312
  4 ...........      $57,208         1.009756         $57,766
  5 ...........      $59,170            N/A           $59,170



                     (4)            (5)               (6)              (7)
                     Minimum        Greater of        Surrender        Surrender
Contract Year        Value          (3) & (4)         Charge           Value
---------------      ---------      ------------      -----------      ----------
  1 ...........      $50,710        $50,710           $4,250           $46,460
  2 ...........      $51,431        $52,712           $4,250           $48,462
  3 ...........      $52,162        $55,312           $4,000           $51,312
  4 ...........      $52,905        $57,766           $3,500           $54,266
  5 ...........      $53,658        $59,170           $3,000           $56,170

                           ANNUITY VALUE CALCULATION



                          BOY*                                                  Annual                  EOY**
                          Annuity                 Guaranteed                    Account                 Annuity
Contract Year             Value                   Interest Rate                 Fee                     Value
--------------------      ---------               ---------------               ---------               ----------
  1 ................      $50,000        x            1.035            -        $40            =        $51,710
  2 ................      $51,710        x            1.035            -        $40            =        $53,480
  3 ................      $53,480        x            1.035            -        $40            =        $55,312
  4 ................      $55,312        x            1.035            -        $40            =        $57,208
  5 ................      $57,208        x            1.035            -        $40            =        $59,170

                         SURRENDER CHARGE CALCULATION



                          Surrender
                          Charge                                           Surrender
Contract Year             Factor                   Deposit                 Charge
--------------------      ----------               ---------               ----------
  1 ................           8.5%       x        $50,000        =        $4,250
  2 ................           8.5%       x        $50,000        =        $4,250
  3 ................           8.0%       x        $50,000        =        $4,000
  4 ................           7.0%       x        $50,000        =        $3,500
  5 ................           6.0%       x        $50,000        =        $3,000

B-3

                            INDEX RATE FACTOR CALCULATION



Contract Year            Index A         Index B         Adj Index B         N           Result
------------------       ---------       ---------       -------------       -----       ---------
  1 ..............        3.50%           4.00%             4.50%             4          0.962268
  2 ..............        3.50%           3.50%             4.00%             3          0.985646
  3 ..............        3.50%           3.00%             3.50%             2          1.000000
  4 ..............        3.50%           2.00%             2.50%             1          1.009756
  5 ..............        3.50%            N/A               N/A             N/A            N/A

                           MINIMUM VALUE CALCULATION



                                                   Minimum                       Annual
                                                   Guaranteed                    Account                 Minimum
Contract Year                                      Interest Rate                 Fee                     Value
--------------------                               ---------------               ---------               ----------
  1 ................      $50,000         x            1.015            -        $40            =        $50,710
  2 ................      $50,710         x            1.015            -        $40            =        $51,431
  3 ................      $51,431         x            1.015            -        $40            =        $52,162
  4 ................      $52,162         x            1.015            -        $40            =        $52,905
  5 ................      $52,905         x            1.015            -        $40            =        $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying


                                                                             B-4

the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ...........................      Male, Age 65
         Secondary Life ......................      Female, Age 63
         Purchase Payment ....................      $200,000.00
         Regular Income Payment Frequency ....      Annual
         AIR .................................      4.0%
         Hypothetical Investment Return ......      4.0%

                                                    15-year Access Period         30-Year Access Period
         Regular Income Payment ..............      $ 10,813.44                   $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA.


B-5

We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable


                                                                             B-6

annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln ChoicePlus Assurance (C Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:

The Lincoln National Life Insurance Company
1300 South Clinton Street

Fort Wayne, IN 46802-7866
www.LFG.com
1-888-868-2583

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000 . Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund**
     (formerly AIM V.I. Growth Fund)
     AIM V.I. Core Equity Fund**
     (formerly AIM V.I. Premier Equity Fund)
     AIM V.I. International Growth Fund**
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein International Value Portfolio*
     AllianceBernstein Large Cap Growth Portfolio***
     AllianceBernstein Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*

                                                                               1


Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series

     Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series*****
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
(formerly Scudder Investments VIT Funds)
     DWS Equity 500 Index VIP
     (formerly Scudder VIT Equity 500 Index Fund)
     DWS Small Cap Index VIP
     (formerly Scudder VIT Small Cap Index Fund)

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio***
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund*
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund*
     FTVIPT Templeton Global Income Securities Fund
     FTVIPT Templeton Growth Securities Fund

Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio***
     Janus Aspen Mid Cap Growth Portfolio***
     Janus Aspen Worldwide Growth Portfolio**
Lincoln Variable Insurance Products Trust (Service Class):
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund

     Lincoln VIP Core Fund
     Lincoln VIP Equity-Income Fund****
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP Growth Fund
     Lincoln VIP Growth and Income Fund
     Lincoln VIP Growth Opportunities Fund
     Lincoln VIP International Fund
     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund
     Lincoln VIP Aggressive Profile Fund
     Lincoln VIP Conservative Profile Fund
     Lincoln VIP Moderate Profile Fund

     Lincoln VIP Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Capital Opportunities Series***
     MFS (Reg. TM) VIT Emerging Growth Series***
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund**
     Putnam VT Health Sciences Fund**

* These funds will be available for allocations of purchase payments or contract value on or around June 5, 2006. Check with your investment representative regarding availability.

** These funds are not offered in contracts issued on or after May 24, 2004.

*** These funds are not offered in contracts issued on or after June 6, 2005.

**** This fund is only available for contracts issued on or after June 6, 2005.

***** This fund is currently offered in contracts issued prior to June 6, 2005, and will be available for contracts issued on or after this date on or around June 5, 2006. Check with your investment representative regarding availability.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2006

2

Table of Contents


Item                                                               Page
Special Terms                                                       4
Expense Tables                                                      5
Summary of Common Questions                                        12
The Lincoln National Life Insurance Company                        14
Variable Annuity Account (VAA)                                     15
Investments of the Variable Annuity Account                        15
Charges and Other Deductions                                       20
The Contracts                                                      22
 Purchase Payments                                                 23
 Persistency Credits                                               23
 Transfers On or Before the Annuity Commencement Date              24
 Death Benefit                                                     26
 Investment Requirements                                           30
 Lincoln SmartSecuritySM Advantage                                 31
 Surrenders and Withdrawals                                        34
 Distribution of the Contracts                                     35
 i4LIFE (Reg. TM) Advantage                                        36
 4LATERSM Advantage                                                42
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage         46
 Annuity Payouts                                                   48
 Fixed Side of the Contract                                        49
Federal Tax Matters                                                51
Additional Information                                             55
 Voting Rights                                                     55
 Return Privilege                                                  56
 Other Information                                                 56
 Legal Proceedings                                                 56
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                        57
Appendix A - Condensed Financial Information                       A-1
Appendix B - Condensed Financial Information                       B-1

                                                                               3


Special Terms

In this prospectus, the following terms have the indicated meanings:

4LATERSM Advantage or 4LATER - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln SmartSecuritySM Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.

Persistency credit - The additional amount credited to the contract after the seventh contract anniversary.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

4

Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

We may apply the interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing and cross-reinvestment, withdrawals up to the annual withdrawal limit under the Lincoln SmartSecuritySM Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                  With Estate
                                                  Enhancement
                                                  Benefit Rider (EEB)
                                                  ---------------------
o        Mortality and expense risk charge               2.00%
o        Administrative charge                           0.15%
                                                          ----
o        Total annual charge for each
         subaccount                                      2.15%



         Enhanced Guaranteed        Guarantee of
         Minimum death              Principal death        Account
         benefit (EGMDB)            benefit                Value death benefit
         ---------------------      -----------------      --------------------
o               1.80%                    1.55%                    1.50%
o               0.15%                    0.15%                    0.15%
                 ----                     ----                     ----
o

                1.95%                    1.70%                    1.65%

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.

**For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.

In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

Optional Rider Charges:

Lincoln SmartSecuritySM Advantage:



                                                     Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                   Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                          Step-Up option                     Step-Up option
                                                  -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge*                                  0.95%                               1.50%
o        Current annual percentage charge*                   0.45%                               0.65%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

4LATERSM Advantage:




o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%

*The annual percentage charge for the 4LATERSM Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATERSM charge is deducted from the subaccounts on a quarterly basis.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2005. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                                               5



                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or

service (12b-1) fees, and other expenses):           0.54%          6.86%
Net Total Annual Fund Operating Expenses

(after contractual waivers/reimbursements*):         0.53%          1.72%

* 22 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2007.

6

The following table shows the expenses charged by each fund for the year ended December 31, 2005:

(as a percentage of each fund's average net assets):


                                                                              Management
                                                                             Fees (before
                                                                             any waivers/
                                                                            reimbursements)      +
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                        0.61        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                              0.60
AIM V.I. International Growth Fund (Series II)(1)                           0.73
AllianceBernstein Growth and Income Portfolio (Class B)                     0.55
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.75
AllianceBernstein International Value Portfolio (Class B)(4)                0.75
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.75
AllianceBernstein Global Technology Portfolio (Class B)                     0.75
American Century Investments VP II Inflation Protection (Class II)          0.49
American Funds Global Growth Fund (Class 2)(5)                              0.58
American Funds Global Small Capitalization Fund (Class 2)(5)                0.74
American Funds Growth Fund (Class 2)(5)                                     0.33
American Funds Growth-Income Fund (Class 2)(5)                              0.28
American Funds International Fund (Class 2)(5)                              0.52
Baron Capital Asset Fund (Insurance Series)                                 1.00
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.50
Delaware VIP Diversified Income Series (Service Class) (7)                  0.65
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.25
Delaware VIP High Yield Series (Service Class)(9)                           0.65
Delaware VIP Value Series (Service Class)(10)                               0.65
Delaware VIP REIT Series (Service Class)(11)                                0.73
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.73
Delaware VIP Trend Series (Service Class)(13)                               0.74
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.65
DWS Equity 500 Index VIP (Class B)(15)                                      0.19
DWS Small Cap Index VIP (Class B)                                           0.35
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.57
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.47
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.57
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(19)                  0.57
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.72
FTVIPT Franklin Income Sercurities Fund (Class 2)                           0.46
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.48
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.60
FTVIPT Templeton Global Income Sercurities Fund (Class 2)                   0.62
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.75
Janus Aspen Mid Cap Growth Portfolio (Service Class)                        0.64
Janus Aspen Balanced Portfolio (Service Class)                              0.55
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                  0.60
Lincoln VIP Aggressive Growth Fund (Service Class)                          0.74
Lincoln VIP Bond Fund (Service Class)                                       0.35
Lincoln VIP Core Fund (Service Class)(23)                                   0.69
Lincoln VIP Capital Appreciation Fund (Service Class)(24)                   0.74



                                                                              12b-1 Fees                  Other Expenses
                                                                              (before any                   (before any
                                                                               waivers/                      waivers/
                                                                            reimbursements)      +        reimbursements)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                        0.25        %                 0.29        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                              0.25                          0.27
AIM V.I. International Growth Fund (Series II)(1)                           0.25                          0.38
AllianceBernstein Growth and Income Portfolio (Class B)                     0.25                          0.05
AllianceBernstein Large Cap Growth Portfolio (Class B)                      0.25                          0.06
AllianceBernstein International Value Portfolio (Class B)(4)                0.25                          0.12
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                   0.25                          0.12
AllianceBernstein Global Technology Portfolio (Class B)                     0.25                          0.17
American Century Investments VP II Inflation Protection (Class II)          0.25                          0.01
American Funds Global Growth Fund (Class 2)(5)                              0.25                          0.04
American Funds Global Small Capitalization Fund (Class 2)(5)                0.25                          0.05
American Funds Growth Fund (Class 2)(5)                                     0.25                          0.02
American Funds Growth-Income Fund (Class 2)(5)                              0.25                          0.01
American Funds International Fund (Class 2)(5)                              0.25                          0.05
Baron Capital Asset Fund (Insurance Series)                                 0.25                          0.09
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.30                          0.21
Delaware VIP Diversified Income Series (Service Class) (7)                  0.30                          0.21
Delaware VIP Emerging Markets Series (Service Class)(8)                     0.30                          0.32
Delaware VIP High Yield Series (Service Class)(9)                           0.30                          0.13
Delaware VIP Value Series (Service Class)(10)                               0.30                          0.13
Delaware VIP REIT Series (Service Class)(11)                                0.30                          0.12
Delaware VIP Small Cap Value Series (Service Class)(12)                     0.30                          0.12
Delaware VIP Trend Series (Service Class)(13)                               0.30                          0.13
Delaware VIP U.S. Growth Series (Service Class)(14)                         0.30                          0.16
DWS Equity 500 Index VIP (Class B)(15)                                      0.25                          0.28
DWS Small Cap Index VIP (Class B)                                           0.25                          0.16
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)           0.25                          0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)        0.25                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)               0.25                          0.10
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(19)                  0.25                          0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)             0.25                          0.17
FTVIPT Franklin Income Sercurities Fund (Class 2)                           0.25                          0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.25                          0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                              0.25                          0.18
FTVIPT Templeton Global Income Sercurities Fund (Class 2)                   0.25                          0.12
FTVIPT Templeton Growth Securities Fund (Class 2)                           0.25                          0.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                        0.25                          0.03
Janus Aspen Balanced Portfolio (Service Class)                              0.25                          0.02
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                  0.25                          0.01
Lincoln VIP Aggressive Growth Fund (Service Class)                          0.25                          0.13
Lincoln VIP Bond Fund (Service Class)                                       0.25                          0.06
Lincoln VIP Core Fund (Service Class)(23)                                   0.25                          2.92
Lincoln VIP Capital Appreciation Fund (Service Class)(24)                   0.25                          0.09



                                                                                                               Total

                                                                                     Total Expenses         Contractual
                                                                                       (before any            waivers/
                                                                                        waivers/           reimbursements
                                                                            =        reimbursements)          (if any)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)                                 1.15        %
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)                                       1.12
AIM V.I. International Growth Fund (Series II)(1)                                    1.36
AllianceBernstein Growth and Income Portfolio (Class B)                              0.85
AllianceBernstein Large Cap Growth Portfolio (Class B)                               1.06
AllianceBernstein International Value Portfolio (Class B)(4)                         1.12                 -0.01        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)                            1.12
AllianceBernstein Global Technology Portfolio (Class B)                              1.17
American Century Investments VP II Inflation Protection (Class II)                   0.75
American Funds Global Growth Fund (Class 2)(5)                                       0.87
American Funds Global Small Capitalization Fund (Class 2)(5)                         1.04
American Funds Growth Fund (Class 2)(5)                                              0.60
American Funds Growth-Income Fund (Class 2)(5)                                       0.54
American Funds International Fund (Class 2)(5)                                       0.82
Baron Capital Asset Fund (Insurance Series)                                          1.34
Delaware VIP Capital Reserves Series (Service Class)(6)                              1.01                 -0.05
Delaware VIP Diversified Income Series (Service Class) (7)                           1.16                 -0.12
Delaware VIP Emerging Markets Series (Service Class)(8)                              1.87                 -0.15
Delaware VIP High Yield Series (Service Class)(9)                                    1.08                 -0.05
Delaware VIP Value Series (Service Class)(10)                                        1.08                 -0.05
Delaware VIP REIT Series (Service Class)(11)                                         1.15                 -0.05
Delaware VIP Small Cap Value Series (Service Class)(12)                              1.15                 -0.05
Delaware VIP Trend Series (Service Class)(13)                                        1.17                 -0.05
Delaware VIP U.S. Growth Series (Service Class)(14)                                  1.11                 -0.05
DWS Equity 500 Index VIP (Class B)(15)                                               0.72                 -0.19
DWS Small Cap Index VIP (Class B)                                                    0.76
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)                    0.91
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)                 0.81
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)                        0.92
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(19)                           0.94
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)                      1.14
FTVIPT Franklin Income Sercurities Fund (Class 2)                                    0.73
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)                   1.01                 -0.02
FTVIPT Mutual Shares Securities Fund (Class 2)                                       1.03
FTVIPT Templeton Global Income Sercurities Fund (Class 2)                            0.99
FTVIPT Templeton Growth Securities Fund (Class 2)                                    1.07
Janus Aspen Mid Cap Growth Portfolio (Service Class)                                 0.92
Janus Aspen Balanced Portfolio (Service Class)                                       0.82
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)                           0.86
Lincoln VIP Aggressive Growth Fund (Service Class)                                   1.12
Lincoln VIP Bond Fund (Service Class)                                                0.66
Lincoln VIP Core Fund (Service Class)(23)                                            3.86                 -2.77
Lincoln VIP Capital Appreciation Fund (Service Class)(24)                            1.08                 -0.13



                                                                            Total Expenses
                                                                                (after

                                                                             Contractual
                                                                               waivers/

                                                                            reimbursements
                                                                                  s)
AIM V.I. Capital Appreciation Fund (Series II)(1)(2)
AIM V.I. Core Equity Fund (Series II)(1)(2)(3)
AIM V.I. International Growth Fund (Series II)(1)
AllianceBernstein Growth and Income Portfolio (Class B)
AllianceBernstein Large Cap Growth Portfolio (Class B)
AllianceBernstein International Value Portfolio (Class B)(4)                1.11        %
AllianceBernstein Small/Mid Cap Value Portfolio (Class B)
AllianceBernstein Global Technology Portfolio (Class B)
American Century Investments VP II Inflation Protection (Class II)
American Funds Global Growth Fund (Class 2)(5)
American Funds Global Small Capitalization Fund (Class 2)(5)
American Funds Growth Fund (Class 2)(5)
American Funds Growth-Income Fund (Class 2)(5)
American Funds International Fund (Class 2)(5)
Baron Capital Asset Fund (Insurance Series)
Delaware VIP Capital Reserves Series (Service Class)(6)                     0.96
Delaware VIP Diversified Income Series (Service Class) (7)                  1.04
Delaware VIP Emerging Markets Series (Service Class)(8)                     1.72
Delaware VIP High Yield Series (Service Class)(9)                           1.03
Delaware VIP Value Series (Service Class)(10)                               1.03
Delaware VIP REIT Series (Service Class)(11)                                1.10
Delaware VIP Small Cap Value Series (Service Class)(12)                     1.10
Delaware VIP Trend Series (Service Class)(13)                               1.12
Delaware VIP U.S. Growth Series (Service Class)(14)                         1.06
DWS Equity 500 Index VIP (Class B)(15)                                      0.53
DWS Small Cap Index VIP (Class B)
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service Class 2)(17)
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(18)
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(19)
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(20)
FTVIPT Franklin Income Sercurities Fund (Class 2)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 2)(21)          0.99
FTVIPT Mutual Shares Securities Fund (Class 2)
FTVIPT Templeton Global Income Sercurities Fund (Class 2)
FTVIPT Templeton Growth Securities Fund (Class 2)
Janus Aspen Mid Cap Growth Portfolio (Service Class)
Janus Aspen Balanced Portfolio (Service Class)
Janus Aspen Worldwide Growth Portfolio (Service Class)(22)
Lincoln VIP Aggressive Growth Fund (Service Class)
Lincoln VIP Bond Fund (Service Class)
Lincoln VIP Core Fund (Service Class)(23)                                   1.09
Lincoln VIP Capital Appreciation Fund (Service Class)(24)                   0.95

                                                                               7



                                                                            Management                    12b-1 Fees
                                                                           Fees (before                   (before any
                                                                           any waivers/                    waivers/
                                                                          reimbursements)      +        reimbursements)
Lincoln VIP Equity-Income Fund (Service Class)(25)                        0.73        %                 0.25        %
Lincoln VIP Global Asset Allocation Fund (Service Class)                  0.74                          0.25
Lincoln VIP Growth Fund (Service Class)(26)                               0.74                          0.25
Lincoln VIP Growth and Income Fund (Service Class)                        0.33                          0.25
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 0.99                          0.25
Lincoln VIP International Fund (Service Class)                            0.76                          0.25
Lincoln VIP Money Market Fund (Service Class)                             0.44                          0.25
Lincoln VIP Social Awareness Fund (Service Class)                         0.35                          0.25
Lincoln VIP Conservative Profile Fund (Service Class)(28)                 0.25                          0.25
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     0.25                          0.25
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        0.25                          0.25
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   0.25                          0.25
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        0.75                          0.25
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(29)               0.75                          0.25
MFS (Reg. TM) VIT Total Return Series (Service Class)(29)                 0.75                          0.25
MFS (Reg. TM) VIT Utilities Series (Service Class)(29)                    0.75                          0.25
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)               0.83                          0.00
Neuberger Berman AMT Regency Portfolio (I Class)(30)                      0.85                          0.00
Putnam VT Growth & Income Fund (Class 1B)                                 0.49                          0.25
Putnam VT Health Sciences Fund (Class 1B)                                 0.70                          0.25



                                                                                   Other Expenses
                                                                                     (before any
                                                                                      waivers/
                                                                          +        reimbursements)      =
Lincoln VIP Equity-Income Fund (Service Class)(25)                                 0.07        %
Lincoln VIP Global Asset Allocation Fund (Service Class)                           0.19
Lincoln VIP Growth Fund (Service Class)(26)                                        2.48
Lincoln VIP Growth and Income Fund (Service Class)                                 0.05
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                          5.62
Lincoln VIP International Fund (Service Class)                                     0.16
Lincoln VIP Money Market Fund (Service Class)                                      0.10
Lincoln VIP Social Awareness Fund (Service Class)                                  0.07
Lincoln VIP Conservative Profile Fund (Service Class)(28)                          2.01
Lincoln VIP Moderate Profile Fund (Service Class)(28)                              1.17
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)                 1.36
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                            2.57
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)                 0.23
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(29)                        0.13
MFS (Reg. TM) VIT Total Return Series (Service Class)(29)                          0.09
MFS (Reg. TM) VIT Utilities Series (Service Class)(29)                             0.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)                        0.10
Neuberger Berman AMT Regency Portfolio (I Class)(30)                               0.16
Putnam VT Growth & Income Fund (Class 1B)                                          0.05
Putnam VT Health Sciences Fund (Class 1B)                                          0.11



                                                                                                    Total

                                                                          Total Expenses         Contractual
                                                                            (before any            waivers/
                                                                             waivers/           reimbursements
                                                                          reimbursements)          (if any)
Lincoln VIP Equity-Income Fund (Service Class)(25)                        1.05        %        -0.04        %
Lincoln VIP Global Asset Allocation Fund (Service Class)                  1.18
Lincoln VIP Growth Fund (Service Class)(26)                               3.47                 -2.36
Lincoln VIP Growth and Income Fund (Service Class)                        0.63
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 6.86                 -5.43
Lincoln VIP International Fund (Service Class)                            1.17
Lincoln VIP Money Market Fund (Service Class)                             0.79
Lincoln VIP Social Awareness Fund (Service Class)                         0.67
Lincoln VIP Conservative Profile Fund (Service Class)(28)                 2.51                 -1.23
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     1.67                 -0.30
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        1.86                 -0.49
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   3.07                 -1.61
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        1.23                 -0.08
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(29)               1.13
MFS (Reg. TM) VIT Total Return Series (Service Class)(29)                 1.09
MFS (Reg. TM) VIT Utilities Series (Service Class)(29)                    1.15
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)               0.93
Neuberger Berman AMT Regency Portfolio (I Class)(30)                      1.01
Putnam VT Growth & Income Fund (Class 1B)                                 0.79
Putnam VT Health Sciences Fund (Class 1B)                                 1.06



                                                                          Total Expenses
                                                                              (after

                                                                           Contractual
                                                                             waivers/

                                                                          reimbursements
                                                                                s)
Lincoln VIP Equity-Income Fund (Service Class)(25)                        1.01        %
Lincoln VIP Global Asset Allocation Fund (Service Class)
Lincoln VIP Growth Fund (Service Class)(26)                               1.11
Lincoln VIP Growth and Income Fund (Service Class)
Lincoln VIP Growth Opportunities Fund (Service Class)(27)                 1.43
Lincoln VIP International Fund (Service Class)
Lincoln VIP Money Market Fund (Service Class)
Lincoln VIP Social Awareness Fund (Service Class)
Lincoln VIP Conservative Profile Fund (Service Class)(28)                 1.28
Lincoln VIP Moderate Profile Fund (Service Class)(28)                     1.37
Lincoln VIP Moderately Aggressive Profile Fund (Service Class)(28)        1.37
Lincoln VIP Aggressive Profile Fund (Service Class)(28)                   1.46
MFS (Reg. TM) VIT Capital Opportunities Series (Service Class)(29)        1.15
MFS (Reg. TM)VIT Emerging Growth Series (Service Class)(29)
MFS (Reg. TM) VIT Total Return Series (Service Class)(29)
MFS (Reg. TM) VIT Utilities Series (Service Class)(29)
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(30)
Neuberger Berman AMT Regency Portfolio (I Class)(30)
Putnam VT Growth & Income Fund (Class 1B)
Putnam VT Health Sciences Fund (Class 1B)

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund and June 12, 2006 for AIM V.I. Large Cap Growth Fund, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(3) Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.16% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. The expense limitation agreement is in effect through April 30, 2007.

(4) Represents a one time waiver of certain legal and accounting expenses paid to the Advisor.

(5) The investment adviser began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. Total annual fund operating expenses do not reflect this waiver. The effect of the waiver on total operating expenses can be found in the Financial Highlights table in the Series prospectus and in the audited financial statements in the Series' annual report.

(6) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.70%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective

8

   May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.86% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, Extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.81%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"); the sub-advisor is Mondrian Investment Partners, Ltd. ("Mondrian"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.57% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, Mondrian has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.50%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.78%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. In addition, for the period May 1, 2002 through April 30, 2006, DMC voluntarily elected to waive its management fee for this Series to 0.60%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.86%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(12) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 1.03%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(13) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.92%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(14) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April


                                                                               9


    30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance expenses and 12b-1 fees) will not exceed 0.87%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2006 through April 30, 2007, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(15) Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.28% for Class A and 0.53% for Class B shares until April 30, 2009.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.55% for initial class; 0.65% for service class; and 0.80% for service class 2. These offsets may be discontinued at any time.

(18) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.63% for initial class; 0.73% for service class; and 0.88% for service class 2. These offsets may be discontinued at any time.

(19) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for initial class; 0.74% for service class; and 0.89% for service class 2. These offsets may be discontinued at any time.

(20) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.82% for initial class; 0.92% for service class; and 1.07% for service class 2. These offsets may be discontinued at any time.

(21) The Fund's manager had agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund for cash management. This arrangement will continue for as long as the Fund invests in the Money Market Fund.

(22) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This Change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information of the Fund.

(23) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% standard class and 1.09% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(24) Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% of the first $100,000,000 of average net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(25) Effective May 1, 2005 the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; and 0.10% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(26) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% standard class and 1.11% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(27) Lincoln Life has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 1.18% standard class and 1.43% service class of average daily net assets. The Agreement will continue at least through April 30, 2007, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.

(28) The "Other Expenses" column reflects the expenses of the particular Lincoln Profile Fund (Conservative 1.28%; Moderate 0.35%; Moderately Aggressive 0.54%; Aggressive 1.66%) and the estimated fees and expenses of the underlying funds invested in by the Profile Funds (Conservative 0.73%; Moderate 0.82%; Moderately Aggressive 0.82%; Aggressive 0.91%). The estimated underlying fund fees and expenses are based on the 2005 fees and expenses of the underlying funds that were owned by each Profile Fund on December 31, 2005. Each Profile Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred throughout the year. In addition, Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding underlying fund fees and expenses) exceed 0.55%. This Agreement will continue at least through April 30, 2007 and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Funds.

(29) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees). Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower. MFS has contractually agreed to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier

10

    terminated or revised with the consent of the Board of Trustees which oversees the series.

(30) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Limited Maturity Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation. Net expenses for the Socially Responsive Portfolio were subject to a contractual expense limitation of 1.50% for the year ended December 31, 2005.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

                                                                              11


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and 4LATERSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:




   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,036         $3,003         $4,882         $9,202

2) If you annuitize or do not surrender your contract at the end of the applicable time period:




   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,036         $3,003         $4,882         $9,202

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts
- i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATERSM Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary of Common Questions

What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATERSM Advantage after April 10, 2006 or the Lincoln SmartSecuritySM Advantage or i4LIFE (Reg. TM) Guaranteed Income Benefit after April 10, 2006, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We charge an account fee of $35 on any contract anniversary if the contract value is less than $100,000. This account fee may be less in some states and will be waived after the fifteenth contract year. See Charges and Other Deductions.

12

We apply a charge to the daily net asset value of the VAA and those charges are:


                                                  With Estate
                                                  Enhancement
                                                  Benefit Rider (EEB)
                                                  ---------------------
o        Mortality and expense risk charge               2.00%
o        Administrative charge                           0.15%
                                                          ----
o        Total annual charge for each
         subaccount                                      2.15%



         Enhanced Guaranteed        Guarantee of
         Minimum death              Principal death        Account
         benefit (EGMDB)            benefit                Value death benefit
         ---------------------      -----------------      --------------------
o               1.80%                    1.55%                    1.50%
o               0.15%                    0.15%                    0.15%
                 ----                     ----                     ----
o

                1.95%                    1.70%                    1.65%

For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows:
EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.

Additional Optional Riders:

Lincoln SmartSecuritySM Advantage:




                                                    Lincoln SmartSecuritySM            Lincoln SmartSecuritySM
                                                  Advantage - 5 Year Elective        Advantage - 1 Year Automatic
                                                         Step-up Option                     Step-up Option
                                                 -----------------------------      -----------------------------
o        Guaranteed maximum annual
         percentage charge                                  0.95%                               1.50%
o        Current annual percentage charge                   0.45%                               0.65%

4LATERSM Advantage:




o        Guaranteed maximum annual
         percentage charge                       1.50%
o        Current annual percentage charge        0.50%

See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a persistency credit? For contracts issued on or after June 6, 2005 (or later in some states that have not approved the contract changes), a persistency credit of 0.10% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

                                                                              13


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecuritySM Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. There are two options available to reset the Guaranteed Amount to the current contract value. See The Contracts - Lincoln SmartSecuritySM Advantage.

What is 4LATERSM Advantage? 4LATERSM Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATERSM Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. See The Contracts - 4LATERSM Advantage.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATERSM Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATERSM Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.

Investment Results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

Financial Statements

The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

14

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of LNC, the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information have not changed as a result of this merger.

Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Investments of the Variable Annuity Account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.

Administrative, Marketing and Support Service Fees

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.48%, and as of the date of this prospectus, we were receiving compensation from each fund family. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, Baron, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.

Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

                                                                              15


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


 FUND NAME                                                   FUND DESCRIPTION
AIM V.I. Capital Appreciation Fund                          Capital appreciation
 AIM V.I. Core Equity Fund                                   Long-term growth
AIM V.I. International Growth Fund                          Long-term growth
 AllianceBernstein Global Technology Portfolio               Maximum capital appreciation
AllianceBernstein Growth and Income Portfolio               Growth and income
 AllianceBernstein International Value Portfolio             Long-term growth
AllianceBernstein Large Cap Growth Portfolio                Maximum capital appreciation
 AllianceBernstein Small/Mid Cap Value Portfolio             Long-term growth
American Century Investments VP Inflation Protection        Long-term total return
Fund
 American Funds Global Growth Fund                           Long-term growth
American Funds Global Small Capitalization Fund             Long-term growth
 American Funds Growth Fund                                  Long-term growth
American Funds Growth-Income Fund                           Growth and income
 American Funds International Fund                           Long-term growth
Baron Capital Asset Fund                                    Maximum capital appreciation
 Delaware VIP Capital Reserves Series                        Current income
Delaware VIP Diversified Income Series                      Total return



 FUND NAME                                                   MANAGER
AIM V.I. Capital Appreciation Fund                          AIM Advisors, Inc.
 AIM V.I. Core Equity Fund                                   AIM Advisors, Inc.
AIM V.I. International Growth Fund                          AIM Advisors, Inc.
 AllianceBernstein Global Technology Portfolio               AllianceBernstein, L.P.
AllianceBernstein Growth and Income Portfolio               AllianceBernstein, L.P.
 AllianceBernstein International Value Portfolio             AllianceBernstein, L.P.
AllianceBernstein Large Cap Growth Portfolio                AllianceBernstein, L.P.
 AllianceBernstein Small/Mid Cap Value Portfolio             AllianceBernstein, L.P.
American Century Investments VP Inflation Protection        American Century
Fund
 American Funds Global Growth Fund                           Capital Research and Management Company
American Funds Global Small Capitalization Fund             Capital Research and Management Company
 American Funds Growth Fund                                  Capital Research and Management Company
American Funds Growth-Income Fund                           Capital Research and Management Company
 American Funds International Fund                           Capital Research and Management Company
Baron Capital Asset Fund                                    BAMCO, Inc.
 Delaware VIP Capital Reserves Series                        Delaware Management Company
Delaware VIP Diversified Income Series                      Delaware Management Company

16


 FUND NAME                                                     FUND DESCRIPTION
Delaware VIP Emerging Markets Series                          Capital appreciation
 Delaware VIP High Yield Series                                Capital appreciation
Delaware VIP REIT Series                                      Total return
 Delaware VIP Small Cap Value Series                           Capital appreciation
Delaware VIP Trend Series                                     Capital appreciation
 Delaware VIP U.S. Growth Series                               Capital appreciation
Delaware VIP Value Series                                     Long-term capital appreciation
 DWS Equity 500 Index VIP Fund                                 Capital appreciation
DWS Small Cap Index VIP Fund                                  Capital appreciation
 Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio         Long-term capital appreciation
Fidelity (Reg. TM) VIP Equity-Income Portfolio                Reasonable income
 Fidelity (Reg. TM) VIP Growth Portfolio                       Capital appreciation
Fidelity (Reg. TM) VIP Mid Cap Portfolio                      Long-term growth
 Fidelity (Reg. TM) VIP Overseas Portfolio                     Long-term growth
FTVIPT Franklin Income Securities Fund                        Current income
 FTVIPT Franklin Small-Mid Cap Growth Securities Fund          Long-term growth
FTVIPT Mutual Shares Securities Fund                          Capital appreciation
 FTVIPT Templeton Global Income Securities Fund                Total return
FTVIPT Templeton Growth Securities Fund                       Long-term growth
 Janus Aspen Balanced Portfolio                                Long-term growth and current
                                                              income

Janus Aspen Mid Cap Growth Portfolio                          Long-term growth



 FUND NAME                                                     MANAGER
Delaware VIP Emerging Markets Series                          Delaware Management Company
                                                              Sub-advised by Mondrian Investment
                                                              Partners Limited

 Delaware VIP High Yield Series                                Delaware Management Company
Delaware VIP REIT Series                                      Delaware Management Company
 Delaware VIP Small Cap Value Series                           Delaware Management Company
Delaware VIP Trend Series                                     Delaware Management Company
 Delaware VIP U.S. Growth Series                               Delaware Management Company
Delaware VIP Value Series                                     Delaware Management Company
 DWS Equity 500 Index VIP Fund                                 Deutsche Asset Management Inc.
                                                              Sub-advised by Northern Trust Investments,
                                                              Inc.
DWS Small Cap Index VIP Fund                                  Deutsche Asset Management Inc.
                                                              Sub-advised by Northern Trust Investments,
                                                              Inc.
 Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio         Fidelity Management and Research
                                                              Company

Fidelity (Reg. TM) VIP Equity-Income Portfolio                Fidelity Management and Research
                                                              Company

 Fidelity (Reg. TM) VIP Growth Portfolio                       Fidelity Management and Research
                                                              Company

Fidelity (Reg. TM) VIP Mid Cap Portfolio                      Fidelity Management and Research
                                                              Company

 Fidelity (Reg. TM) VIP Overseas Portfolio                     Fidelity Management and Research
                                                              Company

FTVIPT Franklin Income Securities Fund                        Franklin Advisers, Inc.
 FTVIPT Franklin Small-Mid Cap Growth Securities Fund          Franklin Advisers, Inc.
FTVIPT Mutual Shares Securities Fund                          Franklin Mutual Advisors, LLC
 FTVIPT Templeton Global Income Securities Fund                Templeton Global Advisors Limited
FTVIPT Templeton Growth Securities Fund                       Templeton Global Advisors Limited
 Janus Aspen Balanced Portfolio                                Janus Capital Management LLC
Janus Aspen Mid Cap Growth Portfolio                          Janus Capital Management LLC

                                                                              17



 FUND NAME                                              FUND DESCRIPTION
Janus Aspen Worldwide Growth Portfolio                 Long-term growth
 Lincoln VIP Aggressive Growth Fund                     Maximum capital appreciation
Lincoln VIP Bond Fund                                  Current income
 Lincoln VIP Capital Appreciation Fund                  Long-term growth
Lincoln VIP Core Fund                                  Capital appreciation
 Lincoln VIP Equity-Income Fund                         Income
Lincoln VIP Global Asset Allocation Fund               Total return
 Lincoln VIP Growth Fund                                Long-term growth
Lincoln VIP Growth & Income Fund                       Capital appreciation
 Lincoln VIP Growth Opportunities Fund                  Long-term growth
Lincoln VIP International Fund                         Capital appreciation
 Lincoln VIP Money Market Fund                          Preservation of capital
Lincoln VIP Social Awareness Fund                      Capital appreciation
 Lincoln VIP Conservative Profile Fund                  Current income
Lincoln VIP Moderate Profile Fund                      Total return
 Lincoln VIP Moderately Aggressive Profile Fund         Growth and income
Lincoln VIP Aggressive Profile Fund                    Capital appreciation



 FUND NAME                                              MANAGER
Janus Aspen Worldwide Growth Portfolio                 Janus Capital Management LLC
 Lincoln VIP Aggressive Growth Fund                     Delaware Management Company
                                                       Sub-advised by T. Rowe Price Associates,
                                                       Inc.
Lincoln VIP Bond Fund                                  Delaware Management Company
 Lincoln VIP Capital Appreciation Fund                  Delaware Management Company
                                                       Sub-advised by Janus Capital Management
                                                       LLC

Lincoln VIP Core Fund                                  Delaware Management Company
                                                       Sub-advised by Salomon Brothers Asset
                                                       Management Inc., a wholly-owned
                                                       subsidiary of Legg Mason, Inc.
 Lincoln VIP Equity-Income Fund                         Delaware Management Company
                                                       Sub-advised by Fidelity Management &
                                                       Research Company (FMR)
Lincoln VIP Global Asset Allocation Fund               Delaware Management Company
                                                       Sub-advised by UBS Global Asset
                                                       Management
 Lincoln VIP Growth Fund                                Delaware Management Company
                                                       Sub-advised by Fund Asset Management,
                                                       L.P., doing business as Mercury Advisors
Lincoln VIP Growth & Income Fund                       Delaware Management Company
 Lincoln VIP Growth Opportunities Fund                  Delaware Management Company
                                                       Sub-advised by Fund Asset Management,
                                                       L.P., doing business as Mercury Advisors
Lincoln VIP International Fund                         Delaware Management Company
                                                       Sub-advised by Mondrian Investment
                                                       Partners Limited
 Lincoln VIP Money Market Fund                          Delaware Management Company
Lincoln VIP Social Awareness Fund                      Delaware Management Company
 Lincoln VIP Conservative Profile Fund                  Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
Lincoln VIP Moderate Profile Fund                      Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
 Lincoln VIP Moderately Aggressive Profile Fund         Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.
Lincoln VIP Aggressive Profile Fund                    Delaware Management Company
                                                       Sub-advised by Wilshire Associates Inc.

18


 FUND NAME                                             FUND DESCRIPTION
MFS (Reg. TM) VIT Capital Opportunities Series        Capital appreciation
 MFS (Reg. TM) VIT Emerging Growth Series              Long-term growth
MFS (Reg. TM) VIT Total Return Series                 Income and growth
 MFS (Reg. TM) VIT Utilities Series                    Growth and income
Neuberger Berman AMT Mid-Cap Growth Portfolio         Capital appreciation
 Neuberger Berman AMT Regency Portfolio                Long-term growth
Putnam VT Growth & Income Fund                        Capital growth and current
                                                      income

 Putnam VT Health Sciences Fund                        Capital appreciation



 FUND NAME                                             MANAGER
MFS (Reg. TM) VIT Capital Opportunities Series        Massachusetts Financial Services Company
 MFS (Reg. TM) VIT Emerging Growth Series              Massachusetts Financial Services Company
MFS (Reg. TM) VIT Total Return Series                 Massachusetts Financial Services Company
 MFS (Reg. TM) VIT Utilities Series                    Massachusetts Financial Services Company
Neuberger Berman AMT Mid-Cap Growth Portfolio         Neuberger Berman Management, Inc.
 Neuberger Berman AMT Regency Portfolio                Neuberger Berman Management, Inc.
Putnam VT Growth & Income Fund                        Putnam Investment Management, LLC
 Putnam VT Health Sciences Fund                        Putnam Investment Management, LLC

Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.

Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

                                                                              19


 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:

 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and

 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                                  With Estate
                                                  Enhancement
                                                  Benefit Rider (EEB)
                                                  ---------------------
o        Mortality and expense risk charge               2.00%
o        Administrative charge                           0.15%
                                                          ----
o        Total annual charge for each
         subaccount                                      2.15%



         Enhanced Guaranteed        Guarantee of
         Minimum death              Principal death        Account
         benefit (EGMDB)            benefit                Value death benefit
         ---------------------      -----------------      --------------------
o               1.80%                    1.55%                    1.50%
o               0.15%                    0.15%                    0.15%
                 ----                     ----                     ----
o

                1.95%                    1.70%                    1.65%

For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows:
EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.

Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee

20

may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.

Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecuritySM Advantage Charge. During the accumulation period, there is a charge for the Lincoln SmartSecuritySM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) if the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option is selected or 0.65% (0.1625% quarterly) for the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount and the fixed side of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the percentage charge will be the current charge in effect at that time up to the maximum 0.95% or 1.50% depending on the option selected.

Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge for the option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, after the fifth Benefit Year anniversary following the last automatic step-up opportunity, the rider charge may be waived.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATERSM Advantage Charge

Prior to the periodic income commencement date (the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted is a value that will be used to calculate the 4LATER Guaranteed Income Benefit. An amount equal to the quarterly 4LATER Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER in the future, the percentage charge will be the charge in effect at the time you elect 4LATER.

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER Rider charge will be deducted upon termination of the 4LATER Rider for any reason other than death.

                                                                              21


On the periodic income commencement date, a pro-rata deduction of the 4LATER Rider charge will be made to cover the cost of 4LATER since the previous deduction. On and after the periodic income commencement date, the 4LATER Rider charge will be added to the i4LIFE charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER charge because after the periodic income commencement date, when the 4LATER Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER Guaranteed Income Benefit is terminated, the 4LATER Rider annual charge will also terminate.

4LATERSM Advantage charge:




o        Guaranteed maximum annual
         percentage charge*                       1.50%
o        Current annual percentage charge*        0.50%

*The annual percentage for the 4LATERSM Advantage charge is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER charge is deducted from the subaccounts on a quarterly basis.

Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.

Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER Guaranteed Income Benefits) and Annuity Payouts.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or

22

reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.

Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 91. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit purchase payments made to the contract.

Persistency Credits

For contracts purchased on or after June 6, 2005 (or later in those states that have not approved the contract changes), contractowners will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by 0.10%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

                                                                              23


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

24

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:

 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and

 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders. In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification

                                                                              25


of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. Dollar cost averaging is not available on contracts owned by non-individuals (i.e. corporations, trusts). We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable interest adjustments. See Fixed side of the contract - Interest adjustment.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.

26


 UPON DEATH OF:         AND...
contractowner          There is a surviving joint owner
 contractowner          There is no surviving joint owner
contractowner          There is no surviving joint owner
                       and the beneficiary predeceases the

                       contractowner

 annuitant              The contractowner is living
annuitant              The contractowner is living
 annuitant**            The contractowner is a trust or other
                       non-natural person



 UPON DEATH OF:         AND...                                      DEATH BENEFIT PROCEEDS PASS TO:
contractowner          The annuitant is living or deceased         joint owner
 contractowner          The annuitant is living or deceased         designated beneficiary
contractowner          The annuitant is living or deceased         contractowner's estate
 annuitant              There is no contingent annuitant            The youngest contractowner
                                                                   becomes the contingent annuitant
                                                                   and the contract continues. The
                                                                   contractowner may waive* this
                                                                   continuation and receive the death
                                                                   benefit proceeds.
annuitant              The contingent annuitant is living          contingent annuitant becomes the
                                                                   annuitant and the contract continues
 annuitant**            No contingent annuitant allowed             designated beneficiary
                       with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 (or later in those states that have not approved the changes) may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:

 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

                                                                              27


All references to withdrawals include deductions for applicable charges and premium taxes, if any.
For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and other deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:

 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or

 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or

 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:

  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

28

The covered earnings limit equals 200% of:

 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB death benefit will be reduced to the EGMDB for a total annual charge of 1.95% or 1.65% if your contract was purchased before June 6, 2005 (or later in those states that have not approved the changes).

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

                                                                              29


If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

Investment Requirements

Contractowners who have elected 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the investment requirements will not apply to your contract.

These Investment Requirements will be included in contracts issued after April 10, 2006 if 4LATERSM, the Lincoln SmartSecuritySM Advantage, or i4LIFE (Reg.
TM) Guaranteed Income Benefit (if this language has been approved by your state) is purchased. These Investment Requirements do not apply to contractowners who purchased their Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit riders prior to April 10, 2006.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o AIM VI International Growth Fund
o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Baron Capital Asset Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity VIP Overseas Portfolio
o FVIPT Franklin Small-Mid Cap Growth Securities Fund
o Janus Aspen Mid Cap Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o Lincoln VIP Aggressive Growth Fund
o Lincoln VIP International Fund
o Lincoln VIP Growth Opportunities Fund
o MFS (Reg. TM) VIT Emerging Growth Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

30

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecuritySM Advantage

The Lincoln SmartSecuritySM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. This benefit provides a Guaranteed Amount equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecuritySM Advantage -  5 Year Elective Step-up (default) or

     Lincoln SmartSecuritySM Advantage -  1 Year Automatic Step-up

when you purchase the benefit, and the version of the Rider you receive is based on the option you choose. Under the Lincoln SmartSecuritySM Advantage -
5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecuritySM Advantage
- 1 Year Automatic Step-up option, the Guaranteed amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary until the 10th anniversary. After that time, the contractowner will have the opportunity to step-up the Guaranteed Amount and begin a new 10-year period of automatic step-ups. These options are discussed below in detail. All contractowners and the annuitant of the contracts with the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option must be under age 81.

There is no guarantee that the Lincoln SmartSecuritySM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. You may be limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date (or after the purchase of i4LIFE (Reg. TM) Advantage).

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic step-ups), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration all Lincoln Life contracts owned by you (or on which you are the annuitant if the contract is owned by a trust or other non-natural owner).

Additional purchase payments automatically increase the Guaranteed Amount (not to exceed the maximum); however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and decreases as withdrawals are made.

                                                                              31


Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecuritySM Advantage
- 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up. Under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including charges and other deductions), the Rider charge and Account Fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may elect (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

This step-up will initiate automatic step-ups as described above for another ten years.

Under both options, a contractowner elected step-up may cause a change in the percentage charge for this benefit. See Charges and Other Deductions. Purchase payments or withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal limit each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal limit is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage -  5

Year Elective Step-up option and

 o 5% of the Guaranteed Amount under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option.

The Maximum Annual Withdrawal limit is increased by 7% or 5% (depending on your option) of any additional purchase payments. Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal limit to the greater of:

a. the Maximum Annual Withdrawal limit immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal limit, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal limit will remain the same.

Withdrawals within the Maximum Annual Withdrawal limit are not subject to the interest adjustment, if applicable. If the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal limit (even if they exceed the 5% Maximum Annual Withdrawal limit) only if the withdrawals are taken in the form of systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value only, as determined by Lincoln. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal limit:

1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal limit will be the least of:
  o the Maximum Annual Withdrawal limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal limit); or

   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or

32

  o the new Guaranteed Amount.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal limit may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal limit.

Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal limit. Withdrawals over the Maximum Annual Withdrawal limit may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal limit, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Amount Annuity Payment Option. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal limit. Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

The tax consequences of withdrawals and annuity payouts are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider, including the remaining automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option, will apply to the new contractowner. Under the Lincoln SmartSecuritySM Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecuritySM Advantage if desired. Automatic step-ups under the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecuritySM Advantage equal to his or her share of the death benefit.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);

 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner);or
 o upon the last payment of the Guaranteed Amount.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect either option.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecuritySM Advantage in force are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.


                                                                              33


Availability. The availability of this Rider will depend upon your state's approval of this Rider. In addition, the Lincoln SmartSecuritySM Advantage - 1 Year Automatic Step-up option may not be available for contracts sold through certain broker/dealers. Check with your investment representative regarding availability.

Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 91 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.

Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts

   ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and

34

 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency,

   and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/ or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts

We serve as principal underwriter for the contracts. We are registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and are a member of NASD, Inc. We offer the contracts through and pay commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation ("LFA"), an affiliate. We also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.

Compensation Paid to LFA. The maximum commission we pay to LFA is 2.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and/or their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

                                                                              35


Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission paid we pay to Selling Firms, other than LFA, is 2.50% of purchase payments , plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

We may pay certain Selling Firms or their affiliates additional amounts for:
(1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2005 is contained in the Statement of Additional Information (SAI).

Depending on the particular selling arrangements, there may be others whom we compensate for the distribution activities. For example, we may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.

i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP and SARSEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

36

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. A joint payout with a secondary life is not currently available with IRAs if either the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners who elect i4LIFE (Reg. TM) Advantage must choose a death benefit of equal or lesser value than the death benefit option in effect during the accumulation phase. You cannot choose a greater death benefit option with i4LIFE (Reg. TM) Advantage. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage death benefits.

i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:
2.05% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.10% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg.
TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. Refer to the Charges and Other Deductions section of your prospectus for more information about the purpose of these charges.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at

                                                                              37


the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

If the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. As an alternative, a death benefit may be paid.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:

 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general

38

account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available for both qualified and non-qualified annuity contracts during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for non-qualified contracts, and qualified contracts after April 10, 2006, during the Access Period and will be equal to the greater of:

 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:

  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and

  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit        $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                         $ 25,000
         o Additional Withdrawal                                                  $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                     $150,000

Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is available only for non-qualified annuities during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:

  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and

  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

                                                                              39


 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, no death benefit is paid.

If you are the owner of an IRA annuity contract, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:

 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;

40

 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or

 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:

 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

General i4LIFE Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:


         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal        $  1,200
         o Guaranteed Income Benefit before Withdrawal                      $    750
         o Account Value at time of Additional Withdrawal                   $150,000
         o Additional Withdrawal                                            $15,000 (a 10% withdrawal)


Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

                                                                              41


Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.

4LATERSM Advantage

4LATERSM Advantage provides protection against market loss for your i4LIFE (Reg. TM) Advantage regular income payments. 4LATERSM Advantage includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments. The minimum payout floor called the 4LATERSM Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg.
TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

4LATERSM Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATERSM Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage regular income payments begin.

Income Base. The Income Base is a value established when you purchase 4LATERSM Advantage and will only be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATERSM Advantage at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATERSM Advantage after we issue the contract, the Income Base will initially equal the contract value on the 4LATERSM Advantage Rider effective date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have us automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATERSM Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATERSM Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATERSM Advantage Rider effective date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATERSM Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATERSM Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATERSM Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATERSM Advantage Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.

42

Example:



         Initial Purchase Payment                                   $100,000
         Purchase Payment 60 days later                             $ 10,000
                                                                    --------
         Income Base                                                $110,000
         Future Income Base (during the 1st Waiting Period)         $126,500        ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                     $126,500
         New Future Income Base (during 2nd Waiting Period)         $145,475        ($126,500 x 115%)

Any purchase payments made after the 4LATERSM Advantage Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:



         Income Base                                                   $100,000
         Purchase Payment in Year 2                                    $ 10,000
         New Income Base                                               $110,000
                                                                       --------
         Future Income Base (during 1st Waiting Period-Year 2)         $125,500
         Income Base (after 1st Waiting Period)                        $125,500
         New Future Income Base (during 2nd Waiting Period)            $144,325



         Income Base
         Purchase Payment in Year 2
         New Income Base

         Future Income Base (during 1st Waiting Period-Year 2)        ($100,000 x 115%) + ($10,000 x 100%) +
                                                                      (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)
         New Future Income Base (during 2nd Waiting Period)           (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATERSM Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATERSM Advantage Rider effective date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:



      Income Base                               $100,000        Maximum Income Base                     $200,000
      Purchase Payment in Year 2                $ 10,000        Increase to Maximum Income Base         $ 20,000
      New Income Base                           $110,000        New Maximum Income Base                 $220,000
      Future Income Base after Purchase         $125,500        Maximum Income Base                     $220,000
       Payment

      Income Base (after 1st Waiting            $125,500
       Period)
      Future Income Base (during 2nd            $144,325        Maximum Income Base                     $220,000
       Waiting Period)
      Contract Value in Year 4                  $112,000
      Withdrawal of 10%                         $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                            $100,800
      Income Base                               $112,950
      Future Income Base                        $129,892        Maximum Income Base                     $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATERSM Advantage Rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider

                                                                              43


resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATERSM Advantage Rider effective date and starting with each anniversary of the 4LATERSM Advantage Rider effective date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

4LATERSM Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under the 4LATERSM Advantage or the contract value will be used to calculate the 4LATERSM Advantage Guaranteed Income Benefit. The 4LATERSM Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATERSM Advantage Rider. If the contract value is used to establish the 4LATERSM Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATERSM Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATERSM Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATERSM Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage regular income payment. If your regular income payment is less than the 4LATERSM Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATERSM Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER Guaranteed Income Benefit          $ 5,692         i4LIFE (Reg. TM) regular income payment          $ 5,280


         i4LIFE (Reg. TM) Account Value before payment                  $80,000
         Regular Income Payment                                         -                $5,280
         Additional payment for 4LATER Guaranteed Income Benefit        -                $  412
------------------------------------------------------------------                       ------
         i4LIFE (Reg. TM) Account Value after payment                   $74,308

If your Account Value reaches zero as a result of withdrawals to provide the 4LATERSM Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATERSM Advantage Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATERSM Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage

44

Death Benefits. After the Access Period ends, we will continue to pay the 4LATERSM Advantage Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATERSM Advantage Guaranteed Income Benefit, the 4LATERSM Advantage Guaranteed Income Benefit will never come into effect.

The 4LATERSM Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATERSM Advantage Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to us. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATERSM Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATERSM Advantage, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATERSM Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATERSM Advantage Guaranteed Income Benefit is the longer of 20 years or the difference between your current age (nearest birthday) and age 90. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATERSM Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATERSM Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATERSM Advantage Rider will terminate.

When you make your 4LATERSM Advantage Guaranteed Income Benefit and i4LIFE (Reg. TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATERSM Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATERSM Advantage Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5355 \d

 $6375 = 84%
     Reduction in 4LATERSM Advantage Guaranteed Income Benefit = $5692 x 84% = $4781

General Provisions of 4LATERSM Advantage

Eligibility. To purchase 4LATERSM Advantage, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATERSM Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATERSM Advantage, you will not receive the benefit of the Future Income Base.

4LATERSM Advantage Rider Effective Date. If 4LATERSM Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATERSM Advantage is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.

Termination. After the later of the third anniversary of the 4LATERSM Advantage Rider Effective Date or the most recent Reset, the 4LATERSM Advantage Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATERSM Advantage will automatically terminate upon any of the following events:

 o termination of the contract to which this 4LATERSM Advantage Rider is attached;

                                                                              45


 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or

 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATERSM Advantage Rider will terminate due to any of the following events:

 o the death of the annuitant (or for non-qualified contracts, the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATERSM Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATERSM Advantage prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATERSM Advantage or purchase the Lincoln SmartSecuritySM Advantage. If you terminate the 4LATERSM Advantage Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATERSM Advantage will depend upon your state's approval of the 4LATERSM Advantage Rider. You cannot elect 4LATERSM Advantage after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecuritySM Advantage. 4LATERSM Advantage will be available to current contractowners on or after June 7, 2006.

After June 7, 2006, current contractowners who wish to drop the Lincoln SmartSecuritySM Advantage and move to 4LATERSM Advantage may do so until December 31, 2006 (or 90 days after approval in your state if later). Factors to consider when deciding which rider is appropriate are: 1) whether you are interested in current income versus i4LIFE (Reg. TM) Advantage guaranteed regular income payments at a later date; 2) whether you are interested in the 15% automatic enhancement to the Income Base after each Waiting Period; 3) whether you want more flexibility in structuring your income provided by i4LIFE (Reg. TM) Advantage; 4) if your current contract will be subject to Investment Requirements; or 5) the current charge under each rider. You may want to discuss this with your registered representative before making a decision.

Contractowners who drop Lincoln SmartSecuritySM Advantage and elect 4LATERSM Advantage will not carry their Lincoln SmartSecuritySM Advantage Guaranteed Amount over into the new 4LATERSM Advantage. The 4LATERSM Advantage Income Base will be established based on the contractowner's contract value on the effective date of 4LATERSM Advantage. After December 31, 2006, contractowners who drop Lincoln SmartSecuritySM Advantage will have to wait one year before they can elect 4LATERSM Advantage. See The Contracts - Lincoln SmartSecuritySM Advantage.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

For those who did not elect 4LATERSM Advantage, there is a Guaranteed Income Benefit available for purchase which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 2.55% of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit. For non-qualified contracts, the annual charge is 2.85% if the i4LIFE (Reg. TM) Advantage EGMDB is elected. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Guaranteed Income Benefit is different from the 4LATERSM Guaranteed Income Benefit previously discussed because if you elect 4LATERSM Advantage currently, you will be guaranteed the availability of a minimum payout floor in the future. There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. In addition, the 4LATERSM Guaranteed Income Benefit has a guaranteed value, the Income Base, which can be used as an alternative to the contract value, if higher, to establish the Guaranteed Income Benefit floor. This Income Base is not available with the i4LIFE (Reg. TM) Guaranteed Income Benefit.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecuritySM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the

46

time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times [the remaining Guaranteed Amount divided by the contract value].

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living.

If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on or after April 10, 2006 (or later depending on state availability), an automatic step-up feature will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.)

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

 o The minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. (The minimum Access Period is 15 years if the Guaranteed Income Benefit was elected prior to April 10, 2006.)

     o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATERSM Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until December 31, 2006 (or 90 days after approval in your state if later). Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain investment requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected on a nonqualified contract); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage

                                                                              47


regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday. However, you must elect to receive annuity payouts by your 99th birthday.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:

 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus

 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as

48

Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.

Variable Annuity Payouts

Variable annuity payouts will be determined using:

 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

                                                                              49


We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest adjustment below and Charges and Other Deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Annual Withdrawal Limit in Lincoln SmartSecuritySM Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:

    (1+A)n         -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

50

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.

Federal Tax Matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned by an Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;

 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

                                                                              51


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of Withdrawals and Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecuritySM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation of Annuity Payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.

Taxation of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:

 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

52

Death after the annuity commencement date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable on Withdrawals, Surrenders, or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules if You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)

                                                                              53


 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

54

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

                                                                              55


Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.

State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

Legal Proceedings

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.

56

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N



Item

Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:

                Statement of Additional Information Request Card

                     Lincoln ChoicePlus Assurance (C Share)

                    Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N (Lincoln ChoicePlus Assurance (C Share)).

                                 (Please Print)

Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

                                                                              57


                      (This page intentionally left blank)

58

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relating to accumulation unit values and accumulation units for funds available on the periods ended December 31 comes from the VAA's financials. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                                     with EEB                               with EGMDB
                   --------------------------------------------      -------------------------
                    Accumulation unit value                           Accumulation unit value
                   -------------------------                         -------------------------
                                                    Number of

                    Beginning        End of        accumulation       Beginning        End of
                    of period        period           units           of period        period
                   -----------      --------      -------------      -----------      --------
                      (Accumulation unit value in dollars. Number of accumulation units in thousands
                                               beginning in 2004.)
AIM V.I. Growth Fund

2003.........          N/A            N/A              N/A               N/A             N/A
2004.........          N/A            N/A              N/A               N/A             N/A
2005.........          N/A            N/A              N/A               N/A             N/A
-------------          --           ------             ---               --              ---
AIM V.I. International Growth Fund

2003.........          N/A            N/A              N/A               N/A             N/A
2004.........          N/A            N/A              N/A               N/A             N/A
2005.........          N/A            N/A              N/A               N/A             N/A
-------------          --           ------             ---               --              ---
AIM V.I. Premier Equity Fund

2003.........          N/A            N/A              N/A               N/A             N/A
2004.........          N/A            N/A              N/A               N/A             N/A
2005.........          N/A            N/A              N/A               N/A             N/A
-------------          --           ------             ---               --              ---
AllianceBernstein VP Global Technology Portfolio

2003.........          N/A            N/A              N/A               2.788          3.944
2004.........          N/A            N/A              N/A               3.944          4.076
2005.........          N/A            N/A              N/A               4.076          4.156
-------------          --           ------             ---               -----          -----
AllianceBernstein VP Growth and Income Portfolio

2003.........          N/A            N/A              N/A               7.889         10.257
2004.........         11.204        12.233               1              10.257         11.221
2005.........         12.233        12.561               2              11.221         11.545
-------------         ------        ------             ---              ------         ------
AllianceBernstein VP Large Cap Growth Portfolio

2003.........          N/A            N/A              N/A               4.273          5.186
2004.........          N/A            N/A              N/A               5.186          5.527
2005.........          N/A            N/A              N/A               5.527          6.243
-------------         ------        ------             ---              ------         ------
AllianceBernstein Small/Mid Cap Value Portfolio

2003.........          N/A            N/A              N/A              10.936         15.156
2004.........          N/A            N/A              N/A              15.156         17.751
2005.........          N/A            N/A              N/A              17.751         18.619
-------------         ------        ------             ---              ------         ------
American Century VP Inflation Protection Fund

2004.........          9.991        10.392               1               9.905         10.404
2005.........         10.392        10.360               3              10.404         10.393
-------------         ------        ------             ---              ------         ------
American Funds Global Growth Fund

2004.........         10.267        11.252               1              10.216         11.266
2005.........         11.252        12.601               2              11.266         12.641
-------------         ------        ------             ---              ------         ------
American Funds Global Small Capitalization Fund

2003.........          N/A            N/A              N/A               5.627          8.497
2004.........         14.974        17.769               1*              8.497         10.104
2005.........         17.769        21.866               1*             10.104         12.458
-------------         ------        ------             ---              ------         ------
American Funds Growth Fund

2003.........          9.130        12.262             836               5.368          7.224
2004.........         12.262        13.541               5               7.224          7.993
2005.........         13.541        15.445               6               7.993          9.136
-------------         ------        ------             ---              ------         ------
American Funds Growth-Income Fund

2003.........          9.066        11.786             831               8.456         11.015
2004.........         11.786        12.771              16              11.015         11.959
2005.........         12.771        13.268              31              11.959         12.449
-------------         ------        ------             ---              ------         ------
American Funds International Fund

2003.........          9.060        11.994             312               5.168          6.855
2004.........         11.994        14.049               3               6.855          8.045
2005.........         14.049        16.758               4               8.045          9.615
-------------         ------        ------             ---              ------         ------



                    with EGMDB
                   -------------
                                        Accumulation unit value
                     Number of        ---------------------------        Number of
                    accumulation       Beginning         End of         accumulation
                       units           of period         period            units
                   -------------      -----------      ----------      -------------
                   (Accumulation unit value in dollars. Number of accumulation units
                                         in thousands beginning
                                               in 2004.)
AIM V.I. Growth Fund

2003.........           N/A               7.549           9.728              399
2004.........           N/A               9.728          10.345                1*
2005.........           N/A              10.345          10.915                1*
-------------           -                ------          ------              ---
AIM V.I. International Growth Fund

2003.........           N/A               8.792          11.133            1,059
2004.........           N/A              11.133          13.560                1
2005.........           N/A              13.560          15.715                1
-------------           -                ------          ------            -----
AIM V.I. Premier Equity Fund

2003.........           N/A               N/A              N/A              N/A
2004.........           N/A               9.527           9.895                1
2005.........           N/A               N/A              N/A              N/A
-------------           -                ------          ------            -----
AllianceBernstein VP Global Technology Portfolio

2003.........             881             7.379          10.447            1,091
2004.........               1            10.447          10.810                4
2005.........               1            10.810          11.032                3
-------------           -----            ------          ------            -----
AllianceBernstein VP Growth and Income Portfolio

2003.........          23,386             8.667          11.281           22,863
2004.........              83            11.281          12.354               58
2005.........              74            12.354          12.723               88
-------------          ------            ------          ------           ------
AllianceBernstein VP Large Cap Growth Portfolio

2003.........           4,990             8.142           9.891              643
2004.........              38             9.891          10.551                1
2005.........              28            10.551          11.931                1
-------------          ------            ------          ------           ------
AllianceBernstein Small/Mid Cap Value Portfolio

2003.........           1,158            10.950          15.191              431
2004.........              22            15.191          17.811               11
2005.........              28            17.811          18.700               30
-------------          ------            ------          ------           ------
American Century VP Inflation Protection Fund

2004.........              16            10.042          10.410               72
2005.........              50            10.410          10.410              143
-------------          ------            ------          ------           ------
American Funds Global Growth Fund

2004.........               7            10.239          11.273               16
2005.........              23            11.273          12.662               27
-------------          ------            ------          ------           ------
American Funds Global Small Capitalization Fund

2003.........           3,621             9.969          15.071            9,573
2004.........              82            15.071          17.937               29
2005.........             135            17.937          22.139               51
-------------          ------            ------          ------           ------
American Funds Growth Fund

2003.........          70,637             9.164          12.344           52,948
2004.........             407            12.344          13.673              272
2005.........             461            13.673          15.643              362
-------------          ------            ------          ------           ------
American Funds Growth-Income Fund

2003.........          49,158             9.101          11.867           84,704
2004.........             370            11.867          12.897              391
2005.........             406            12.897          13.439              522
-------------          ------            ------          ------           ------
American Funds International Fund

2003.........          36,438             9.094          12.075           21,952
2004.........             165            12.075          14.186               76
2005.........             193            14.186          16.972              111
-------------          ------            ------          ------           ------

                                      A-1



                                      with EEB                                 with EGMDB
                   ----------------------------------------------      ---------------------------
                     Accumulation unit value                             Accumulation unit value
                   ---------------------------                         ---------------------------
                                                      Number of

                    Beginning         End of         accumulation       Beginning         End of
                    of period         period            units           of period         period
                   -----------      ----------      -------------      -----------      ----------
                   (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)

Delaware VIP Capital Reserves

2005.........          N/A              N/A              N/A               N/A              N/A
-------------          --               --               ---               --               --
Delaware VIP Diversified Income Series

2004.........         10.011          10.858               1*             10.207          10.872
2005.........         10.858          10.597               2              10.872          10.631
-------------         ------          ------             ---              ------          ------
Delaware VIP Emerging Markets Series(4)
2004.........          N/A              N/A              N/A              14.457          19.360
2005.........          N/A              N/A              N/A              19.360          24.206
-------------         ------          ------             ---              ------          ------
Delaware VIP High Yield Series

2003.........         10.282          12.981             180               8.425          10.658
2004.........         12.981          14.530               3              10.658          11.953
2005.........         14.530          14.741               1              11.953          12.151
-------------         ------          ------             ---              ------          ------
Delaware VIP REIT Series

2003.........         10.965          14.395             226              11.748          15.453
2004.........         14.395          18.525               9              15.453          19.926
2005.........         18.525          19.432              19              19.926          20.944
-------------         ------          ------             ---              ------          ------
Delaware VIP Small Cap Value Series

2003.........         10.915          15.179             304              12.061          16.806
2004.........         15.179          18.054              10              16.806          20.029
2005.........         18.054          19.345              19              20.029          21.504
-------------         ------          ------             ---              ------          ------
Delaware VIP Trend Series

2003.........          N/A              N/A              N/A               5.075           6.729
2004.........         13.276          14.638               5               6.729           7.434
2005.........         14.638          15.177               5               7.434           7.723
-------------         ------          ------             ---              ------          ------
Delaware VIP US Growth Series

2003.........          N/A              N/A              N/A               8.101           9.830
2004.........          9.797           9.909               1*              9.830           9.962
2005.........          9.909          11.129               1*              9.962          11.211
-------------         ------          ------             ---              ------          ------
Delaware VIP Value Series

2003.........          N/A              N/A              N/A               8.712          10.978
2004.........          N/A              N/A              N/A              10.978          12.373
2005.........         12.504          12.985               1*             12.373          12.876
-------------         ------          ------             ---              ------          ------
Fidelity VIP Contrafund Portfolio

2003.........          N/A              N/A              N/A               9.726          12.264
2004.........          N/A              N/A              N/A              12.264          13.892
2005.........         13.805          15.810               1              13.892          15.941
-------------         ------          ------             ---              ------          ------
Fidelity VIP Equity-Income Portfolio

2003.........          N/A              N/A              N/A               8.250          10.552
2004.........         11.516          12.575               1*             10.552          11.545
2005.........         12.575          13.032               2              11.545          11.989
-------------         ------          ------             ---              ------          ------
Fidelity VIP Growth Portfolio

2003.........          N/A              N/A              N/A               N/A              N/A
2004.........         10.477          10.606               1*              6.037           6.123
2005.........         10.606          10.985               1               6.123           6.355
-------------         ------          ------             ---              ------          ------
Fidelity VIP Mid Cap

2005.........          N/A              N/A              N/A              10.237          11.564
-------------         ------          ------             ---              ------          ------
Fidelity VIP Overseas Portfolio

2003.........          N/A              N/A              N/A               5.218           7.342
2004.........         11.944          13.286               1               7.342           8.184
2005.........         13.286          15.492               2               8.184           9.562
-------------         ------          ------             ---              ------          ------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2003.........          N/A              N/A              N/A               4.702           6.348
2004.........          N/A              N/A              N/A               6.348           6.961
2005.........          N/A              N/A              N/A               6.961           7.175
-------------         ------          ------             ---              ------          ------
FTVIPT Templeton Global Income Securities

2005.........          9.794           9.862               1*              N/A              N/A
-------------         ------          ------             ---              ------          ------



                    with EGMDB
                   -------------
                                        Accumulation unit value
                     Number of        ---------------------------        Number of
                    accumulation       Beginning         End of         accumulation
                       units           of period         period            units
                   -------------      -----------      ----------      -------------
                   (Accumulation unit value in dollars. Number of accumulation units
                                         in thousands beginning
                                               in 2004.)
Delaware VIP Capital Reserves

2005.........           N/A               N/A              N/A              N/A
-------------           -                 --               --               -
Delaware VIP Diversified Income Series

2004.........              25            10.080          10.878                56
2005.........             155            10.878          10.648               117
-------------           -----            ------          ------             -----
Delaware VIP Emerging Markets Series(4)
2004.........               4            10.243          13.572                 4
2005.........              13            13.572          16.986                28
-------------           -----            ------          ------             -----
Delaware VIP High Yield Series

2003.........          31,016            10.322          13.071            16,226
2004.........              60            13.071          14.675                60
2005.........              46            14.675          14.932                86
-------------          ------            ------          ------            ------
Delaware VIP REIT Series

2003.........          13,348            11.006          14.491            10,383
2004.........              37            14.491          18.704                55
2005.........              37            18.704          19.679                72
-------------          ------            ------          ------            ------
Delaware VIP Small Cap Value Series

2003.........           9,098            10.954          15.280             4,836
2004.........              59            15.280          18.229                36
2005.........              65            18.229          19.590                81
-------------          ------            ------          ------            ------
Delaware VIP Trend Series

2003.........           8,885            10.070          13.365            10,051
2004.........              61            13.365          14.780                31
2005.........              45            14.780          15.370                55
-------------          ------            ------          ------            ------
Delaware VIP US Growth Series

2003.........           9,742             8.110           9.851            13,590
2004.........              24             9.851           9.993                31
2005.........              10             9.993          11.257                30
-------------          ------            ------          ------            ------
Delaware VIP Value Series

2003.........           2,431             N/A              N/A              N/A
2004.........              11            11.195          12.631                27
2005.........              19            12.631          13.157                38
-------------          ------            ------          ------            ------
Fidelity VIP Contrafund Portfolio

2003.........          11,942             N/A              N/A              N/A
2004.........              37            12.291          13.937                37
2005.........              67            13.937          16.008               107
-------------          ------            ------          ------            ------
Fidelity VIP Equity-Income Portfolio

2003.........           5,600             9.056          11.595             5,214
2004.........              51            11.595          12.699                93
2005.........              66            12.699          13.200               108
-------------          ------            ------          ------            ------
Fidelity VIP Growth Portfolio

2003.........           N/A               8.083          10.549             4,268
2004.........               9            10.549          10.711                19
2005.........              23            10.711          11.126                26
-------------          ------            ------          ------            ------
Fidelity VIP Mid Cap

2005.........              12            10.182          11.571                24
-------------          ------            ------          ------            ------
Fidelity VIP Overseas Portfolio

2003.........          24,584             8.540          12.028             6,749
2004.........              93            12.028          13.419                35
2005.........              86            13.419          15.695                69
-------------          ------            ------          ------            ------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2003.........          10,700             8.637          11.672             2,353
2004.........              41            11.672          12.811                40
2005.........              37            12.811          13.218                67
-------------          ------            ------          ------            ------
FTVIPT Templeton Global Income Securities

2005.........           N/A               9.763           9.879                 3
-------------          ------            ------          ------            ------

                                      A-2



                                     with EEB                               with EGMDB
                   --------------------------------------------      -------------------------
                    Accumulation unit value                           Accumulation unit value
                   -------------------------                         -------------------------
                                                    Number of

                    Beginning        End of        accumulation       Beginning        End of
                    of period        period           units           of period        period
                   -----------      --------      -------------      -----------      --------
                      (Accumulation unit value in dollars. Number of accumulation units in thousands
                                               beginning in 2004.)
FTVIPT Templeton Growth Securities Fund

2003.........          8.934        11.589             285               7.941        10.322
2004.........         11.589        13.200               1*             10.322        11.780
2005.........          N/A            N/A              N/A              11.780        12.614
-------------         ------        ------             ---              ------        ------
Janus Aspen Balanced Portfolio

2003.........          N/A            N/A              N/A               9.786        10.947
2004.........          N/A            N/A              N/A              10.947        11.660
2005.........          N/A            N/A              N/A              11.660        12.348
-------------         ------        ------             ---              ------        ------
Janus Aspen Mid Cap Growth Portfolio

2003.........          N/A            N/A              N/A               N/A            N/A
2004.........          N/A            N/A              N/A              10.668        12.642
2005.........         12.562        13.815               1*             12.642        13.930
-------------         ------        ------             ---              ------        ------
Janus Aspen Worldwide Growth Portfolio

2003.........          N/A            N/A              N/A               N/A            N/A
2004.........          N/A            N/A              N/A               N/A            N/A
2005.........          N/A            N/A              N/A               N/A            N/A
-------------         ------        ------             ---              ------        ------
Lincoln VIP Aggressive Growth Fund

2003.........          N/A            N/A              N/A               N/A            N/A
2004.........          N/A            N/A              N/A               N/A            N/A
2005.........          N/A            N/A              N/A               N/A            N/A
-------------         ------        ------             ---              ------        ------
Lincoln VIP Aggressive Profile Fund

2005.........          N/A            N/A              N/A               N/A            N/A
-------------         ------        ------             ---              ------        ------
Lincoln VIP Bond Fund

2003.........          9.623        10.002             466               9.965        10.014
2004.........         10.002        10.314              17              10.014        10.347
2005.........         10.314        10.366              38              10.347        10.421
-------------         ------        ------             ---              ------        ------
Lincoln VIP Capital Appreciation Fund

2003.........          N/A            N/A              N/A               N/A            N/A
2004.........          N/A            N/A              N/A              12.186        12.587
2005.........         12.549        12.805               1*             12.587        12.869
-------------         ------        ------             ---              ------        ------
Lincoln VIP Conservative Profile Fund

2005.........          N/A            N/A              N/A              10.074        10.252
-------------         ------        ------             ---              ------        ------
Lincoln VIP Core Fund

2005.........          N/A            N/A              N/A               N/A            N/A
-------------         ------        ------             ---              ------        ------
Lincoln VIP Equity-Income Fund

2005.........          N/A            N/A              N/A               N/A            N/A
-------------         ------        ------             ---              ------        ------
Lincoln VIP Global Asset Allocation Fund

2003.........          N/A            N/A              N/A              10.500        11.342
2004.........          N/A            N/A              N/A              11.342        12.637
2005.........          N/A            N/A              N/A              12.637        13.242
-------------         ------        ------             ---              ------        ------
Lincoln VIP Growth Fund

2005.........          N/A            N/A              N/A               N/A            N/A
-------------         ------        ------             ---              ------        ------
Lincoln VIP Growth and Income Fund

2005.........          N/A            N/A              N/A               N/A            N/A
-------------         ------        ------             ---              ------        ------
Lincoln VIP Growth Opportunities

2005.........          N/A            N/A              N/A               N/A            N/A
-------------         ------        ------             ---              ------        ------
Lincoln VIP International Fund

2003.........          N/A            N/A              N/A              10.919        13.129
2004.........         13.112        15.529               1              13.129        15.580
2005.........         15.529        17.114               2              15.580        17.203
-------------         ------        ------             ---              ------        ------
Lincoln VIP Moderate Profile Fund

2005.........          N/A            N/A              N/A              10.008        10.469
-------------         ------        ------             ---              ------        ------
Lincoln VIP Moderately Aggressive Profile Fund

2005.........          N/A            N/A              N/A              10.026        10.646
-------------         ------        ------             ---              ------        ------



                    with EGMDB
                   -------------
                                       Accumulation unit value
                     Number of        -------------------------        Number of
                    accumulation       Beginning        End of        accumulation
                       units           of period        period           units
                   -------------      -----------      --------      -------------
                     (Accumulation unit value in dollars. Number of accumulation units in thousands
                                         beginning in 2004.)
FTVIPT Templeton Growth Securities Fund

2003.........           7,166             8.969        11.670             6,589
2004.........              39            11.670        13.332                34
2005.........              39            13.332        14.290                74
-------------           -----            ------        ------             -----
Janus Aspen Balanced Portfolio

2003.........           1,237             9.800        10.973             1,789
2004.........              13            10.973        11.701                19
2005.........              14            11.701        12.403                26
-------------           -----            ------        ------             -----
Janus Aspen Mid Cap Growth Portfolio

2003.........           N/A               N/A            N/A              N/A
2004.........               2            10.692        12.683                 3
2005.........               2            12.683        13.990                 3
-------------           -----            ------        ------             -----
Janus Aspen Worldwide Growth Portfolio

2003.........           N/A               8.422        10.256                27
2004.........           N/A              10.256        10.556                 1
2005.........           N/A              10.556        10.972                 1
-------------           -----            ------        ------             -----
Lincoln VIP Aggressive Growth Fund

2003.........           N/A               N/A            N/A              N/A
2004.........           N/A              12.650        13.760                 4
2005.........           N/A              13.760        14.842                 2
-------------           -----            ------        ------             -----
Lincoln VIP Aggressive Profile Fund

2005.........           N/A               N/A            N/A              N/A
-------------           -----            ------        ------             -----
Lincoln VIP Bond Fund

2003.........          75,256            10.092        10.020           102,843
2004.........             237            10.020        10.364               353
2005.........             262            10.364        10.448               488
-------------          ------            ------        ------           -------
Lincoln VIP Capital Appreciation Fund

2003.........           N/A               N/A            N/A              N/A
2004.........               2            11.621        12.610                 2
2005.........               7            12.610        12.906                 6
-------------          ------            ------        ------           -------
Lincoln VIP Conservative Profile Fund

2005.........              87            10.012        10.257                50
-------------          ------            ------        ------           -------
Lincoln VIP Core Fund

2005.........           N/A               N/A            N/A              N/A
-------------          ------            ------        ------           -------
Lincoln VIP Equity-Income Fund

2005.........           N/A              10.009        10.478                 1
-------------          ------            ------        ------           -------
Lincoln VIP Global Asset Allocation Fund

2003.........             293            10.622        11.349             1,100
2004.........               1*           11.349        12.657                 8
2005.........               9            12.657        13.277                11
-------------          ------            ------        ------           -------
Lincoln VIP Growth Fund

2005.........           N/A               N/A            N/A              N/A
-------------          ------            ------        ------           -------
Lincoln VIP Growth and Income Fund

2005.........           N/A               N/A            N/A              N/A
-------------          ------            ------        ------           -------
Lincoln VIP Growth Opportunities

2005.........           N/A               N/A            N/A              N/A
-------------          ------            ------        ------           -------
Lincoln VIP International Fund

2003.........          12,731            10.950        13.137            16,995
2004.........              59            13.137        15.605                52
2005.........              52            15.605        17.249                70
-------------          ------            ------        ------           -------
Lincoln VIP Moderate Profile Fund

2005.........               5            10.000        10.475                11
-------------          ------            ------        ------           -------
Lincoln VIP Moderately Aggressive Profile Fund

2005.........              51            10.122        10.652                 5
-------------          ------            ------        ------           -------

                                      A-3



                                      with EEB                                 with EGMDB
                   ----------------------------------------------      ---------------------------
                     Accumulation unit value                             Accumulation unit value
                   ---------------------------                         ---------------------------
                                                      Number of

                    Beginning         End of         accumulation       Beginning         End of
                    of period         period            units           of period         period
                   -----------      ----------      -------------      -----------      ----------
                   (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)

Lincoln VIP Money Market Fund

2003.........          N/A              N/A              N/A               9.982           9.919
2004.........          9.907           9.786               2               9.919           9.818
2005.........          9.786           9.850               7               9.818           9.902
-------------          -----           -----             ---               -----           -----
Lincoln VIP Social Awareness Fund

2003.........          N/A              N/A              N/A              11.029          12.260
2004.........         12.244          13.513               1              12.260          13.557
2005.........         13.513          14.824               2              13.557          14.902
-------------         ------          ------             ---              ------          ------
MFS VIT Capital Opportunities Series

2003.........          N/A              N/A              N/A               N/A              N/A
2004.........          N/A              N/A              N/A               N/A              N/A
2005.........          N/A              N/A              N/A               N/A              N/A
-------------         ------          ------             ---              ------          ------
MFS VIT Emerging Growth Series

2003.........          N/A              N/A              N/A               N/A              N/A
2004.........          N/A              N/A              N/A               N/A              N/A
2005.........          N/A              N/A              N/A               4.918           5.269
-------------         ------          ------             ---              ------          ------
MFS VIT Total Return Series

2003.........          N/A              N/A              N/A              10.193          11.631
2004.........         11.250          12.262              11              11.631          12.702
2005.........         12.262          12.349              32              12.702          12.819
-------------         ------          ------             ---              ------          ------
MFS VIT Utilities Series

2003.........          N/A              N/A              N/A               5.579           7.439
2004.........          N/A              N/A              N/A               7.439           9.502
2005.........          N/A              N/A              N/A               9.502          10.895
-------------         ------          ------             ---              ------          ------
Neuberger Berman AMT Mid-Cap Growth Portfolio

2003.........          8.322          10.463             445               8.343          10.510
2004.........         10.463          11.946               1*             10.510          12.024
2005.........          N/A              N/A              N/A              12.024          13.453
-------------         ------          ------             ---              ------          ------
Neuberger Berman AMT Regency Portfolio

2003.........          N/A              N/A              N/A               9.809          13.107
2004.........         13.052          15.678               1              13.107          15.776
2005.........         15.678          17.237               1              15.776          17.380
-------------         ------          ------             ---              ------          ------
Putnam VT Growth & Income Fund

2003.........          N/A              N/A              N/A               N/A              N/A
2004.........          N/A              N/A              N/A               N/A              N/A
2005.........          N/A              N/A              N/A               N/A              N/A
-------------         ------          ------             ---              ------          ------
Putnam VT Health Sciences Fund

2003.........          N/A              N/A              N/A               8.279           9.641
2004.........          N/A              N/A              N/A               9.641          10.159
2005.........          N/A              N/A              N/A              10.159          11.311
-------------         ------          ------             ---              ------          ------
Scudder VIT Equity 500 Index Fund

2003.........          N/A              N/A              N/A              10.870          12.029
2004.........          N/A              N/A              N/A              12.029          13.053
2005.........          N/A              N/A              N/A              13.053          13.406
-------------         ------          ------             ---              ------          ------
Scudder VIT Small Cap Index Fund

2003.........          N/A              N/A              N/A              11.470          13.527
2004.........         13.510          15.580               1*             13.527          15.631
2005.........         15.580          15.905               1*             15.631          15.989
-------------         ------          ------             ---              ------          ------



                    with EGMDB
                   -------------
                                        Accumulation unit value
                     Number of        ---------------------------        Number of
                    accumulation       Beginning         End of         accumulation
                       units           of period         period            units
                   -------------      -----------      ----------      -------------
                   (Accumulation unit value in dollars. Number of accumulation units
                                         in thousands beginning
                                               in 2004.)
Lincoln VIP Money Market Fund

2003.........          21,584             9.989           9.925            65,299
2004.........              53             9.925           9.834               356
2005.........             114             9.834           9.928               203
-------------          ------             -----           -----            ------
Lincoln VIP Social Awareness Fund

2003.........           7,707            10.664          12.267            15,649
2004.........              25            12.267          13.579                46
2005.........              27            13.579          14.941                61
-------------          ------            ------          ------            ------
MFS VIT Capital Opportunities Series

2003.........           N/A               N/A              N/A              N/A
2004.........           N/A              10.285          11.351                 1
2005.........           N/A               N/A              N/A              N/A
-------------          ------            ------          ------            ------
MFS VIT Emerging Growth Series

2003.........           N/A               7.904          10.112               426
2004.........           N/A              10.112          11.223                 1*
2005.........               1            11.223          12.037                 2
-------------          ------            ------          ------            ------
MFS VIT Total Return Series

2003.........           8,388             9.918          11.328            21,120
2004.........              54            11.328          12.384                94
2005.........              74            12.384          12.510               140
-------------          ------            ------          ------            ------
MFS VIT Utilities Series

2003.........           1,795             7.478           9.983             2,339
2004.........              17             9.983          12.763                21
2005.........              19            12.763          14.649                25
-------------          ------            ------          ------            ------
Neuberger Berman AMT Mid-Cap Growth Portfolio

2003.........           5,111             8.353          10.534             3,471
2004.........              16            10.534          12.063                29
2005.........              16            12.063          13.510                55
-------------          ------            ------          ------            ------
Neuberger Berman AMT Regency Portfolio

2003.........           9,390             9.823          13.139            11,074
2004.........              19            13.139          15.830                46
2005.........              27            15.830          17.457                86
-------------          ------            ------          ------            ------
Putnam VT Growth & Income Fund

2003.........           N/A               8.668          10.871             1,941
2004.........           N/A              10.871          11.894                 4
2005.........           N/A              11.894          12.323                 3
-------------          ------            ------          ------            ------
Putnam VT Health Sciences Fund

2003.........             750             8.291           9.664               485
2004.........               1             9.664          10.193                 1
2005.........               1            10.193          11.361                 2
-------------          ------            ------          ------            ------
Scudder VIT Equity 500 Index Fund

2003.........           4,210            10.579          12.037             3,841
2004.........               9            12.037          13.074                50
2005.........              10            13.074          13.442                58
-------------          ------            ------          ------            ------
Scudder VIT Small Cap Index Fund

2003.........          10,168            10.821          13.535             1,857
2004.........              11            13.535          15.656                 8
2005.........              10            15.656          16.031                23
-------------          ------            ------          ------            ------

* All numbers less than 500 were rounded up to one.

                                      A-4


Appendix B - Condensed Financial Information

Accumulation Unit Values

The following information relating to accumulation unit values and number of accumulation units for contracts purchased after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the period ended December 31, 2005 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are included in the SAI with EEB
                                                          --------------------------------------------
                                                           Accumulation unit value

                                                          -------------------------
                                                                                           Number of

                                                           Beginning        End of        accumulation
                                                           of period        period           units
                                                          -----------      --------      -------------
                                                            (Accumulation unit value in dollars and
                                                                            Number of
                                                                accumulation units in thousands)
AllianceBernstein VP Global Technology Portfolio

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             --------
AllianceBernstein VP Growth and Income Portfolio

2005................................................      15.070           15.427               1
----------------------------------------------------      ------           ------             ---
AllianceBernstein VP Small/Mid Cap Value Portfolio

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
American Century VP Inflation Protection Fund

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
American Funds Global Growth Fund

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
American Funds Global Small Capitalization Fund

2005................................................      18.775           23.035               1
----------------------------------------------------      ------           ------             ---
American Funds Growth Fund

2005................................................      15.654           17.801               1
----------------------------------------------------      ------           ------             ---
American Funds Growth-Income Fund

2005................................................      15.210           15.755               2
----------------------------------------------------      ------           ------             ---
American Funds International Fund

2005................................................      16.766           19.938               1
----------------------------------------------------      ------           ------             ---
Delaware VIP Capital Reserves

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
Delaware VIP Diversified Income Series

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
Delaware VIP Emerging Markets Series(4)
2005................................................      11.033           11.999               1
----------------------------------------------------      ------           ------             ---
Delaware VIP High Yield Series

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
Delaware VIP REIT Series

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
Delaware VIP Small Cap Value Series

2005................................................      17.548           18.746               1
----------------------------------------------------      ------           ------             ---
Delaware VIP Trend Series

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
Delaware VIP Value Series

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
Fidelity VIP Contrafund Portfolio

2005................................................      14.093           16.091               1
----------------------------------------------------      ------           ------             ---
Fidelity VIP Growth Portfolio

2005................................................      13.456           13.895               1
----------------------------------------------------      ------           ------             ---
Fidelity VIP Mid Cap

2005................................................      10.092           11.531               1
----------------------------------------------------      ------           ------             ---
Fidelity VIP Overseas Portfolio

2005................................................      N/A                N/A              N/A
----------------------------------------------------      ------           ------             ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2005................................................      16.890           17.322               1
----------------------------------------------------      ------           ------             ---



                                                                           with EGMDB                        with GOP
                                                          --------------------------------------------      -----------
                                                                                                            Accumulatio
                                                                                                                on

                                                           Accumulation unit value                          unit value
                                                          -------------------------                         -----------
                                                                                           Number of

                                                           Beginning        End of        accumulation       Beginning
                                                           of period        period           units           of period
                                                          -----------      --------      -------------      -----------
                                                          (Accumulation unit value in dollars and Number of accumulation units
                                                                                     in thousands)
AllianceBernstein VP Global Technology Portfolio

2005................................................         N/A             N/A              N/A              10.758
----------------------------------------------------        ------         ------                              ------
AllianceBernstein VP Growth and Income Portfolio

2005................................................        12.193         12.507              10              12.294
----------------------------------------------------        ------         ------             ---              ------
AllianceBernstein VP Small/Mid Cap Value Portfolio

2005................................................        17.581         18.385               8              17.724
----------------------------------------------------        ------         ------             ---              ------
American Century VP Inflation Protection Fund

2005................................................        10.385         10.344               8              10.401
----------------------------------------------------        ------         ------             ---              ------
American Funds Global Growth Fund

2005................................................        11.246         12.581              12              11.263
----------------------------------------------------        ------         ------             ---              ------
American Funds Global Small Capitalization Fund

2005................................................        17.707         21.767              11              17.855
----------------------------------------------------        ------         ------             ---              ------
American Funds Growth Fund

2005................................................        13.496         15.378              44              13.608
----------------------------------------------------        ------         ------             ---              ------
American Funds Growth-Income Fund

2005................................................        12.728         13.210              64              12.833
----------------------------------------------------        ------         ------             ---              ------
American Funds International Fund

2005................................................        14.002         16.684              16              14.116
----------------------------------------------------        ------         ------             ---              ------
Delaware VIP Capital Reserves

2005................................................         N/A             N/A              N/A               9.885
----------------------------------------------------        ------         ------             ---              ------
Delaware VIP Diversified Income Series

2005................................................        10.852         10.580              17              10.868
----------------------------------------------------        ------         ------             ---              ------
Delaware VIP Emerging Markets Series(4)
2005................................................        10.976         12.013              15               9.959
----------------------------------------------------        ------         ------             ---              ------
Delaware VIP High Yield Series

2005................................................        14.483         14.678               4              14.602
----------------------------------------------------        ------         ------             ---              ------
Delaware VIP REIT Series

2005................................................        18.462         19.347               5              18.611
----------------------------------------------------        ------         ------             ---              ------
Delaware VIP Small Cap Value Series

2005................................................        17.994         19.261              27              18.142
----------------------------------------------------        ------         ------             ---              ------
Delaware VIP Trend Series

2005................................................        14.591         15.113               3              14.711
----------------------------------------------------        ------         ------             ---              ------
Delaware VIP Value Series

2005................................................        12.463         12.931               6              12.567
----------------------------------------------------        ------         ------             ---              ------
Fidelity VIP Contrafund Portfolio

2005................................................        13.755         15.737              30              13.870
----------------------------------------------------        ------         ------             ---              ------
Fidelity VIP Growth Portfolio

2005................................................        10.572         10.938               3              10.658
----------------------------------------------------        ------         ------             ---              ------
Fidelity VIP Mid Cap

2005................................................        10.093         11.545              11               9.976
----------------------------------------------------        ------         ------             ---              ------
Fidelity VIP Overseas Portfolio

2005................................................        13.244         15.428               7              13.352
----------------------------------------------------        ------         ------             ---              ------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2005................................................        12.646         12.996               3              12.751
----------------------------------------------------        ------         ------             ---              ------



                                                                   with GOP
                                                          ---------------------------
                                                          Accumula

                                                           ation
                                                            unit
                                                            value

                                                          --------
                                                                          Number of
                                                           End of        accumulation
                                                           period           units
                                                          --------      -------------
                                                             (Accumulation unit value in
                                                                dollars and Number of
                                                          accumulation units in thousands)
AllianceBernstein VP Global Technology Portfolio

2005................................................       10.962              1
----------------------------------------------------       ------              -
AllianceBernstein VP Growth and Income Portfolio

2005................................................       12.642             17
----------------------------------------------------       ------             --
AllianceBernstein VP Small/Mid Cap Value Portfolio

2005................................................       18.581             12
----------------------------------------------------       ------             --
American Century VP Inflation Protection Fund

2005................................................       10.385             25
----------------------------------------------------       ------             --
American Funds Global Growth Fund

2005................................................       12.631             26
----------------------------------------------------       ------             --
American Funds Global Small Capitalization Fund

2005................................................       22.004             16
----------------------------------------------------       ------             --
American Funds Growth Fund

2005................................................       15.544            135
----------------------------------------------------       ------            ---
American Funds Growth-Income Fund

2005................................................       13.352            157
----------------------------------------------------       ------            ---
American Funds International Fund

2005................................................       16.863             70
----------------------------------------------------       ------            ---
Delaware VIP Capital Reserves

2005................................................        9.917             12
----------------------------------------------------       ------            ---
Delaware VIP Diversified Income Series

2005................................................       10.622             71
----------------------------------------------------       ------            ---
Delaware VIP Emerging Markets Series(4)
2005................................................       12.030             59
----------------------------------------------------       ------            ---
Delaware VIP High Yield Series

2005................................................       14.835             52
----------------------------------------------------       ------            ---
Delaware VIP REIT Series

2005................................................       19.552             18
----------------------------------------------------       ------            ---
Delaware VIP Small Cap Value Series

2005................................................       19.468             46
----------------------------------------------------       ------            ---
Delaware VIP Trend Series

2005................................................       15.275              6
----------------------------------------------------       ------            ---
Delaware VIP Value Series

2005................................................       13.070             31
----------------------------------------------------       ------            ---
Fidelity VIP Contrafund Portfolio

2005................................................       15.909             67
----------------------------------------------------       ------            ---
Fidelity VIP Growth Portfolio

2005................................................       11.055              6
----------------------------------------------------       ------            ---
Fidelity VIP Mid Cap

2005................................................       11.561             31
----------------------------------------------------       ------            ---
Fidelity VIP Overseas Portfolio

2005................................................       15.592              6
----------------------------------------------------       ------            ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2005................................................       13.136             21
----------------------------------------------------       ------            ---



                                                                         Acct Value DB

                                                          --------------------------------------------
                                                           Accumulation unit value

                                                          -------------------------
                                                                                           Number of

                                                           Beginning        End of        accumulation
                                                           of period        period           units
                                                          -----------      --------      -------------
                                                            (Accumulation unit value in dollars and
                                                                     Number of accumulation
                                                                      units in thousands)
AllianceBernstein VP Global Technology Portfolio

2005................................................          N/A             N/A             N/A
----------------------------------------------------          --              ---
AllianceBernstein VP Growth and Income Portfolio

2005................................................          N/A             N/A             N/A
----------------------------------------------------          --              ---
AllianceBernstein VP Small/Mid Cap Value Portfolio

2005................................................         17.754         18.621              3
----------------------------------------------------         ------         ------            ---
American Century VP Inflation Protection Fund

2005................................................         10.404         10.393              4
----------------------------------------------------         ------         ------            ---
American Funds Global Growth Fund

2005................................................         11.266         12.641              6
----------------------------------------------------         ------         ------            ---
American Funds Global Small Capitalization Fund

2005................................................          N/A             N/A             N/A
----------------------------------------------------         ------         ------            ---
American Funds Growth Fund

2005................................................         13.627         15.574              6
----------------------------------------------------         ------         ------            ---
American Funds Growth-Income Fund

2005................................................         12.852         13.379             10
----------------------------------------------------         ------         ------            ---
American Funds International Fund

2005................................................         14.136         16.895              4
----------------------------------------------------         ------         ------            ---
Delaware VIP Capital Reserves

2005................................................          9.959          9.922              1
----------------------------------------------------         ------         ------            ---
Delaware VIP Diversified Income Series

2005................................................         10.872         10.631              3
----------------------------------------------------         ------         ------            ---
Delaware VIP Emerging Markets Series(4)
2005................................................         11.366         12.034              4
----------------------------------------------------         ------         ------            ---
Delaware VIP High Yield Series

2005................................................          9.999         10.236              9
----------------------------------------------------         ------         ------            ---
Delaware VIP REIT Series

2005................................................         10.111         10.406              4
----------------------------------------------------         ------         ------            ---
Delaware VIP Small Cap Value Series

2005................................................          N/A             N/A             N/A
----------------------------------------------------         ------         ------            ---
Delaware VIP Trend Series

2005................................................          N/A             N/A             N/A
----------------------------------------------------         ------         ------            ---
Delaware VIP Value Series

2005................................................          9.961         10.354              3
----------------------------------------------------         ------         ------            ---
Fidelity VIP Contrafund Portfolio

2005................................................         13.891         15.940             12
----------------------------------------------------         ------         ------            ---
Fidelity VIP Growth Portfolio

2005................................................          N/A             N/A             N/A
----------------------------------------------------         ------         ------            ---
Fidelity VIP Mid Cap

2005................................................         10.237         11.564             14
----------------------------------------------------         ------         ------            ---
Fidelity VIP Overseas Portfolio

2005................................................         10.004         11.982              1
----------------------------------------------------         ------         ------            ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund

2005................................................          N/A             N/A             N/A
----------------------------------------------------         ------         ------            ---

                                      B-1



                                                                      with EEB
                                                    --------------------------------------------
                                                     Accumulation unit value

                                                    -------------------------
                                                                                     Number of

                                                     Beginning        End of        accumulation
                                                     of period        period           units
                                                    -----------      --------      -------------
                                                      (Accumulation unit value in dollars and
                                                                      Number of
                                                          accumulation units in thousands)
FTVIPT Templeton Global Income Securities

2005..........................................          N/A             N/A             N/A
----------------------------------------------          --              ---
FTVIPT Templeton Growth Securities Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------          --              ---
Lincoln VIP Aggressive Growth Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------          --              ---
Lincoln VIP Aggressive Profile Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------          --              ---
Lincoln VIP Bond Fund

2005..........................................         10.264         10.285              1
----------------------------------------------         ------         ------            ---
Lincoln VIP Capital Appreciation Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Conservative Profile Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Core Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Equity-Income Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Global Asset Allocation Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Growth Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Growth and Income Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Growth Opportunities

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP International Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Moderate Profile Fund

2005..........................................         10.061         10.439              8
----------------------------------------------         ------         ------            ---
Lincoln VIP Moderately Aggressive Profile Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Money Market Fund

2005..........................................          9.739          9.773             16
----------------------------------------------         ------         ------            ---
Lincoln VIP Social Awareness Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
MFS VIT Total Return Series

2005..........................................         12.815         12.868              1
----------------------------------------------         ------         ------            ---
MFS VIT Utilities Series

2005..........................................         19.180         21.872              1
----------------------------------------------         ------         ------            ---
Neuberger Berman AMT Mid-Cap Growth Portfolio

2005..........................................         14.180         15.785              1
----------------------------------------------         ------         ------            ---
Neuberger Berman AMT Regency Portfolio

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Scudder VIT Equity 500 Index Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Scudder VIT Small Cap Index Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---



                                                                     with EGMDB                        with GOP
                                                    --------------------------------------------      -----------
                                                                                                      Accumulatio
                                                                                                          on

                                                     Accumulation unit value                          unit value
                                                    -------------------------                         -----------
                                                                                     Number of

                                                     Beginning        End of        accumulation       Beginning
                                                     of period        period           units           of period
                                                    -----------      --------      -------------      -----------
                                                    (Accumulation unit value in dollars and Number of accumulation units
                                                                               in thousands)
FTVIPT Templeton Global Income Securities

2005..........................................          9.979          9.855              3               9.963
----------------------------------------------          -----          -----              -               -----
FTVIPT Templeton Growth Securities Fund

2005..........................................         13.156         14.046              6              13.266
----------------------------------------------         ------         ------              -              ------
Lincoln VIP Aggressive Growth Fund

2005..........................................         14.150         14.689              1              13.728
----------------------------------------------         ------         ------              -              ------
Lincoln VIP Aggressive Profile Fund

2005..........................................         10.136         10.863             50              10.169
----------------------------------------------         ------         ------             --              ------
Lincoln VIP Bond Fund

2005..........................................         10.297         10.339             37              10.339
----------------------------------------------         ------         ------             --              ------
Lincoln VIP Capital Appreciation Fund

2005..........................................         12.529         12.772              1              12.579
----------------------------------------------         ------         ------             --              ------
Lincoln VIP Conservative Profile Fund

2005..........................................         10.252         10.234             54              10.038
----------------------------------------------         ------         ------             --              ------
Lincoln VIP Core Fund

2005..........................................          N/A             N/A             N/A              10.173
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Equity-Income Fund

2005..........................................          N/A             N/A             N/A              10.009
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Global Asset Allocation Fund

2005..........................................          N/A             N/A             N/A              12.627
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Growth Fund

2005..........................................         10.141         10.800              4              10.022
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Growth and Income Fund

2005..........................................          N/A             N/A             N/A               N/A
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Growth Opportunities

2005..........................................         11.727         11.420              1               N/A
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP International Fund

2005..........................................         15.504         17.069             11              15.567
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Moderate Profile Fund

2005..........................................          9.994         10.451              7               9.994
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Moderately Aggressive Profile Fund

2005..........................................         10.104         10.628             49               9.996
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Money Market Fund

2005..........................................          9.770          9.824             10               9.810
----------------------------------------------         ------         ------            ---              ------
Lincoln VIP Social Awareness Fund

2005..........................................         13.491         14.786              1              13.546
----------------------------------------------         ------         ------            ---              ------
MFS VIT Total Return Series

2005..........................................         12.219         12.295             10              12.320
----------------------------------------------         ------         ------            ---              ------
MFS VIT Utilities Series

2005..........................................         12.594         14.398              5              12.697
----------------------------------------------         ------         ------            ---              ------
Neuberger Berman AMT Mid-Cap Growth Portfolio

2005..........................................         11.907         13.281              3              12.004
----------------------------------------------         ------         ------            ---              ------
Neuberger Berman AMT Regency Portfolio

2005..........................................         15.630         17.167              9              15.755
----------------------------------------------         ------         ------            ---              ------
Scudder VIT Equity 500 Index Fund

2005..........................................         12.990         13.302              2              13.043
----------------------------------------------         ------         ------            ---              ------
Scudder VIT Small Cap Index Fund

2005..........................................         15.820         15.864              1              15.618
----------------------------------------------         ------         ------            ---              ------



                                                             with GOP
                                                    ---------------------------
                                                    Accumula
                                                     ation

                                                      unit
                                                      value

                                                    --------
                                                                    Number of
                                                     End of        accumulation
                                                     period           units
                                                    --------      -------------
                                                       (Accumulation unit value in
                                                          dollars and Number of
                                                    accumulation units in thousands)
FTVIPT Templeton Global Income Securities

2005..........................................        9.870             15
----------------------------------------------        -----             --
FTVIPT Templeton Growth Securities Fund

2005..........................................       14.199             24
----------------------------------------------       ------             --
Lincoln VIP Aggressive Growth Fund

2005..........................................       14.785              1
----------------------------------------------       ------             --
Lincoln VIP Aggressive Profile Fund

2005..........................................       10.878             11
----------------------------------------------       ------             --
Lincoln VIP Bond Fund

2005..........................................       10.407            124
----------------------------------------------       ------            ---
Lincoln VIP Capital Appreciation Fund

2005..........................................       12.855              5
----------------------------------------------       ------            ---
Lincoln VIP Conservative Profile Fund

2005..........................................       10.249             83
----------------------------------------------       ------            ---
Lincoln VIP Core Fund

2005..........................................       10.242              9
----------------------------------------------       ------            ---
Lincoln VIP Equity-Income Fund

2005..........................................       10.469              2
----------------------------------------------       ------            ---
Lincoln VIP Global Asset Allocation Fund

2005..........................................       13.225             13
----------------------------------------------       ------            ---
Lincoln VIP Growth Fund

2005..........................................       10.815              1
----------------------------------------------       ------            ---
Lincoln VIP Growth and Income Fund

2005..........................................         N/A             N/A
----------------------------------------------       ------            ---
Lincoln VIP Growth Opportunities

2005..........................................         N/A             N/A
----------------------------------------------       ------            ---
Lincoln VIP International Fund

2005..........................................       17.181              8
----------------------------------------------       ------            ---
Lincoln VIP Moderate Profile Fund

2005..........................................       10.466            111
----------------------------------------------       ------            ---
Lincoln VIP Moderately Aggressive Profile Fund

2005..........................................       10.643             33
----------------------------------------------       ------            ---
Lincoln VIP Money Market Fund

2005..........................................        9.889            150
----------------------------------------------       ------            ---
Lincoln VIP Social Awareness Fund

2005..........................................       14.883              2
----------------------------------------------       ------            ---
MFS VIT Total Return Series

2005..........................................       12.427             70
----------------------------------------------       ------            ---
MFS VIT Utilities Series

2005..........................................       14.552             23
----------------------------------------------       ------            ---
Neuberger Berman AMT Mid-Cap Growth Portfolio

2005..........................................       13.423             13
----------------------------------------------       ------            ---
Neuberger Berman AMT Regency Portfolio

2005..........................................       17.349             34
----------------------------------------------       ------            ---
Scudder VIT Equity 500 Index Fund

2005..........................................       13.389              7
----------------------------------------------       ------            ---
Scudder VIT Small Cap Index Fund

2005..........................................       15.968              3
----------------------------------------------       ------            ---



                                                                   Acct Value DB

                                                    --------------------------------------------
                                                     Accumulation unit value

                                                    -------------------------
                                                                                     Number of

                                                     Beginning        End of        accumulation
                                                     of period        period           units
                                                    -----------      --------      -------------
                                                      (Accumulation unit value in dollars and
                                                               Number of accumulation
                                                                units in thousands)
FTVIPT Templeton Global Income Securities

2005..........................................          9.944          9.873              1
----------------------------------------------          -----          -----              -
FTVIPT Templeton Growth Securities Fund

2005..........................................         13.285         14.226              6
----------------------------------------------         ------         ------              -
Lincoln VIP Aggressive Growth Fund

2005..........................................         13.739         14.805              5
----------------------------------------------         ------         ------              -
Lincoln VIP Aggressive Profile Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Bond Fund

2005..........................................         10.027          9.880              9
----------------------------------------------         ------         ------            ---
Lincoln VIP Capital Appreciation Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Conservative Profile Fund

2005..........................................         10.074         10.252             18
----------------------------------------------         ------         ------            ---
Lincoln VIP Core Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Equity-Income Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Global Asset Allocation Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Growth Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Growth and Income Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Growth Opportunities

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP International Fund

2005..........................................          9.985         11.097              3
----------------------------------------------         ------         ------            ---
Lincoln VIP Moderate Profile Fund

2005..........................................         10.008         10.469             10
----------------------------------------------         ------         ------            ---
Lincoln VIP Moderately Aggressive Profile Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Lincoln VIP Money Market Fund

2005..........................................         10.001         10.074              5
----------------------------------------------         ------         ------            ---
Lincoln VIP Social Awareness Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
MFS VIT Total Return Series

2005..........................................         10.015         10.124             14
----------------------------------------------         ------         ------            ---
MFS VIT Utilities Series

2005..........................................         10.018         11.056              2
----------------------------------------------         ------         ------            ---
Neuberger Berman AMT Mid-Cap Growth Portfolio

2005..........................................         12.024         13.452              1
----------------------------------------------         ------         ------            ---
Neuberger Berman AMT Regency Portfolio

2005..........................................         15.777         17.381              1
----------------------------------------------         ------         ------            ---
Scudder VIT Equity 500 Index Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---
Scudder VIT Small Cap Index Fund

2005..........................................          N/A             N/A             N/A
----------------------------------------------         ------         ------            ---

Lincoln ChoicePlus Assurance (C Share)
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus Assurance (C Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2006. You may obtain a copy of the Lincoln ChoicePlus Assurance (C Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                                  Page
Special Terms                                        B-2
Services                                             B-2
Principal Underwriter                                B-2
Purchase of Securities Being Offered                 B-2
Interest Adjustment Example                          B-2
Annuity Payouts                                      B-4
Examples of Regular Income Payment
Calculations                                         B-5


Item                                                  Page
Determination of Accumulation and Annuity Unit
Value                                                B-5
Advertising                                          B-5
Additional Services                                  B-6
Other Information                                    B-6
Financial Statements                                 B-7

This SAI is not a prospectus. The date of this SAI is May 1, 2006.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
We serve as principal underwriter for the contracts, as described in the prospectus. We are not a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with Lincoln Financial Advisors Corporation, our affiliate and the principal underwriter for certain other contracts issued by us. We also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. We paid $67,422,223, $97,680,796, and $115,249,891 to Lincoln
Sales Representatives and Selling Firms in 2003, 2004, and 2005, respectively, as sales compensation with respect to the contracts. We retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.


                                                                             B-2

                      SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                              CASH SURRENDER VALUES



         Single Premium ...................       $50,000
         Premium taxes ....................       None
         Withdrawals ......................       None
         Guaranteed Period ................       5 years
         Guaranteed Interest Rate .........       3.50%
         Annuity Date .....................       Age 70
         Index Rate A .....................       3.50%
         Index Rate B .....................       4.00% End of contract year 1
                                                  3.50% End of contract year 2
                                                  3.00% End of contract year 3
                                                  2.00% End of contract year 4
         Percentage adjustment to B .......       0.50%



  Formula                       (1 + Index A)n
                        ------------------------------
                                                                              -1
                          (1 + Index B + % Adjustment)n

                           SURRENDER VALUE CALCULATION



                                                      (3)
                     (1)            (2)               Adjusted
                     Annuity        Index Rate        Annuity
Contract Year        Value          Factor            Value
---------------      ---------      ------------      ----------
  1 ...........      $51,710         0.962268         $49,759
  2 ...........      $53,480         0.985646         $52,712
  3 ...........      $55,312         1.000000         $55,312
  4 ...........      $57,208         1.009756         $57,766
  5 ...........      $59,170            N/A           $59,170



                     (4)            (5)               (6)              (7)
                     Minimum        Greater of        Surrender        Surrender
Contract Year        Value          (3) & (4)         Charge           Value
---------------      ---------      ------------      -----------      ----------
  1 ...........      $50,710        $50,710           $4,250           $46,460
  2 ...........      $51,431        $52,712           $4,250           $48,462
  3 ...........      $52,162        $55,312           $4,000           $51,312
  4 ...........      $52,905        $57,766           $3,500           $54,266
  5 ...........      $53,658        $59,170           $3,000           $56,170

                            ANNUITY VALUE CALCULATION



                          BOY*                                                  Annual                  EOY**
                          Annuity                 Guaranteed                    Account                 Annuity
Contract Year             Value                   Interest Rate                 Fee                     Value
--------------------      ---------               ---------------               ---------               ----------
  1 ................      $50,000        x            1.035            -        $40            =        $51,710
  2 ................      $51,710        x            1.035            -        $40            =        $53,480
  3 ................      $53,480        x            1.035            -        $40            =        $55,312
  4 ................      $55,312        x            1.035            -        $40            =        $57,208
  5 ................      $57,208        x            1.035            -        $40            =        $59,170

                          SURRENDER CHARGE CALCULATION



                          Surrender
                          Charge                                           Surrender
Contract Year             Factor                   Deposit                 Charge
--------------------      ----------               ---------               ----------
  1 ................           8.5%       x        $50,000        =        $4,250
  2 ................           8.5%       x        $50,000        =        $4,250
  3 ................           8.0%       x        $50,000        =        $4,000
  4 ................           7.0%       x        $50,000        =        $3,500
  5 ................           6.0%       x        $50,000        =        $3,000

B-3

                            INDEX RATE FACTOR CALCULATION



Contract Year            Index A         Index B         Adj Index B         N           Result
------------------       ---------       ---------       -------------       -----       ---------
  1 ..............        3.50%           4.00%             4.50%             4          0.962268
  2 ..............        3.50%           3.50%             4.00%             3          0.985646
  3 ..............        3.50%           3.00%             3.50%             2          1.000000
  4 ..............        3.50%           2.00%             2.50%             1          1.009756
  5 ..............        3.50%            N/A               N/A             N/A            N/A

                            MINIMUM VALUE CALCULATION



                                                   Minimum                       Annual
                                                   Guaranteed                    Account                 Minimum
Contract Year                                      Interest Rate                 Fee                     Value
--------------------                               ---------------               ---------               ----------
  1 ................      $50,000         x            1.015            -        $40            =        $50,710
  2 ................      $50,710         x            1.015            -        $40            =        $51,431
  3 ................      $51,431         x            1.015            -        $40            =        $52,162
  4 ................      $52,162         x            1.015            -        $40            =        $52,905
  5 ................      $52,905         x            1.015            -        $40            =        $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract; o the type of annuity option selected; and o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout; o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying


                                                                             B-4

the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ...........................      Male, Age 65
         Secondary Life ......................      Female, Age 63
         Purchase Payment ....................      $200,000.00
         Regular Income Payment Frequency ....      Annual
         AIR .................................      4.0%
         Hypothetical Investment Return ......      4.0%

                                                    15-year Access Period         30-Year Access Period
         Regular Income Payment ..............      $ 10,813.44                   $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA.


B-5

We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable


                                                                             B-6

annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
Financial statements of the VAA and of Lincoln Life appear on the following pages.

B-7